VANGUARD(R) BOND INDEX FUNDS

Semiannual Report * June 30, 2002

BOND

VANGUARD TOTAL BOND MARKET INDEX FUND

VANGUARD SHORT-TERM BOND INDEX FUND

VANGUARD INTERMEDIATE-TERM BOND INDEX FUND

VANGUARD LONG-TERM BOND INDEX FUND

                                                  [PHOTO OF A SHIP ON THE OCEAN]

                                                    [THE VANGUARD GROUP(R) LOGO]

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.
     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.
     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.
     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.
     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

-----------------------------------------------------------
CONTENTS

Letter from the Chairman                                  1
Fund Profiles                                             7
Glossary of Investment Terms                             11
Performance Summaries                                    12
Financial Statements                                     15
-----------------------------------------------------------

SUMMARY

* The Vanguard Bond Index Funds earned modest positive returns during the first half of the 2002 fiscal year, but their results failed to keep pace with those of the indexes they seek to closely track.
* Intermediate- and short-term interest rates fell during the six months ended June 30, 2002, but long-term rates edged higher.
* Bond returns far outpaced the returns of the broad stock market, which continued to struggle amid concerns about corporate accounting irregularities and questions about corporate profits.

LETTER FROM THE CHAIRMAN                            [PICTURE OF JOHN J. BRENNAN]
                                                                 John J. Brennan

Fellow Shareholder,

Bonds earned positive total returns during the first half of 2002 amid a persistent decline in the stock market. However, the returns of the four VANGUARD(R) BOND INDEX FUNDS lagged those of the benchmarks they are designed to track, so our relative performance for the six months was disappointing. I will explain the reasons for our underperformance later in this letter.
     The adjacent table presents the six-month total returns (capital change plus reinvested distributions) for each fund, its average mutual fund peer, and the unmanaged bond index it tracks.
     On balance, the yields of our funds barely budged during the six months. The yields of the Investor Shares of our Total Bond Market and Short-Term Bond Index Funds ticked down 1 basis point (0.01 percentage point) to 5.62% and 4.28%, respectively; the yield of the Intermediate-Term Bond Index Fund fell 12 basis points to 5.88%; and the yield of the Long-Term Bond Index Fund slipped 2 basis points to 6.39%.
     Detailed figures for each fund, including net asset values, distributions, and yields, are presented in the table that follows this letter.

----------------------------------------------------
TOTAL RETURNS                       SIX MONTHS ENDED
                                       JUNE 30, 2002
----------------------------------------------------
TOTAL BOND MARKET INDEX FUND
  Investor Shares                               2.9%
  Admiral Shares                                2.9
  Institutional Shares                          2.9
Average Intermediate Investment-Grade Fund*     2.5
Lehman Aggregate Bond Index                     3.8
----------------------------------------------------
SHORT-TERM BOND INDEX FUND
  Investor Shares                               1.9%
  Admiral Shares                                1.9
Average 1-5 Year U.S. Government Fund*          2.8
Lehman 1-5 Year Government/Credit Index         3.1
----------------------------------------------------
INTERMEDIATE-TERM BOND INDEX FUND
  Investor Shares                               2.7%
  Admiral Shares                                2.7
Average Intermediate U.S. Government Fund*      3.5
Lehman 5-10 Year Government/Credit Index        3.8
----------------------------------------------------
LONG-TERM BOND INDEX FUND                      2.7%
Average General U.S. Government Fund*           3.6
Lehman Long Government/Credit Index             3.1
----------------------------------------------------
*Derived from data provided by Lipper Inc.

TREASURY BONDS PERFORMED WELL, BUT MANY CORPORATE ISSUES SLUMPED
Bonds generally performed well during the six months ended June 30. The Lehman Brothers Aggregate Bond Index, a broad measure of the taxable investment-grade U.S. bond market, returned 3.8%, as modest price increases supplemented interest income.
     Many fixed income investors, however, saw their interest payments drop further. Interest rates on all but the longest-term Treasury bonds fell, reducing income but pushing prices higher. The yield of the 3-month U.S. Treasury bill slid just 4 basis points to 1.68% as of June 30. But the yields of 3-year and 10-year Treasury notes declined much further (49 basis points and 25 basis points, respectively), to 3.30% and 4.80%. Anxiety over the economy and corporate accounting scandals took a heavy toll on corporate bonds--their total returns lagged those of Treasuries, despite their higher coupons. High-yield ("junk") bonds fared poorly.

--------------------------------------------------------------------------------
MARKET BAROMETER                                           TOTAL RETURNS PERIODS
                                                             ENDED JUNE 30, 2002
                                                 -------------------------------
                                                    SIX           ONE       FIVE
                                                 MONTHS          YEAR     YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        3.8%          8.6%       7.6%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index                5.3           7.2        6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         0.9           2.5        4.7
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  -12.8%        -17.9%       3.9%
Russell 2000 Index (Small-caps)                   -4.7          -8.6        4.4
Wilshire 5000 Index (Entire market)              -11.8         -16.6        3.6
MSCI EAFE Index (International)                   -1.6          -9.5       -1.5
================================================================================
CPI
Consumer Price Index                               1.8%          1.1%       2.3%
--------------------------------------------------------------------------------
*Annualized.

THE ECONOMY GREW MODESTLY;  INFLATION KEPT A LOW PROFILE
The economy turned in a mixed performance. Real (inflation-adjusted) gross domestic product grew at a brisk annual rate of 6.1% in the first quarter. Economists noted, however, that increased sales of goods and services accounted for only about one-third of the advance. A slowing in inventory reductions accounted for nearly two-thirds of the GDP growth. But unless demand from consumers and business customers picks up, companies probably won't start building inventories.
     The Federal Reserve Board, which lowered its target for short-term interest rates 11 times in 2001 to spur the recovery, kept that target at 1.75% during the first half of 2002. With rates at a 40-year low and little evidence of inflation, the housing market continued to flourish, making it one of the economy's bright spots.

INVESTORS' ENTHUSIASM--AND MOST STOCKS--DECLINED
The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, fell -11.8% during the six months ended June 30. A number of forces drained investors' enthusiasm. Among these were the slow pace of the economic recovery, a lackluster rebound in corporate profits, allegations of wrongdoing by corporate executives, and a series of government warnings about potential terrorist attacks. The relentless decline in stock prices also was due in part to the cascade of disclosures about overstated corporate financial results.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES
A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.

INSTITUTIONAL SHARES
THIS CLASS OF SHARES ALSO CARRIES LOW EXPENSES AND IS AVAILABLE FOR A MINIMUM INVESTMENT OF $10 MILLION.
--------------------------------------------------------------------------------

     There were few pockets of strong equity performance amid all the gloom. As they did in 2000 and 2001, small-capitalization value stocks, which command modest prices relative to their earnings or book values, bucked the downward trend, recording solid gains during the period.

OUR FUNDS FELL SHORT OF THEIR GOALS
     As noted earlier, during the six months ended June 30, the Vanguard Bond Index Funds failed to achieve their main objective of providing returns in line with those of their target indexes. Our shortfalls ranged from a modest 0.4 percentage point to a quite-high 1.2 percentage points.
     As you may know, each of our funds invests in a representative sample of securities rather than owning every bond issue in its target index. Consequently, the makeup of our funds will not perfectly match their respective indexes. Over the past six months, one of the principal differences between the funds and their indexes resulted from a decision by our portfolio managers and analysts to overweight the telecommunications sector. This decision rested on the belief that the prices of these bonds were cheap relative to those in other sectors.
     While our exposure to telecoms was diversified, the damage in the sector was widespread. The declines in the value of bonds issued by telephone companies and wireless providers accelerated immediately after WorldCom's implosion in June. To make matters worse, our funds also held larger stakes than their indexes did in bonds issued by several energy-trading companies, which plunged precipitously in the wake of the Enron scandal. In short, our decision to overweight these sectors hurt the returns for our shareholders.
     It should go without saying that credit analysis--scouring industry data and company financial statements to assess the health of a company, and thus the riskiness of its bonds--is a critical part of fixed income management. Our credit analysis has served our shareholders well over the years, but it let them down during the past six months, in part due to the accounting irregularities at a number of the nation's largest companies.

                                                            --------------------
                                                             OUR LARGER STAKE IN
                                                              TELECOM BONDS HURT
                                                            OUR  PERFORMANCE NOT
                                                            ONLY RELATIVE TO OUR
                                                              TARGET INDEXES BUT
                                                            ALSO RELATIVE TO OUR
                                                              MUTUAL FUND PEERS.
                                                            --------------------

     The funds also were hurt by our "corporate substitution" policy--buying corporate bonds instead of Treasury securities in the short-term end of the market (1- to 4-year maturities). Although this policy has rewarded the fund over the long term, it added to our overweighting versus the indexes in some of the bonds that fell sharply during this half-year.
     Our larger stake in telecom bonds hurt our performance not only relative to our target indexes but also relative to our mutual fund peers. All but one of our funds came up short versus its average competitor. Only the Total Bond Market Index Fund topped its peer group.

    Finally, a small portion of the funds' shortfall versus their target indexes can be attributed to the fact that our funds incur real-world operating and transaction costs that the indexes, as theoretical constructs, do not. Our low expense ratios (amounting to 0.22% annually or less for our Investor Shares) are an advantage versus competitors, but they still create a small drag versus the indexes.
     We are truly disappointed with our results for the past six months, but we are confident that over the long run our funds will deliver results that closely track those of their target indexes, just as they have in the past. (For example, over the ten years through June 30, 2002, the Investor Shares of the Total Bond Market Index Fund provided an annualized return of 7.2%, just behind the 7.3% return of the fund's target index, the Lehman Aggregate Bond Index.) We remain confident in the future because of the proven ability of Vanguard Fixed Income Group, which oversees most of our fixed income funds.

HALF-YEAR RETURNS DON'T PROVIDE THE FULL PICTURE
It's important to note that a six-month return typically does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, consider a full year's interest income when evaluating a bond fund.
     The table below presents the 12-month total return, broken down into its income and capital components, for each fund's Investor Shares and the Total Bond Market Index Fund's Institutional Shares. (The funds' Admiral Shares had not existed for 12 months.) As you can see, the decline in interest rates during the past year--the yield of the 10-year U.S. Treasury note fell 61 basis points from its level in June 2001--boosted bond prices and the total returns of our funds.
     Keep in mind that while falling interest rates drive up bond prices in the short run, they also result in declines in the income paid by fixed income investments. When interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.

---------------------------------------------------------------
 COMPONENTS OF TOTAL RETURNS
                                            TWELVE MONTHS ENDED
                                                  JUNE 30, 2002
                                 ------------------------------
INDEX FUND                       INCOME     CAPITAL       TOTAL
---------------------------------------------------------------
Total Bond Market
  Investor Shares                  6.2%        1.0%        7.2%
  Institutional Shares             6.3         1.0         7.3
Short-Term Bond Investor Shares    5.2         0.8         6.0
Intermediate-Term Bond
  Investor Shares                  6.4         1.3         7.7
Long-Term Bond                     6.5         1.6         8.1
---------------------------------------------------------------

     When reviewing the performance of any mutual fund, it's important not to overlook the impact of fund expenses on returns. As mentioned above, our funds have notably low expense ratios (annualized expenses as a percentage of average net assets). As an example, the Total Bond Market Index Fund Investor Shares have an expense ratio of 0.22%, or $2.20 per $1,000 invested, a fraction of the 0.91%, or $9.10 per $1,000 invested, charged by the average intermediate investment-grade fund, according to Lipper Inc. Our Admiral Shares have expense ratios of 0.16%. Lower expenses mean that more of the return earned by a fund ends up in shareholders' hands.

THE VALUE OF BONDS ENDURES
Though the popularity of bonds has risen as the stock market has fallen, it's important to understand that the value of holding a portion of your portfolio in fixed income investments does not fluctuate with the fortunes of the stock market. We believe that bond funds and money market funds are valuable in any kind of environment. That is why we will always recommend that investors build and maintain investment programs with an appropriate combination of stock, bond, and money market funds.
     We thank you for your confidence in our approach and for entrusting your money to us.


Sincerely,

/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer


July 12, 2002

------------------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: DECEMBER 31, 2001-JUNE 30, 2002

                                                              DISTRIBUTIONS
                                                                PER SHARE
                                                         -----------------------

                               STARTING       ENDING        INCOME       CAPITAL
VANGUARD FUND               SHARE PRICE  SHARE PRICE     DIVIDENDS         GAINS     YIELD
------------------------------------------------------------------------------------------
TOTAL BOND MARKET INDEX
  Investor Shares                $10.15       $10.13        $0.296        $0.011     5.62%
  Admiral Shares                  10.15        10.13         0.299         0.011     5.68
  Institutional Shares            10.15        10.13         0.302         0.011     5.74
------------------------------------------------------------------------------------------
SHORT-TERM BOND INDEX
  Investor Shares                $10.19       $10.11        $0.246        $0.022     4.28%
  Admiral Shares                  10.19        10.11         0.248         0.022     4.33
------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND INDEX
  Investor Shares                $10.28       $10.23        $0.312        $0.008     5.88%
  Admiral Shares                  10.28        10.23         0.314         0.008     5.93
------------------------------------------------------------------------------------------
LONG-TERM BOND INDEX             $10.83       $10.78        $0.338        $0.000     6.39%
------------------------------------------------------------------------------------------

FUND PROFILE                                                 AS OF JUNE 30, 2002
   FOR TOTAL BOND MARKET INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 11.

---------------------------------------------------
FINANCIAL ATTRIBUTES
---------------------------------------------------
                                             LEHMAN
                                 FUND        INDEX*
---------------------------------------------------
Number of Issues                  958         6,873
Yield                                          5.3%
  Investor Shares                5.6%
  Admiral Shares                 5.7%
  Institutional Shares           5.7%
Yield to Maturity                5.2%          5.3%
Average Coupon                   6.8%          6.4%
Average Maturity            8.0 years     7.8 years
Average Quality                   Aa1           Aaa
Average Duration            4.3 years     4.3 years
Expense Ratio                                    --
  Investor Shares             0.22%**
  Admiral Shares              0.16%**
  Institutional Shares        0.10%**
Cash Investments                 1.0%            --
---------------------------------------------------


-------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)
-------------------------------
Treasury/Agency^          59.2%
Aaa                        4.5
Aa                         4.7
A                         13.5
Baa                       16.7
Ba                         1.4
B                          0.0
Not Rated                  0.0
-------------------------------
Total                    100.0%
-------------------------------

----------------------------------
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)
----------------------------------
Under 1 Year                  2.8%
1-5 Years                    39.3
5-10 Years                   43.2
10-20 Years                   5.1
20-30 Years                   7.9
Over 30 Years                 1.7
----------------------------------
Total                       100.0%
----------------------------------


----------------------------------
VOLATILITY MEASURES
----------------------------------
                            LEHMAN
                   FUND      INDEX
----------------------------------
R-Squared          0.98       1.00
Beta               0.96       1.00
----------------------------------


----------------------------------------
INVESTMENT FOCUS
----------------------------------------
CREDIT QUALITY          Treasury/Agency
AVERAGE MATURITY        Medium
----------------------------------------


-----------------------------------
DISTRIBUTION BY ISSUER
 (% OF PORTFOLIO)
-----------------------------------
Asset-Backed                   4.4%
Commercial Mortgage-Backed     0.2
Finance                       13.3
Foreign                        1.2
Government Mortgage-Backed    36.1
Industrial                    16.8
Treasury/Agency               23.1
Utilities                      4.9
-----------------------------------
Total                        100.0%
-----------------------------------



 *Lehman Aggregate Bond Index.                                 VISIT OUR WEBSITE
**Annualized.                                                   WWW.VANGUARD.COM
^Includes government mortgage-backed bonds.                FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                                 AS OF JUNE 30, 2002
   FOR SHORT-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index and a broad market index. Key terms are defined on page 11.

----------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                 TARGET        LEHMAN
                                    FUND          INDEX*       INDEX**
----------------------------------------------------------------------
Number of Issues                    325           2,142         6,873
Yield                                               3.8%          5.3%
  Investor Shares                   4.3%
  Admiral Shares                    4.3%
Yield to Maturity                   4.3%            3.9%          5.3%
Average Coupon                      6.7%            5.6%          6.4%
Average Maturity               2.8 years       2.8 years     7.8 years
Average Quality                      Aa2             Aa1           Aaa
Average Duration               2.5 years       2.5 years     4.3 years
Expense Ratio                                         --            --
  Investor Shares                 0.21%^
  Admiral Shares                  0.16%^
Cash Investments                    1.4%              --            --
----------------------------------------------------------------------


----------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)
----------------------------------
Treasury/Agency              52.1%
Aaa                           3.1
Aa                            5.6
A                            16.8
Baa                          20.8
Ba                            1.6
B                             0.0
Not Rated                     0.0
----------------------------------
Total 100.0%
----------------------------------


---------------------------
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)
---------------------------
Under 1 Year           5.1%
1-3 Years             52.8
3-5 Years             39.9
Over 5 Years           2.2
---------------------------
Total                100.0%
---------------------------


-----------------------------------------------------------
VOLATILITY MEASURES
-----------------------------------------------------------
                                TARGET               LEHMAN
                      FUND      INDEX*     FUND     INDEX**
-----------------------------------------------------------
R-Squared             0.94        1.00     0.85        1.00
Beta                  0.92        1.00     0.56        1.00
-----------------------------------------------------------


----------------------------------------
INVESTMENT FOCUS
----------------------------------------
CREDIT QUALITY          Treasury/Agency
AVERAGE MATURITY        Short
----------------------------------------



-------------------------------------
DISTRIBUTION BY ISSUER
 (% OF PORTFOLIO)
-------------------------------------
Asset-Backed                     3.3%
Commercial Mortgage-Backed       0.2
Finance                         15.8
Foreign                          0.9
Government Mortgage-Backed       0.0
Industrial                      22.1
Treasury/Agency                 52.1
Utilities                        5.6
-------------------------------------
Total                          100.0%
-------------------------------------
 *Lehman 1-5 Year Government/Credit Index.
**Lehman Aggregate Bond Index.
 ^Annualized.

FUND PROFILE                                                 AS OF JUNE 30, 2002
    FOR INTERMEDIATE-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index and a broad market index. Key terms are defined on page 11.

-----------------------------------------------------------------
FINANCIAL ATTRIBUTES
-----------------------------------------------------------------
                                             TARGET        LEHMAN
                                    FUND     INDEX*       INDEX**
-----------------------------------------------------------------
Number of Issues                     275      1,422         6,873
Yield                                          5.8%          5.3%
  Investor Shares                   5.9%
  Admiral Shares                    5.9%
Yield to Maturity                   6.0%       5.9%          5.3%
Average Coupon                      7.0%       6.7%          6.4%
Average Maturity               7.7 years  7.8 years     7.8 years
Average Quality                      Aa3        Aa2           Aaa
Average Duration               5.9 years  5.9 years     4.3 years
Expense Ratio                                    --            --
  Investor Shares                 0.21%^
  Admiral Shares                  0.16%^
Cash Investments                    1.3%         --            --
-----------------------------------------------------------------


-------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)
-------------------------------------
Treasury/Agency                 45.3%
Aaa                              2.0
Aa                               4.0
A                               18.3
Baa                             27.9
Ba                               2.5
B                                0.0
Not Rated                        0.0
-------------------------------------
Total 100.0%
-------------------------------------


-------------------------------
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)
-------------------------------
Under 1 Year               0.0%
1-5 Years                  2.6
5-10 Years                95.9
10-20 Years                1.3
20-30 Years                0.2
Over 30 Years              0.0
-------------------------------
Total                    100.0%
-------------------------------


-----------------------------------------------------------
VOLATILITY MEASURES
-----------------------------------------------------------
                                TARGET               LEHMAN
                      FUND      INDEX*    FUND      INDEX**
-----------------------------------------------------------
R-Squared             0.98        1.00    0.95         1.00
Beta                  0.96        1.00    1.23         1.00
-----------------------------------------------------------


----------------------------------------
INVESTMENT FOCUS
----------------------------------------
CREDIT QUALITY          Treasury/Agency
AVERAGE MATURITY        Medium
----------------------------------------


------------------------------------
DISTRIBUTION BY ISSUER
  (% OF PORTFOLIO)
------------------------------------
Asset-Backed                    1.2%
Commercial Mortgage-Backed      0.0
Finance                        16.4
Foreign                         2.3
Government Mortgage-Backed      0.0
Industrial                     27.9
Treasury/Agency                45.3
Utilities                       6.9
------------------------------------
Total                         100.0%
------------------------------------

*Lehman 5-10 Year Government/Credit Index.
**Lehman Aggregate Bond Index.
^Annualized.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

FUND PROFILE                                                 AS OF JUNE 30, 2002
  FOR LONG-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index and a broad market index. Key terms are defined on page 11.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
--------------------------------------------------------------------------------
                                                       TARGET             LEHMAN
                                   FUND                INDEX*            INDEX**
--------------------------------------------------------------------------------
Number of Issues                    194                 1,317              6,873
Yield                              6.4%                  6.3%               5.3%
Yield to Maturity                  6.4%                  6.5%               5.3%
Average Coupon                     7.6%                  7.4%               6.4%
Average Maturity             21.4 years            21.9 years          7.8 years
Average Quality                     Aa1                   Aa1                Aaa
Average Duration             10.4 years            10.4 years          4.3 years
Expense Ratio                    0.21%^                    --                 --
Cash Investments                   2.0%                    --                 --
--------------------------------------------------------------------------------


-------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)
-------------------------------
Treasury/Agency           62.2%
Aaa                        2.4
Aa                         3.8
A                         10.9
Baa                       18.9
Ba                         1.8
B                          0.0
Not Rated                  0.0
-------------------------------
Total                    100.0%
-------------------------------


------------------------------
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)
------------------------------
Under 1 Year              0.5%
1-5 Years                 1.1
5-10 Years                6.1
10-20 Years              39.2
20-30 Years              49.8
Over 30 Years             3.3
------------------------------
Total                   100.0%
------------------------------


------------------------------------------------------------
VOLATILITY MEASURES
------------------------------------------------------------
                                TARGET              LEHMAN
                      FUND      INDEX*     FUND     INDEX**
-----------------------------------------------------------
R-Squared             0.99        1.00    0.84         1.00
Beta                  0.99        1.00    1.75         1.00
-----------------------------------------------------------


---------------------------------
DISTRIBUTION BY ISSUER
  (% OF PORTFOLIO)
---------------------------------
Asset-Backed                 0.4%
Commercial Mortgage-Backed   0.0
Finance                      9.2
Foreign                      1.3
Government Mortgage-Backed   0.0
Industrial                  22.4
Treasury/Agency             62.2
Utilities                    4.5
---------------------------------
Total                      100.0%
---------------------------------


----------------------------------------
INVESTMENT FOCUS
----------------------------------------
CREDIT QUALITY          Treasury/Agency
AVERAGE MATURITY        Long
----------------------------------------

*Lehman Long Government/Credit Index.
**Lehman Aggregate Bond Index.
^Annualized.


VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES                                        AS OF JUNE 30, 2002

All of the data on this and the following pages represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TOTAL BOND MARKET INDEX FUND
---------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1991-JUNE 30, 2002

                     TOTAL  BOND MARKET INDEX FUND
                           INVESTOR SHARES              LEHMAN*
                   --------------------------------     -------
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
---------------------------------------------------------------
1992                 -0.2%          7.3%       7.1%        7.4%
1993                  3.0           6.7        9.7         9.8
1994                 -8.8           6.1       -2.7        -2.9
1995                 10.6           7.6       18.2        18.5
1996                 -3.0           6.6        3.6         3.6
1997                  2.5           6.9        9.4         9.7
1998                  2.2           6.4        8.6         8.7
1999                 -6.8           6.0       -0.8        -0.8
2000                  4.2           7.2       11.4        11.6
2001                  1.9           6.5        8.4         8.4
2002**               -0.1           3.0        2.9         3.8
---------------------------------------------------------------
 *Lehman Aggregate Bond Index.
**Six months ended June 30, 2002.
Note: See Financial Highlights tables on pages 64-66 for dividend and capital gains information.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

                                                                                        TEN YEARS
                                                         ONE         FIVE    --------------------------------
TOTAL BOND MARKET INDEX FUND      INCEPTION DATE        YEAR        YEARS     CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------
Investor Shares*                      12/11/1986       7.19%        7.32%       0.53%       6.65%       7.18%
Admiral Shares                        11/12/2001      0.84**          --          --           --          --
Institutional Shares                   9/18/1995        7.32        7.44      0.48**       6.67**      7.15**
-------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Return since inception.

SHORT-TERM BOND INDEX FUND
---------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) MARCH 1, 1994-JUNE 30, 2002

                      SHORT-TERM BOND INDEX FUND
                            INVESTOR SHARES             LEHMAN*
                   --------------------------------     -------
FISCAL             CAPITAL       INCOME      TOTAL        TOTAL
YEAR                RETURN       RETURN     RETURN       RETURN
---------------------------------------------------------------
1994                 -5.0%         4.6%      -0.4%        -0.2%
1995                  6.0          6.9       12.9         12.9
1996                 -1.5          6.0        4.5          4.7
1997                  0.8          6.2        7.0          7.1
1998                  1.7          5.9        7.6          7.6
1999                 -3.3          5.4        2.1          2.1
2000                  2.4          6.4        8.8          8.9
2001                  3.0          5.9        8.9          9.0
2002**               -0.6          2.5        1.9          3.1
---------------------------------------------------------------
 *Lehman 1-5 Year Government/Credit Index.
**Six months ended June 30, 2002.
Note: See Financial Highlights tables on pages 67 and 68 for dividend and capital gains information.


INTERMEDIATE-TERM BOND INDEX FUND
---------------------------------------------------------------
FISCAL YEAR TOTAL RETURNS (%) MARCH 1, 1994-JUNE 30, 2002


                 INTERMEDIATE-TERM BOND INDEX FUND
                            INVESTOR SHARES             LEHMAN*
                 --------------------------------       -------
FISCAL             CAPITAL      INCOME      TOTAL         TOTAL
YEAR                RETURN      RETURN     RETURN        RETURN
---------------------------------------------------------------
1994                 -8.2%        5.3%      -2.9%         -2.9%
1995                 13.3         7.8       21.1          21.4
1996                 -3.9         6.5        2.6           2.7
1997                  2.4         7.0        9.4           9.4
1998                  3.5         6.6       10.1          10.1
999                  -9.0         6.0       -3.0          -2.9
2000                  5.4         7.4       12.8          12.4
2001                  2.6         6.7        9.3           8.8
2002**               -0.4         3.1        2.7           3.8
---------------------------------------------------------------
 *Lehman 5-10 Year Government/Credit Index.
**Six months ended June 30, 2002.
Note:See Financial Highlights tables on pages 69 and 70 for dividend and capital gains information.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

                                                                                        TEN YEARS
                                                         ONE         FIVE    --------------------------------
                                  INCEPTION DATE        YEAR        YEARS     CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND INDEX FUND
 Investor Shares*                       3/1/1994       6.01%        6.66%       0.37%       5.97%       6.34%
 Admiral Shares                       11/12/2001      0.80**           --          --          --          --

INTERMEDIATE-TERM BOND INDEX FUND
 Investor Shares*                       3/1/1994       7.67%        7.56%       0.44%       6.74%       7.18%
 Admiral Shares                       11/12/2001     -0.06**           --          --          --          --
-------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Return since inception.

LONG-TERM BOND INDEX FUND
----------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) MARCH 1, 1994-JUNE 30, 2002

                              LONG-TERM BOND INDEX FUND        LEHMAN*
                          --------------------------------     -------
FISCAL                    CAPITAL       INCOME       TOTAL       TOTAL
YEAR                       RETURN       RETURN      RETURN      RETURN
----------------------------------------------------------------------
1994                       -10.4%         5.9%       -4.5%       -4.6%
1995                        21.0          8.7        29.7        30.0
1996                        -6.8          6.5        -0.3         0.1
1997                         6.9          7.4        14.3        14.5
1998                         5.5          6.5        12.0        11.8
1999                       -13.5          5.6        -7.9        -7.7
2000                         9.1          7.5        16.6        16.2
2001                         1.6          6.6         8.2         7.3
2002**                      -0.5          3.2         2.7         3.1
----------------------------------------------------------------------
 *Lehman Long Government/Credit Index.
**Six months ended June 30, 2002.
Note: See Financial Highlights table on page 71 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

                                                          SINCE INCEPTION
                                ONE        FIVE    -----------------------------
            INCEPTION DATE     YEAR       YEARS    CAPITAL     INCOME      TOTAL
--------------------------------------------------------------------------------
LONG-TERM BOND
  INDEX FUND*     3/1/1994      8.10%      8.34%     1.02%      6.90%      7.92%
--------------------------------------------------------------------------------
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL STATEMENTS
   JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                    COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (58.5%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (18.6%)
Private Export Funding Corp.
  (U.S. Government Guaranteed)                                   7.20%                    1/15/2010        33,875        38,270
U.S. Treasury Bond                                              10.75%                    2/15/2003       159,065       167,863
U.S. Treasury Bond                                              10.75%                    5/15/2003        44,835        48,278
U.S. Treasury Bond                                             11.125%                    8/15/2003       222,215       244,254
U.S. Treasury Bond                                             11.875%                   11/15/2003       299,795       338,016
U.S. Treasury Bond                                               5.50%                    5/15/2009       513,950       543,924
U.S. Treasury Bond                                             10.375%                   11/15/2009       151,320       175,716
U.S. Treasury Bond                                              10.00%                    5/15/2010        29,005        34,063
U.S. Treasury Bond                                               5.00%                    8/15/2011         1,449         1,469
U.S. Treasury Bond                                              14.00%                   11/15/2011         3,420         4,778
U.S. Treasury Bond                                              12.00%                    8/15/2013           350           489
U.S. Treasury Bond                                              13.25%                    5/15/2014         3,000         4,517
U.S. Treasury Bond                                              11.75%                   11/15/2014           900         1,292
U.S. Treasury Bond                                              11.25%                    2/15/2015         4,100         6,375
U.S. Treasury Bond                                             10.625%                    8/15/2015         7,725        11,606
U.S. Treasury Bond                                              9.875%                   11/15/2015         3,015         4,324
U.S. Treasury Bond                                               7.25%                    5/15/2016         1,243         1,465
U.S. Treasury Bond                                               7.50%                   11/15/2016        22,689        27,309
U.S. Treasury Bond                                               8.75%                    5/15/2017           285           380

                                                                              15

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                    COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                                              8.875%                    8/15/2017        23,240        31,350
U.S. Treasury Bond                                              9.125%                    5/15/2018         1,815         2,509
U.S. Treasury Bond                                              8.875%                    2/15/2019         1,130         1,537
U.S. Treasury Bond                                              8.125%                    8/15/2019       150,580       192,855
U.S. Treasury Bond                                               8.50%                    2/15/2020         4,570         6,056
U.S. Treasury Bond                                               8.75%                    5/15/2020        40,575        55,026
U.S. Treasury Bond                                               8.75%                    8/15/2020         3,225         4,379
U.S. Treasury Bond                                              7.875%                    2/15/2021        95,452       120,125
U.S. Treasury Bond                                              8.125%                    5/15/2021         4,215         5,435
U.S. Treasury Bond                                              8.125%                    8/15/2021       180,025       232,342
U.S. Treasury Bond                                               8.00%                   11/15/2021        74,930        95,829
U.S. Treasury Bond                                               7.25%                    8/15/2022           333           397
U.S. Treasury Bond                                              7.625%                   11/15/2022       157,055       194,373
U.S. Treasury Bond                                              7.125%                    2/15/2023           855         1,006
U.S. Treasury Bond                                               6.25%                    8/15/2023           460           493
U.S. Treasury Bond                                               7.50%                   11/15/2024        34,190        42,079
U.S. Treasury Bond                                              7.625%                    2/15/2025           900         1,123
U.S. Treasury Bond                                              6.875%                    8/15/2025           338           390
U.S. Treasury Bond                                               6.00%                    2/15/2026           240           250
U.S. Treasury Bond                                               6.75%                    8/15/2026       155,045       176,540
U.S. Treasury Bond                                              6.625%                    2/15/2027       184,270       206,922
U.S. Treasury Bond                                              6.375%                    8/15/2027        27,200        29,670
U.S. Treasury Bond                                              6.125%                   11/15/2027           750           793
U.S. Treasury Bond                                               5.25%                   11/15/2028           710           668
U.S. Treasury Bond                                               5.25%                    2/15/2029           425           400
U.S. Treasury Bond                                              6.125%                    8/15/2029         1,150         1,222
U.S. Treasury Bond                                               6.25%                    5/15/2030         1,218         1,320
U.S. Treasury Bond                                              5.375%                    2/15/2031           982           961
U.S. Treasury Note                                               5.75%                   10/31/2002         1,050         1,064
U.S. Treasury Note                                               4.75%                    1/31/2003        11,725        11,924
U.S. Treasury Note                                              4.625%                    2/28/2003        46,675        47,540
U.S. Treasury Note                                               5.50%                    2/28/2003        12,000        12,292
U.S. Treasury Note                                               5.75%                    4/30/2003         4,500         4,644
U.S. Treasury Note                                               5.75%                    8/15/2003        75,075        78,109
U.S. Treasury Note                                              3.625%                    8/31/2003        20,000        20,339
U.S. Treasury Note                                               3.00%                   11/30/2003         2,135         2,153
U.S. Treasury Note                                              3.375%                    4/30/2004       469,724       474,792
U.S. Treasury Note                                              4.375%                    5/15/2007           445           451
U.S. Treasury Note                                              6.125%                    8/15/2007        19,500        21,260
U.S. Treasury Note                                               5.50%                    2/15/2008         1,255         1,334
U.S. Treasury Note                                              5.625%                    5/15/2008        77,135        82,353
U.S. Treasury Note                                               4.75%                   11/15/2008           165           168
U.S. Treasury Note                                               6.00%                    8/15/2009        32,675        35,514
U.S. Treasury Note                                               6.50%                    2/15/2010       134,950       150,864
U.S. Treasury Note                                               5.75%                    8/15/2010       325,640       348,448
U.S. Treasury Note                                               5.00%                    2/15/2011        93,600        95,200
U.S. Treasury Strips                                             0.00%                    8/15/2005         1,500         1,342
U.S. Treasury Strips                                             0.00%                   11/15/2008         1,000           754
U.S. Treasury Strips                                             0.00%                   11/15/2012         3,208         1,862
U.S. Treasury Strips                                             0.00%                    2/15/2015        22,000        10,965
U.S. Treasury Strips                                             0.00%                    5/15/2017        62,000        26,285
                                                                                                                    ------------
                                                                                                                      4,490,095
                                                                                                                    ------------
AGENCY BONDS AND NOTES (4.3%)
Federal Farm Credit Bank                                         4.80%                    11/6/2003        33,795        34,773
Federal Farm Credit Bank                                         5.75%                     9/1/2005           700           741
Federal Home Loan Bank                                           5.66%                    1/13/2003           150           153
Federal Home Loan Bank                                          5.675%                    8/18/2003        50,900        52,782
Federal Home Loan Bank                                          5.575%                     9/2/2003        27,125        28,118

16

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
                                                                COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                          4.775%                   10/15/2003           500           514
Federal Home Loan Bank                                          4.875%                    4/16/2004         8,400         8,683
Federal Home Loan Bank                                           4.75%                    6/28/2004           125           129
Federal Home Loan Bank                                          4.125%                    1/14/2005         1,290         1,311
Federal Home Loan Bank                                           6.40%                     8/1/2007           500           543
Federal Home Loan Bank                                           6.50%                    8/15/2007        38,810        42,316
Federal Home Loan Bank                                          5.865%                     9/2/2008        45,070        47,644
Federal Home Loan Bank                                           5.88%                   11/25/2008        15,125        15,436
Federal Home Loan Bank                                           5.79%                    4/27/2009           900           944
Federal Home Loan Bank                                           6.50%                   11/13/2009         1,300         1,414
Federal Home Loan Bank                                          7.625%                    5/14/2010        78,250        90,571
Federal Home Loan Mortgage Corp.                                 5.63%                    1/10/2003           625           637
Federal Home Loan Mortgage Corp.                                 7.00%                    2/15/2003           305           315
Federal Home Loan Mortgage Corp.                                6.375%                   11/15/2003           195           205
Federal Home Loan Mortgage Corp.                                5.375%                     1/5/2004         7,600         7,898
Federal Home Loan Mortgage Corp.                                 3.75%                     6/4/2004           270           272
Federal Home Loan Mortgage Corp.                                 6.25%                    7/15/2004           200           212
Federal Home Loan Mortgage Corp.                                 4.50%                    8/15/2004           500           514
Federal Home Loan Mortgage Corp.                                6.875%                    1/15/2005        59,525        64,426
Federal Home Loan Mortgage Corp.                                 7.00%                    7/15/2005       164,025       179,304
Federal Home Loan Mortgage Corp.                                 5.25%                    1/15/2006         1,000         1,041
Federal Home Loan Mortgage Corp.                                 6.75%                    5/30/2006         1,250         1,368
Federal Home Loan Mortgage Corp.                                 5.50%                    7/15/2006           470           493
Federal Home Loan Mortgage Corp.                                 5.75%                    4/15/2008         1,300         1,368
Federal Home Loan Mortgage Corp.                                 5.75%                    4/29/2009           315           320
Federal Home Loan Mortgage Corp.                                6.625%                    9/15/2009         1,400         1,535
Federal Home Loan Mortgage Corp.                                 7.00%                    3/15/2010           350           391
Federal Home Loan Mortgage Corp.                                6.875%                    9/15/2010        12,725        14,121
Federal Home Loan Mortgage Corp.                                 6.00%                    6/15/2011           535           560
Federal Home Loan Mortgage Corp.                                 6.75%                    3/15/2031           314           338
Federal Home Loan Mortgage Corp.                                 6.25%                    7/15/2032           132           134
Federal National Mortgage Assn.                                  6.25%                   11/15/2002           900           915
Federal National Mortgage Assn.                                  5.25%                    1/15/2003           750           764
Federal National Mortgage Assn.                                  5.75%                    4/15/2003        31,025        31,930
Federal National Mortgage Assn.                                  5.97%                     7/3/2003        26,390        27,372
Federal National Mortgage Assn.                                  5.91%                    8/25/2003        18,275        19,011
Federal National Mortgage Assn.                                  4.75%                   11/14/2003           500           514
Federal National Mortgage Assn.                                 5.125%                    2/13/2004           650           674
Federal National Mortgage Assn.                                  4.75%                    3/15/2004           500           515
Federal National Mortgage Assn.                                 3.625%                    4/15/2004         1,250         1,265
Federal National Mortgage Assn.                                  3.75%                    5/12/2004           330           333
Federal National Mortgage Assn.                                 5.625%                    5/14/2004           950           995
Federal National Mortgage Assn.                                  6.50%                    8/15/2004         2,760         2,947
Federal National Mortgage Assn.                                  3.50%                    9/15/2004           250           252
Federal National Mortgage Assn.                                 7.125%                    2/15/2005           305           333
Federal National Mortgage Assn.                                 3.875%                    3/15/2005           500           504
Federal National Mortgage Assn.                                  5.75%                    6/15/2005         3,270         3,460
Federal National Mortgage Assn.                                  7.00%                    7/15/2005           740           809
Federal National Mortgage Assn.                                  5.50%                    2/15/2006        76,950        80,820
Federal National Mortgage Assn.                                 6.375%                    8/15/2006           500           541
Federal National Mortgage Assn.                                  5.75%                    2/15/2008         1,850         1,950
Federal National Mortgage Assn.                                  6.00%                    5/15/2008           910           969

                                                                              17

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                    COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                  5.64%                   12/10/2008        25,000        25,302
Federal National Mortgage Assn.                                  5.80%                    1/26/2009         1,000         1,017
Federal National Mortgage Assn.                                  6.40%                    5/14/2009        66,625        69,217
Federal National Mortgage Assn.                                 6.375%                    6/15/2009         2,245         2,430
Federal National Mortgage Assn.                                 6.625%                    9/15/2009         1,315         1,442
Federal National Mortgage Assn.                                  7.25%                    1/15/2010         4,000         4,532
Federal National Mortgage Assn.                                  6.25%                     2/1/2011        14,600        15,246
Federal National Mortgage Assn.                                  5.50%                    3/15/2011        23,975        24,315
Federal National Mortgage Assn.                                 5.875%                    3/21/2011           582           593
Federal National Mortgage Assn.                                  6.00%                    5/15/2011           200           210
Federal National Mortgage Assn.                                  6.25%                    7/19/2011           685           700
Federal National Mortgage Assn.                                  5.50%                   10/18/2011           430           421
Federal National Mortgage Assn.                                  6.00%                   12/21/2011            15            15
Federal National Mortgage Assn.                                  6.25%                    5/15/2029           900           909
Federal National Mortgage Assn.                                 7.125%                    1/15/2030           805           905
Federal National Mortgage Assn.                                  7.25%                    5/15/2030         2,826         3,225
Federal National Mortgage Assn.                                 6.625%                   11/15/2030        22,225        23,534
Resolution Funding Corp.                                        8.125%                   10/15/2019           550           682
Resolution Funding Corp.                                        8.625%                    1/15/2030           110           145
Resolution Funding Corp.                                        8.875%                    7/15/2020           280           369

SMALL BUSINESS ADMINISTRATION VARIABLE RATE
Interest Only Custodial Receipts                                2.719%                    7/15/2017         5,111           251
Tennessee Valley Auth.                                          5.375%                   11/13/2008        32,075        32,980
Tennessee Valley Auth.                                          7.125%                     5/1/2030        34,650        38,617
                                                                                                                    ------------
                                                                                                                      1,025,454
                                                                                                                    ------------
MORTGAGE BACKED SECURITIES (35.6%)(2)
Federal Farm Credit Bank                                         8.00%                  6/1/2030(1)         1,429         1,519
Federal Farm Credit Bank                                         8.50%                  9/1/2030(1)            29            30
Federal Home Loan Mortgage Corp.                                 5.50%       12/1/2005-12/1/2028(1)       116,100       117,185
Federal Home Loan Mortgage Corp.                                 6.00%        11/1/2002-6/1/2032(1)       938,921       948,962
Federal Home Loan Mortgage Corp.                                 6.50%         7/1/2002-6/1/2032(1)     1,237,511     1,270,778
Federal Home Loan Mortgage Corp.                                 7.00%         7/1/2003-6/1/2032(1)       652,959       680,367
Federal Home Loan Mortgage Corp.                                 7.50%         8/1/2003-2/1/2032(1)       179,281       189,406
Federal Home Loan Mortgage Corp.                                 8.00%         6/1/2003-1/1/2032(1)       103,547       110,504
Federal Home Loan Mortgage Corp.                                 8.50%        1/1/2005-11/1/2030(1)        14,817        15,953
Federal Home Loan Mortgage Corp.                                 9.00%        11/1/2005-4/1/2031(1)         9,616        10,397
Federal Home Loan Mortgage Corp.                                 9.50%         4/1/2016-6/1/2025(1)         2,148         2,352
Federal Home Loan Mortgage Corp.                                10.00%         7/1/2009-4/1/2025(1)           378           417
Federal Home Loan Mortgage Corp.                                10.50%       11/1/2003-12/1/2015(1)            15            15
Federal Housing Administration Project                           7.43%                 10/1/2020(1)           316           337
Federal National Mortgage Assn.                                  5.00%                  3/1/2006(1)            32            33
Federal National Mortgage Assn.                                  5.50%        11/1/2008-1/1/2032(1)       191,058       190,843
Federal National Mortgage Assn.                                  6.00%         3/1/2003-4/1/2032(1)     1,033,553     1,046,176
Federal National Mortgage Assn.                                  6.50%         1/1/2003-2/1/2032(1)     1,244,532     1,275,942
Federal National Mortgage Assn.                                  7.00%        10/1/2002-4/1/2032(1)       512,163       532,647
Federal National Mortgage Assn.                                  7.50%        10/1/2002-2/1/2032(1)       294,149       309,475
Federal National Mortgage Assn.                                  8.00%        11/1/2006-6/1/2031(1)        67,324        71,730
Federal National Mortgage Assn.                                  8.50%         4/1/2006-4/1/2031(1)        22,415        24,033
Federal National Mortgage Assn.                                  9.00%         9/1/2003-8/1/2002(1)         4,052         4,379
Federal National Mortgage Assn.                                  9.50%        8/1/2002-11/1/2025(1)         4,098         4,468
Federal National Mortgage Assn.                                 10.00%         8/1/2005-6/1/2022(1)           543           594
Federal National Mortgage Assn.                                 10.50%         6/1/2004-8/1/2020(1)           181           200
18

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
                                                                COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                               5.25%                 6/20/2029(1)         6,960         7,019
Government National Mortgage Assn.                               5.50%       2/15/2017-1/15/2029(1)        18,370        18,427
Government National Mortgage Assn.                               6.00%        3/1/2009-6/15/2032(1)       236,714       238,182
Government National Mortgage Assn.                               6.50%      10/15/2007-6/15/2032(1)       604,398       620,253
Government National Mortgage Assn.                               7.00%       11/1/2007-9/15/2025(1)       435,473       454,884
Government National Mortgage Assn.                               7.50%       2/15/2007-2/15/2021(1)       226,334       239,964
Government National Mortgage Assn.                               8.00%      2/15/2007-12/15/2030(1)       116,703       124,892
Government National Mortgage Assn.                               8.50%       5/15/2010-2/15/2031(1)        24,165        25,990
Government National Mortgage Assn.                               9.00%       4/15/2005-3/15/2031(1)        36,034        39,181
Government National Mortgage Assn.                               9.50%        1/1/2004-9/15/2030(1)         5,892         6,452
Government National Mortgage Assn.                              10.00%       9/15/2003-8/15/2025(1)         1,184         1,320
Government National Mortgage Assn.                              10.50%       7/15/2015-1/15/2021(1)           737           821
Government National Mortgage Assn.                              11.50%      3/15/2010-11/15/2017(1)            99           115
                                                                                                                    ------------
                                                                                                                      8,586,242
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $13,693,529)                                                                                                 14,101,791
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (39.3%)
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--FIXED RATE (3.5%)
American Express Credit Card Master Trust                        6.40%                 9/15/2002(1)        17,075        17,232
Bear Stearns Commercial Mortgage Securities Inc.                 5.61%                  1/1/2011(1)        13,450        13,452
California Infrastructure & Econ. Dev. Bank
 Special Purpose Trust PG&E-1                                    6.42%                 3/25/2005(1)        49,255        52,354
California Infrastructure & Econ. Dev. Bank
 Special Purpose Trust SCE-1                                     6.38%                  4/4/2005(1)        43,255        46,059
California Infrastructure & Econ. Dev. Bank
 Special Purpose Trust SGD&E                                     6.31%                  5/5/2005(1)         8,747         9,298
Capital Auto Receivables Asset Trust                             4.16%                 7/16/2007(1)        14,975        15,127
Capital One Master Trust                                         4.60%                 8/17/2009(1)        34,650        34,498
Capital One Auto Finance Trust                                   4.88%                 9/15/2008(1)        16,175        16,579
Centex Asset-Backed Certificates                                 4.64%                 8/25/2026(1)         8,400         8,490
Chase Manhattan Auto Owner Trust                                 4.24%                 9/15/2008(1)        24,750        24,988
CIT RV Trust                                                     5.96%                 4/15/2011(1)        15,375        15,546
Citibank Credit Card Master Trust                                5.50%                 2/15/2004(1)           350           364
Citibank Credit Card Master Trust                                4.95%                  2/9/2009(1)        46,650        47,314
Citibank Credit Card Master Trust                               5.875%                 3/10/2011(1)         1,200         1,256
ComEd Transitional Funding Trust                                 5.63%                 6/25/2006(1)           510           533
Commercial Mortgage Lease-Backed Certificate                    6.746%                 6/20/2031(1)(3)     10,203        10,592
Discover Card Master Trust                                       5.60%                 5/16/2006(1)           750           778
Discover Card Master Trust                                       6.85%                 7/17/2007(1)           250           268
First USA Credit Card Master Trust                               6.42%                 7/17/2002(1)         9,450         9,467
Ford Credit Auto Owner Trust                                     7.40%                 7/15/2003(1)        18,300        18,773
Ford Credit Auto Owner Trust                                     7.09%                11/17/2003(1)            81            82
Ford Credit Auto Owner Trust                                     3.62%                 1/15/2006(1)        20,400        20,394
Ford Credit Auto Owner Trust                                     4.36%                 8/15/2006(1)        23,200        22,968
Harley-Davidson Motorcycle Trust                                 4.50%                 1/15/2010(1)        13,850        14,153
Honda Auto Lease Trust                                           6.65%                 7/15/2005(1)         5,791         5,887
Honda Auto Receivables Owner Trust                               4.22%                 4/15/2007(1)        30,775        31,195
MBNA Master Credit Card Trust                                    4.95%                 6/15/2009(1)        46,650        47,502
Mach One CDO, Ltd.                                               6.70%              3/15/2030(1)(3)         4,897         5,068
Nissan Auto Receivables                                          4.60%                 9/15/2005(1)        27,725        28,147
PP&L Transition Bond Co. LLC                                     6.96%                 9/24/2005(1)         8,900         9,664

                                                                              19


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                    COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
PP&L Transition Bond Co. LLC                                     7.15%                 6/25/2009(1)           850           944
PSE&G Transition Funding LLC                                     6.89%                12/15/2017(1)        19,800        21,378
PECO Energy Transition Trust                                     5.80%                  3/1/2009(1)        10,289        10,783
PECO Energy Transition Trust                                     5.63%                  3/1/2005(1)        32,969        33,458
PECO Energy Transition Trust                                     6.05%                  7/4/2006(1)        14,800        15,687
Providian Master Trust                                           6.60%                 9/15/2002(1)        13,375        13,478
Residential Asset Securities Corp.                              4.988%                 2/25/2027(1)        41,650        42,452
Sears Credit Account Master Trust                                6.05%                 2/15/2004(1)        16,250        16,773
Sears Credit Account Master Trust                                6.35%                 2/16/2007(1)        20,000        20,284
Standard Credit Card Master Trust                                6.55%                 10/7/2005(1)         2,850         3,068
Toyota Auto Receivables Owner Trust                              4.00%                 7/15/2008(1)        10,000        10,040
Washington Mutual Mortgage Pass-Through Certificate             5.435%                 2/25/2032(1)        16,625        16,880
Washington Mutual Mortgage Pass-Through Certificate              5.55%                 3/25/2032(1)        18,925        19,398
Washington Mutual Mortgage Pass-Through Certificate             5.598%                 4/25/2032(1)        34,350        35,171
Washington Mutual Mortgage Pass-Through Certificate             4.777%                 6/25/2032(1)        28,450        28,677
World Omni Auto                                                  3.79%                11/20/2005(1)        16,825        17,054
                                                                                                                        --------
                                                                                                                        833,553
                                                                                                                        --------
ASSET-BACKED SECURITIES--FLOATING RATE (0.9%)(2)
American Express Credit Card Master Trust                        1.98%                 7/15/2002(1)         5,000         5,010
American Express Credit Card Master Trust                        1.99%                 8/15/2004(1)        46,000        46,081
Bank of America Credit Card Master Trust                         1.95%                 7/15/2002(1)         5,000         5,002
Capital One Credit Card Master Trust                             1.94%                 8/15/2006(1)        24,000        24,017
Chase Credit Card Master Trust                                   1.91%                 7/15/2002(1)        50,000        50,041
Chase Credit Card Master Trust                                   2.00%                 7/15/2002(1)        47,500        47,620
Chase Credit Card Master Trust                                   1.97%                 7/15/2006(1)        30,000        30,044
First USA Credit Card Master Trust                               1.93%                 7/19/2002(1)         2,500         2,502
Wachovia Credit Card Master Trust                                1.99%                 7/15/2002(1)        10,000        10,016
                                                                                                                        --------
                                                                                                                        220,333
                                                                                                                        --------
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.2%)
Bank of America Mortgage Securities                             4.654%                 7/25/2032(1)        16,200        16,218
Countrywide Home Loan                                           4.633%                 9/20/2032(1)        24,300        24,273
First Union Corp.                                               6.223%                12/12/2033(1)        14,150        14,729
                                                                                                                        --------
                                                                                                                         55,220
                                                                                                                        --------
FINANCE (13.2%)
BANKING (4.1%)
Abbey National PLC                                               7.95%                   10/26/2029        17,715        20,199
Abbey National Capital Trust I                                  8.963%                   12/29/2049         6,065         7,035
Associates Corp. of North America                                6.00%                    12/1/2002           200           203
Associates Corp. of North America                                5.75%                   10/15/2003         1,200         1,236
Associates Corp. of North America                                5.75%                    11/1/2003           990         1,023
BBVA-Bancomer Capital Trust I                                   10.50%                    2/16/2011(3)     49,200        52,644
Bank of America Corp.                                           7.125%                    9/15/2006         2,000         2,194
Bank of America Corp.                                            8.50%                    1/15/2007         5,000         5,758
Bank One Corp.                                                  7.875%                     8/1/2010         5,480         6,189
BankAmerica Capital II                                           8.00%                   12/15/2026         1,000         1,037
Bank of America Corp.                                            7.20%                    9/15/2002           400           404
BankAmerica Corp.                                               6.625%                    6/15/2004         5,250         5,565
BankAmerica Corp.                                               7.625%                    6/15/2004         1,630         1,755

20


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
                                                                COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
Barclays Bank PLC                                                8.55%                    6/15/2011(3)     11,200        12,862
Barclays Bank PLC                                               7.375%                   12/15/2011(3)     13,725        14,713
BT Capital Trust B                                               7.90%                    1/15/2027         1,100         1,101
The Chase Manhattan Corp.                                        5.75%                    4/15/2004         5,975         6,203
The Chase Manhattan Corp.                                        6.00%                    11/1/2005         3,665         3,816
The Chase Manhattan Corp.                                       7.125%                     2/1/2007         1,650         1,772
The Chase Manhattan Corp.                                       6.375%                     4/1/2008            75            78
Citicorp                                                        7.125%                     6/1/2003           135           140
Citicorp                                                        7.125%                    3/15/2004         1,550         1,645
Citicorp                                                         7.00%                     7/1/2007           400           436
Citicorp Capital II                                             8.015%                    2/15/2027         1,300         1,396
Citicorp Lease Pass-Through Trust                                7.22%                    10/1/2004(1)(3)   4,348         4,683
Citicorp Lease Pass-Through Trust                                8.04%                   12/15/2019(3)     18,025        19,740
Citigroup Inc.                                                  4.125%                    6/30/2005        59,750        60,175
Citigroup Inc.                                                   6.75%                    12/1/2005        33,900        36,308
Citigroup Inc.                                                   5.50%                     8/9/2006        44,550        46,148
Citigroup Inc.                                                   6.20%                    3/15/2009           140           145
Citigroup Inc.                                                   7.25%                    10/1/2010         9,835        10,830
Citigroup Inc.                                                   6.00%                    2/21/2012        13,350        13,444
Commercial Credit Corp.                                          5.90%                     9/1/2003           550           570
Commercial Credit Corp.                                         6.625%                   11/15/2006         2,000         2,149
CoreStates Capital Corp.                                        9.375%                    4/15/2003         1,750         1,847
CoreStates Capital Corp.                                        6.625%                    3/15/2005         5,900         6,189
CoreStates Capital Corp                                          8.00%                   12/15/2026(3)     13,475        13,765
Credit Suisse First Boston USA                                   5.75%                    4/15/2007        71,375        73,102
Donaldson Lufkin & Jenrette, Inc.                                8.00%                     3/1/2005         5,000         5,373
Fifth Third Bancorp                                              6.75%                    7/15/2005         5,000         5,326
First Bank N.A.                                                  7.55%                    6/15/2004        10,000        10,750
First Bank System                                               7.625%                     5/1/2005         5,000         5,369
First Chicago Corp.                                             7.625%                    1/15/2003         2,400         2,469
First Chicago Corp.                                             6.875%                    6/15/2003         5,000         5,174
First Union Corp.                                               6.625%                    7/15/2005           390           417
First Union Corp.                                                7.55%                    8/18/2005         5,000         5,484
Fleet Boston Financial Corp.                                     7.25%                    9/15/2005         5,175         5,573
Fleet Boston Financial Corp.                                    4.875%                    12/1/2006        26,150        26,154
Fleet Capital Trust II                                           7.92%                   12/11/2026         3,790         3,822
Fleet Financial Group, Inc.                                     6.875%                     3/1/2003         1,100         1,133
Fleet Financial Group, Inc.                                     7.125%                    4/15/2006         5,700         6,108
Fleet/Norstar Group                                             8.125%                     7/1/2004         4,600         4,997
ING Capital Funding Trust III                                   8.439%                   12/31/2010        29,925        33,366
J.P. Morgan Chase & Co.                                          6.50%                     8/1/2005         3,625         3,827
J.P. Morgan Chase & Co.                                          5.25%                    5/30/2007        23,935        24,057
Mellon Bank NA                                                   6.75%                     6/1/2003         2,775         2,880
Mellon Bank NA                                                   6.50%                     8/1/2005         5,300         5,620
Mellon Bank NA                                                  7.375%                    5/15/2007         3,500         3,895
Mellon Financial Co.                                             5.75%                   11/15/2003         4,400         4,568
Mellon Capital II                                               7.995%                    1/15/2027         6,150         6,446
NB Capital Trust II                                              7.83%                   12/15/2026         5,000         5,092
NB Capital Trust IV                                              8.25%                    4/15/2027         3,400         3,512
National City Corp.                                              7.20%                    5/15/2005         9,900        10,564
National Westminster Bancorp Inc.                               9.375%                   11/15/2003         3,950         4,281
NationsBank Corp.                                                6.50%                    3/15/2006         1,000         1,063

                                                                              21

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                    COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                6.95%                    3/20/2006         3,000         3,237
NationsBank Corp.                                                7.50%                    9/15/2006         1,000         1,096
NationsBank Corp.                                               6.375%                    2/15/2008         1,240         1,310
NationsBank Corp.                                                7.25%                   10/15/2025         1,625         1,711
Norwest Corp.                                                    6.65%                   10/15/2023            40            40
Norwest Corp.                                                    5.75%                     2/1/2003         4,000         4,087
Overseas Chinese Banking Corp.                                   7.75%                     9/6/2011(3)      1,000         1,080
PNC Funding Corp.                                                7.00%                     9/1/2004         5,500         5,896
PNC Funding Corp.                                                5.75%                     8/1/2006         4,700         4,877
PNC Funding Corp.                                                7.95%                   12/15/2026(3)      8,875         9,008
PNC Funding Corp.                                                6.50%                     5/1/2008           500           523
PaineWebber Group, Inc.                                         7.875%                    2/15/2003         2,250         2,328
PaineWebber Group, Inc.                                         6.375%                    5/15/2004           850           909
PaineWebber Group, Inc.                                          6.50%                    11/1/2005           500           531
Regions Financial Corp.                                         6.375%                    5/15/2012        17,625        18,094
Republic New York Corp.                                          9.70%                     2/1/2009         5,000         5,974
Republic New York Corp.                                          7.75%                    5/15/2009         4,300         4,761
Royal Bank of Scotland PLC                                      7.648%                    9/30/2031        28,145        29,130
Standard Chartered Bank                                          8.00%                    5/30/2031(3)     16,425        17,146
Suntrust Capital                                                 7.90%                    6/15/2027         1,885         1,989
SunTrust Banks, Inc.                                             6.00%                    2/15/2026         5,000         5,187
SunTrust Banks, Inc.                                            7.375%                     7/1/2006         3,500         3,849
Swiss Bank Corp.                                                 7.25%                     9/1/2006         2,500         2,719
Swiss Bank Corp.                                                7.375%                    7/15/2015         1,825         2,011
Swiss Bank Corp.                                                 7.00%                   10/15/2015           750           795
Swiss Bank Corp.                                                7.375%                    6/15/2017         1,600         1,737
Synovus Financial Corp.                                          7.25%                   12/15/2005        16,325        17,546
UBS Preferred Funding Trust I                                   8.622%                    10/1/2010        21,925        24,897
UBS Preferred Funding Trust II                                  7.247%                    6/29/2049         4,650         4,944
US Bancorp                                                      6.875%                    12/1/2004        25,075        27,089
US Bancorp                                                       8.27%                   12/15/2026         3,250         3,368
Union Planters Corp.                                             7.75%                     3/1/2011        28,225        30,487
Wachovia Corp.                                                  6.375%                    4/15/2003           110           113
Wachovia Corp.                                                   6.80%                     6/1/2005        10,000        10,724
Wachovia Corp.                                                   4.95%                    11/1/2006        24,175        24,512
Wachovia Corp.                                                  6.625%                   11/15/2006           750           804
Wachovia Corp.                                                   6.25%                     8/4/2008           750           779
Washington Mutual Bank                                          6.875%                    6/15/2011        42,300        43,995
Wells Fargo & Co.                                                4.25%                    8/15/2003        21,975        22,426
Wells Fargo & Co.                                               6.125%                    11/1/2003         5,000         5,217

BROKERAGE (1.7%)
Bear Stearns & Co., Inc.                                        6.625%                    1/15/2004         3,000         3,123
Dean Witter, Discover & Co.                                     6.875%                     3/1/2003         1,800         1,856
Dean Witter, Discover & Co.                                      6.75%                   10/15/2013           800           818
Fidelity Investments                                             7.49%                    6/15/2019(3)      1,000         1,066
Lehman Brothers Holdings Inc.                                    6.25%                     4/1/2003        25,375        26,041
Lehman Brothers Holdings Inc.                                    7.25%                    4/15/2003        11,000        11,378
Lehman Brothers Holdings Inc.                                    7.75%                    1/15/2005        22,700        24,736
Lehman Brothers Holdings Inc.                                   6.625%                     2/5/2006        15,550        16,412
Lehman Brothers Holdings Inc.                                    6.25%                    5/15/2006        84,485        88,361
Lehman Brothers Holdings Inc.                                   7.625%                     6/1/2006         5,000         5,428

22

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
                                                                COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                                    7.50%                     9/1/2006         5,000         5,466
Merrill Lynch & Co., Inc.                                        6.80%                    11/3/2003         6,000         6,311
Merrill Lynch & Co., Inc.                                        5.88%                    1/15/2004         6,925         7,166
Merrill Lynch & Co., Inc.                                        7.00%                    3/15/2006           300           322
Merrill Lynch & Co., Inc.                                       6.875%                   11/15/2018         3,750         3,715
Morgan Stanley Dean Witter Discover & Co.                       5.625%                    1/20/2004        12,400        12,881
Morgan Stanley Dean Witter Discover & Co.                        7.75%                    6/15/2005           750           825
Morgan Stanley Dean Witter Discover & Co.                        6.10%                    4/15/2006        35,575        37,142
Morgan Stanley Dean Witter Discover & Co.                        5.80%                     4/1/2007        34,175        34,996
Morgan Stanley Dean Witter Discover & Co.                        7.00%                    10/1/2013           700           729
Morgan Stanley Dean Witter Discover & Co.                        7.25%                     4/1/2032         5,665         5,754
Salomon Smith Barney Holdings Inc.                              5.875%                    3/15/2006        25,075        26,219
Salomon Smith Barney Holdings Inc.                              7.375%                    5/15/2007           500           555
Spear, Leeds & Kellogg, LP                                       8.25%                    8/15/2005(3)     44,550        49,346
Stilwell Financial                                               7.00%                    11/1/2006         5,000         4,943
Waddell & Reed Financial                                         7.50%                    1/18/2006        40,850        43,070

FINANCE COMPANIES (5.0%)
American General Finance Corp.                                  6.375%                     3/1/2003           900           922
American General Finance Corp.                                   6.20%                    3/15/2003         3,100         3,176
Associates Corp.                                                 6.44%                    1/15/2004         1,625         1,693
Boeing Capital Corp.                                             5.75%                    2/15/2007         3,000         3,107
Boeing Capital Corp.                                             6.50%                    2/15/2012        21,400        22,439
CIT Group Holdings                                              7.375%                     4/2/2007        34,150        34,321
Capital One Bank                                                6.875%                     2/1/2006        59,375        60,166
Capital One Financial                                            8.75%                     2/1/2007        16,525        16,670
Countrywide Funding Corp.                                        6.28%                    1/15/2003         2,000         2,041
Countrywide Funding Corp.                                        7.26%                    5/10/2004         2,000         2,108
Countrywide Home Loan                                            6.45%                    2/27/2003         1,000         1,024
Countrywide Home Loan                                            5.50%                     8/1/2006        53,950        54,813
Countrywide Home Loan                                            5.50%                     2/1/2007        45,050        45,665
Countrywide Home Loan                                           5.625%                    5/15/2007        30,145        30,701
Ford Motor Credit Co.                                            7.50%                    3/15/2005         1,250         1,308
Ford Motor Credit Co.                                            7.60%                     8/1/2005         5,000         5,239
Ford Motor Credit Co.                                           6.875%                     2/1/2006        38,300        39,140
Ford Motor Credit Co.                                            6.50%                    1/25/2007        76,335        76,539
Ford Motor Credit Co.                                            7.75%                    2/15/2007           800           838
Ford Motor Credit Co.                                            5.80%                    1/12/2009         5,000         4,727
Ford Motor Credit Co.                                            7.25%                   10/25/2011        60,500        60,443
General Electric Capital Corp.                                  5.375%                    3/15/2007        43,400        44,326
General Electric Capital Corp.                                   8.30%                    9/20/2009           275           313
General Electric Capital Corp.                                   6.75%                    3/15/2032        54,245        53,411
General Motors Acceptance Corp.                                  7.48%                    2/28/2003         1,000         1,023
General Motors Acceptance Corp.                                  5.80%                    3/12/2003        54,500        55,285
General Motors Acceptance Corp.                                  6.85%                    6/17/2004         6,500         6,808
General Motors Acceptance Corp.                                  5.25%                    5/16/2005        31,950        32,194
General Motors Acceptance Corp.                                  7.50%                    7/15/2005         3,000         3,202
General Motors Acceptance Corp.                                 6.625%                   10/15/2005           900           939
General Motors Acceptance Corp.                                  6.75%                    1/15/2006         4,500         4,668
General Motors Acceptance Corp                                  6.125%                    9/15/2006        48,100        48,849
General Motors Acceptance Corp.                                 6.125%                     2/1/2007        27,300        27,607
General Motors Acceptance Corp.                                  7.75%                    1/19/2010        45,625        47,787


                                                                              23

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                    COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.                                 6.875%                    9/15/2011        32,215        31,915
General Motors Acceptance Corp.                                  7.00%                     2/1/2012        20,705        20,658
General Motors Acceptance Corp.                                  8.00%                    11/1/2031         5,070         5,161
Household Finance Corp.                                          7.25%                    7/15/2003         1,000         1,038
Household Finance Corp.                                          8.00%                     5/9/2005         5,000         5,389
Household Finance Corp.                                          6.50%                    1/24/2006        56,325        58,139
Household Finance Corp.                                          5.75%                    1/30/2007        31,525        31,286
Household Finance Corp.                                          7.65%                    5/15/2007         3,250         3,480
Household Finance Corp.                                         5.875%                     2/1/2009           360           346
Household Finance Corp.                                          6.45%                     2/1/2009         2,430         2,376
Household Finance Corp.                                         6.375%                   10/15/2011        22,525        21,659
Household Finance Corp.                                          7.00%                    5/15/2012        26,300        26,350
Household Finance Corp.                                         7.625%                    5/17/2032         1,825         1,800
International Lease Finance Corp.                               5.625%                     6/1/2007        59,750        60,499
MBNA America Bank NA                                             7.75%                    9/15/2005        32,650        35,211
Pitney Bowes Credit Corp.                                        9.25%                    6/15/2008         2,000         2,355
Sears, Roebuck & Co. Acceptance Corp.                           6.125%                    1/15/2006         5,400         5,575
Toyota Motor Credit                                             5.625%                   11/13/2003         3,750         3,896
Tyco Capital                                                     6.50%                     2/7/2006         8,200         8,036
USA Education Inc.                                              5.625%                    4/10/2007        57,950        60,707
Washington Mutual Finance Corp.                                  6.25%                    5/15/2006        32,275        33,526

INSURANCE (1.5%)
AIG                                                              6.90%                    3/15/2032(3)     23,560        24,219
Ace Ltd.                                                         6.00%                     4/1/2007        29,600        30,493
ACE Capital Trust II                                             9.70%                     4/1/2030         3,000         3,522
Allstate Corp.                                                  5.375%                    12/1/2006         9,000         9,207
Allstate Corp.                                                   7.20%                    12/1/2009         9,825        10,679
American General Capital II                                      8.50%                     7/1/2030        12,590        14,875
AXA S.A.                                                         8.60%                   12/15/2030        14,225        16,237
Conseco Inc.                                                     9.00%                    4/15/2008(3)     11,650         5,243
Fidelity National Financial Inc.                                 7.30%                    8/15/2011        16,000        16,566
John Hancock Global Funding II                                  5.625%                    6/27/2006(3)     26,250        26,969
John Hancock Financial Services                                 5.625%                    12/1/2008         4,200         4,269
Jackson National Life Insurance Co.                              5.25%                    3/15/2007(3)     31,125        31,692
Jackson National Life Insurance Co.                             6.125%                    5/30/2012(3)     13,950        14,076
Jackson National Life Insurance Co.                              8.15%                    3/15/2027(3)      6,000         6,607
Lincoln National Corp.                                           6.20%                   12/15/2011           575           580
Marsh & McLennan Companies Inc.                                  6.25%                    3/15/2012(3)      8,800         9,062
Metlife Inc.                                                     5.25%                    12/1/2006        12,875        13,128
Monumental Global Funding II                                     6.05%                    1/19/2006(3)     28,225        29,666
NAC Re Corp.                                                     7.15%                   11/15/2005         1,500         1,584
Nationwide Financial Services                                    5.90%                     7/1/2012         9,025         8,870
Nationwide Life Global Fund                                      5.35%                    2/15/2007(3)     23,225        23,670
Principal Life Global Funding I                                 6.125%                     3/1/2006(3)     15,350        15,977
Progressive Corp.                                               6.625%                     3/1/2029         5,000         4,621
Prudential Insurance Co. of America                             6.375%                    7/23/2006(3)      2,000         2,097
Prudential Insurance Co. of America                              8.30%                     7/1/2025(3)     12,425        13,235
Prudential Holdings, LLC                                        8.695%                   12/18/2023(3)      5,500         5,809
Reinsurance Group of America                                     6.75%                   12/15/2011        11,500        11,707
St. Paul Companies Inc.                                          5.75%                    3/15/2007         4,450         4,470
Travelers Property Casualty Corp.                                7.75%                    4/15/2026         1,000         1,063

24

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
                                                                COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.9%)
Camden Property Trust                                            7.00%                   11/15/2006         6,250         6,540
Centerpoint Properties                                           7.90%                    1/15/2003        12,850        13,165
Duke-Weeks Realty                                                6.95%                    3/15/2011         9,400         9,700
Equity Residential Properties Trust                             6.625%                    3/15/2012        14,850        15,074
Health Care Property Inv. Inc.                                   6.45%                    6/25/2012        10,925        10,797
Liberty Properties LP                                            7.25%                    3/15/2011         5,250         5,486
Mack-Cali Realty                                                 7.00%                    3/15/2004        13,725        14,342
Mack-Cali Realty                                                 7.25%                    3/15/2009         2,175         2,251
Mack-Cali Realty                                                 7.75%                    2/15/2011         8,900         9,478
New Plan Excel Realty Trust                                     5.875%                    6/15/2007         7,975         7,983
Realty Income Corp.                                              7.75%                     5/6/2007         5,000         5,159
Regency Centers LP                                               6.75%                    1/15/2012         8,250         8,175
Security Capital Pacific Trust                                   8.05%                     4/1/2017         4,300         4,476
Simon DeBartolo Group, Inc.                                      6.75%                    7/15/2004        10,000        10,406
Simon DeBartolo Group, Inc.                                      6.75%                    6/15/2005           265           276
Simon Property Group LP                                         6.375%                   11/15/2007        30,700        31,473
Summit Properties Inc.                                           6.95%                    8/15/2004        17,325        18,003
Summit Properties Inc.                                           7.20%                    8/15/2007         4,450         4,574
Susa Partnership LP                                              7.00%                    12/1/2007         3,950         4,283
Susa Partnership LP                                              7.50%                    12/1/2027         5,025         5,199
Vornado                                                         5.625%                    6/15/2007        24,050        23,932
                                                                                                                    ------------
                                                                                                                      3,185,263
                                                                                                                    ------------
INDUSTRIAL (16.6%)
BASIC INDUSTRY (1.2%)
Abitibi-Consolidated Inc.                                        6.95%                   12/15/2006         6,000         5,952
Celulosa Arauco Constitution SA                                 8.625%                    8/15/2010        15,850        17,247
Cemex SA                                                        9.625%                    10/1/2009         5,000         5,300
Chevron Philips Chemical Co.                                    5.375%                    6/15/2007(3)     24,050        23,983
Corporacion Nacional del Cobre de Chile (CODELCO)               7.375%                     5/1/2009(3)      6,300         6,405
Cyprus AMAX Minerals Co.                                        7.375%                    5/15/2007         6,000         5,883
Domtar Inc.                                                     7.875%                   10/15/2011        13,200        14,341
Dow Chemical Co.                                                 8.50%                     6/8/2010         2,500         2,822
Dow Chemical Co.                                                6.125%                     2/1/2011         9,525         9,640
Dow Chemical Co.                                                7.375%                    11/1/2029         6,900         7,308
Eastman Chemical Co.                                            6.375%                    1/15/2004        11,850        12,285
Eastman Chemical Co.                                             7.00%                    4/15/2012        12,900        13,538
Eastman Chemical Co.                                             7.25%                    1/15/2024         6,100         6,112
Eastman Chemical Co.                                             7.60%                     2/1/2027         2,838         2,957
Falconbridge Ltd.                                                7.35%                    11/1/2006         1,000         1,048
International Paper Co.                                         7.875%                     8/1/2006         2,265         2,481
Noranda Inc.                                                     7.00%                    7/15/2005         1,045         1,087
Noranda Forest                                                   7.50%                    7/15/2003         7,725         7,973
Potash Corp. of Saskatchewan                                     7.75%                    5/31/2011        12,075        13,408
Praxair, Inc.                                                    6.90%                    11/1/2006        14,525        15,650
Rohm & Haas Co.                                                  6.95%                    7/15/2004         7,100         7,548
Rohm & Haas Co.                                                  7.40%                    7/15/2009           495           543
Rohm & Haas Co.                                                  9.80%                    4/15/2020(1)      4,005         4,933
Sappi Papier Holding AG                                          6.75%                    6/15/2012(3)      8,690         8,890
Sappi Papier Holding AG                                          7.50%                    6/15/2032(3)      6,600         6,726
Union Carbide Corp.                                              6.75%                     4/1/2003         3,500         3,569


                                                                              25

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                    COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------

Union Carbide Corp.                                             7.875%                     4/1/2023         4,755         4,615
Union Carbide Corp.                                              7.75%                    10/1/2096         7,250         6,501
Vale Overseas Limited                                           8.625%                     3/8/2007(3)     15,000        12,000
Weyerhaeuser Co.                                                 5.50%                    3/15/2005(3)     28,220        28,746
Weyerhaeuser Co.                                                6.125%                    3/15/2007(3)     13,500        13,838
Weyerhaeuser Co.                                                 6.75%                    3/15/2012(3)      8,600         8,788
Weyerhaeuser Co.                                                7.375%                    3/15/2032(3)     17,955        18,222

CAPITAL GOODS (1.7%)
Bae Systems Holdings Inc.                                        6.40%                   12/15/2011(3)     22,775        23,305
The Boeing Co.                                                   8.75%                    8/15/2021         1,650         2,017
The Boeing Co.                                                  6.625%                    2/15/2038        11,000        10,857
Bombardier Capital Corp.                                        6.125%                    6/29/2006(3)     19,075        19,572
British Aerospace                                               7.156%                    7/18/2008(3)     14,730        15,522
CRH Capital Inc.                                                 6.95%                    3/15/2012        15,560        16,270
Caterpillar, Inc.                                                9.00%                    4/15/2006         1,600         1,828
Caterpillar, Inc.                                               7.375%                     3/1/2097         8,600         8,993
Cemex SA de CV                                                  8.625%                    7/18/2003(3)     22,775        23,686
Deere & Co.                                                      8.50%                     1/9/2022           985         1,145
Hutchison Whampoa International Ltd.                             7.00%                    2/16/2011(3)      3,000         3,083
Ingersoll-Rand Co.                                               6.25%                    5/15/2006        14,850        15,415
Kennametal Inc.                                                  7.20%                    6/15/2012        10,125        10,046
Lafarge Corp.                                                   6.375%                    7/15/2005         2,000         2,060
Lockheed Martin Corp.                                            7.65%                     5/1/2016         5,000         5,630
Lockheed Martin Corp.                                            8.50%                    12/1/2029         8,500        10,114
Masco Corp.                                                      6.00%                     5/3/2004         8,700         9,033
Masco Corp.                                                      6.75%                    3/15/2006        22,700        23,907
Noranda Inc.                                                     7.25%                    7/15/2012        29,100        28,787
Republic Service Inc.                                           7.125%                    5/15/2009         9,765        10,223
Republic Service Inc.                                            6.75%                    8/15/2011        15,000        15,491
Textron Inc.                                                     6.50%                     6/1/2012         9,025         9,261
Tyco International Group SA                                     6.375%                    2/15/2006        11,775         9,479
Tyco International Group SA                                      5.80%                     8/1/2006        36,000        28,260
Tyco International Group SA                                     6.375%                   10/15/2011        20,675        15,920
Tyco International Group SA                                     6.875%                    1/15/2029        16,825        11,862
USA Waste Services                                              7.125%                    10/1/2007           250           260
United Technologies Corp.                                       4.875%                    11/1/2006        30,475        30,668
United Technologies Corp.                                       8.875%                   11/15/2019         4,000         4,893
United Technologies Corp.                                        6.70%                     8/1/2028           492           494
WMX Technologies Inc.                                           6.375%                    12/1/2003         5,400         5,524
Waste Management, Inc.                                           7.70%                    10/1/2002         1,150         1,161
Waste Management, Inc.                                           6.50%                   11/15/2008        24,725        24,839
Waste Management, Inc.                                          7.375%                     8/1/2010           169           176
Waste Management, Inc.                                           7.75%                    5/15/2032(3)     12,400        12,269

COMMUNICATION (4.9%)
AT&T Corp.                                                       6.50%                   11/15/2006(3)     18,365        16,069
AT&T Corp.                                                       7.30%                   11/15/2011(3)      6,800         5,838
AT&T Corp.                                                       8.35%                    1/15/2025         2,350         1,857
AT&T Corp.                                                       6.50%                    3/15/2029         2,090         1,359
AT&T Corp.                                                       8.00%                   11/15/2031(3)     21,375        16,459

26

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
                                                                COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------

AT&T Wireless Senior Notes                                       7.35%                     3/1/2006        41,250        34,341
AT&T Wireless Services Inc.                                      7.50%                     5/1/2007        22,000        19,122
AT&T Wireless Services Inc.                                     7.875%                     3/1/2011        12,550        10,288
AT&T Wireless Services Inc.                                     8.125%                     5/1/2012        17,820        14,623
AT&T Wireless Services Inc.                                      8.75%                     3/1/2031        12,920        10,046
Ameritech Capital Funding                                        7.50%                     4/1/2005         4,950         5,375
Bell Atlantic Corp.                                              7.00%                    6/15/2013         4,000         4,070
British Telecommunications PLC                                  7.875%                   12/15/2005        35,450        38,050
British Telecommunications PLC                                  8.875%                   12/15/2030         5,010         5,426
CSC Holdings Inc.                                               7.625%                    7/15/2018         7,000         5,110
CSC Holdings Inc.                                               7.625%                     4/1/2011         3,000         2,400
China Telecom                                                   7.875%                    11/2/2004        37,825        40,812
Cingular Wireless                                               5.625%                   12/15/2006(3)      5,000         4,850
Cingular Wireless                                                6.50%                   12/15/2011(3)        950           888
Clear Channel Communications                                     7.25%                    9/15/2003        52,450        53,659
Clear Channel Communications                                    7.875%                    6/15/2005         2,475         2,580
Clear Channel Communications                                     6.00%                    11/1/2006        32,250        31,316
Clear Channel Communications                                     7.65%                    9/15/2010         2,105         2,118
Comcast Cable Communication                                     6.375%                    1/30/2006        29,650        28,622
Comcast Cable Communication                                     8.375%                     5/1/2007         3,000         3,040
Comcast Cable Communication                                      6.75%                    1/30/2011         7,600         6,804
Comcast Cable Communication                                     8.875%                     5/1/2017         3,100         3,142
Cox Communications, Inc.                                        6.875%                    6/15/2005           800           788
Cox Communications, Inc.                                         7.75%                    11/1/2010         6,850         6,530
Cox Enterprises                                                 7.875%                    9/15/2010(3)     16,425        15,536
Deutsche Telekom International Finance                           8.00%                    6/15/2010           350           345
France Telecom                                                   7.20%                     3/1/2006        10,500        10,026
GTE Corp.                                                        9.10%                     6/1/2003           225           237
GTE Corp.                                                        6.36%                    4/15/2006         1,045         1,091
GTE Corp.                                                        8.75%                    11/1/2021         3,835         4,418
GTE Corp.                                                        7.83%                     5/1/2023         4,000         4,128
GTE South Inc.                                                  6.125%                    6/15/2007        11,375        11,764
Grupo Televisa SA                                               8.625%                     8/8/2005        38,625        40,556
Intel Telecom Satellite                                         7.625%                    4/15/2012(3)      8,900         9,122
Koninklijke KPN NV                                               8.00%                    10/1/2010         9,940        10,104
Koninklijke KPN NV                                              8.375%                    10/1/2030        11,715        11,616
Michigan Bell Telephone Co.                                      7.50%                    2/15/2023         1,610         1,608
New England Telephone & Telegraph Co.                           6.875%                    10/1/2023         2,815         2,695
New England Telephone & Telegraph Co.                           7.875%                   11/15/2029         6,050         6,406
New York Telephone Co.                                           7.25%                    2/15/2024         4,900         4,758
News America Holdings Inc.                                       9.25%                     2/1/2013         3,341         3,739
News America Holdings Inc.                                       8.00%                   10/17/2016         9,000         9,236
News America Holdings Inc.                                      8.875%                    4/26/2023         7,905         8,357
News America Holdings Inc.                                       7.75%                    1/20/2024         2,000         1,892
News America Holdings Inc.                                       8.25%                   10/17/2096         1,800         1,616
PCCW Hong Kong Capital Ltd.                                      7.75%                   11/15/2011(3)     14,875        15,148
Pearson PLC                                                      7.00%                    6/15/2011(3)     18,025        18,663
Qwest Communications International Inc.                          7.50%                    11/1/2008         7,000         3,955
Qwest Communications International Inc.                         8.875%                    3/15/2012(3)     23,925        21,293
Qwest Corp.                                                     7.625%                     6/9/2003        11,175        10,281
Qwest Corp.                                                      7.75%                    8/15/2006         3,650         2,154
Qwest Capital Funding Inc.                                       7.00%                     8/3/2009           565           305

                                                                              27


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                    COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
Qwest Capital Funding Inc.                                       7.25%                    2/15/2011        31,250        16,875
Qwest Capital Funding Inc.                                      7.625%                     8/3/2021         1,000           480
Qwest Capital Funding Inc.                                       7.75%                    2/15/2031        10,450         5,173
Scholastic Corp.                                                 5.75%                    1/15/2007         9,600         9,664
Shaw Communications Inc.                                         7.20%                   12/15/2011        33,175        32,221
Southwestern Bell Telephone Co.                                 6.625%                    7/15/2007         4,500         4,830
Southwestern Bell Telephone Co.                                 7.625%                     3/1/2023         8,355         8,622
Southwestern Bell Telephone Co.                                  7.25%                    7/15/2025        10,475        10,567
Sprint Capital Corp.                                             7.90%                    3/15/2005        22,150        19,271
Sprint Capital Corp.                                             6.00%                    1/15/2007        12,800        10,496
Sprint Capital Corp.                                            7.625%                    1/30/2011         6,000         4,989
Sprint Capital Corp.                                            8.375%                    3/15/2012         6,000         4,860
Sprint Capital Corp.                                             8.75%                    3/15/2032        31,200        23,712
TCI Communications Inc.                                         6.375%                     5/1/2003        28,475        28,327
TCI Communications Inc.                                          8.65%                    9/15/2004         5,000         5,172
TCI Communications, Inc.                                         8.00%                     8/1/2005           990         1,025
TCI Communications, Inc.                                         8.75%                     8/1/2015        17,495        18,153
TCI Communications Inc.                                         7.875%                     8/1/2013        10,950        10,911
TCI Communications Inc.                                         9.875%                    6/15/2022           500           559
TPSA Finance BV                                                  7.75%                   12/10/2008(3)      8,250         7,919
Telecomunicaciones de Puerto Rico                                6.65%                    5/15/2006        11,475        11,509
Telecomunicaciones de Puerto Rico                                6.80%                    5/15/2009         4,600         4,472
Telefonica de Argentina                                         9.125%                     5/7/2008(3)     14,125         6,355
Telefonica Europe BV                                             7.35%                    9/15/2005         7,750         8,151
Telefonos de Mexico, SA                                          8.25%                    1/26/2006        50,950        53,974
Telus Corp.                                                      7.50%                     6/1/2007        38,625        37,007
Telus Corp.                                                      8.00%                     6/1/2011        31,125        27,056
Thomson Corp.                                                    5.75%                     2/1/2008        14,000        14,179
US West Capital Funding, Inc.                                   6.875%                    7/15/2028           500           240
US West Communications Inc.                                      7.20%                    11/1/2004        15,950        14,196
US West Communications Inc.                                     6.875%                    9/15/2033           165           112
Verizon Global Funding Corp.                                     6.75%                    12/1/2005        28,875        30,618
Verizon Wireless Inc.                                           5.375%                   12/15/2006(3)     40,100        37,411
Verizon Pennsylvania Inc.                                        5.65%                   11/15/2011        11,325        10,831
Verizon New Jersey Inc.                                         5.875%                    1/17/2012        21,825        20,983
Verizon New York, Inc.                                          6.875%                     4/1/2012        16,325        16,499
Verizon New York, Inc.                                          7.375%                     4/1/2032        12,325        11,898
Vodafone AirTouch PLC                                           7.625%                    2/15/2005        32,475        34,996
Vodafone AirTouch PLC                                           7.875%                    2/15/2030         4,875         5,254

CONSUMER CYCLICAL (2.4%)
AOL Time Warner                                                 5.625%                     5/1/2005        35,775        34,745
AOL Time Warner                                                 6.125%                    4/15/2006        14,900        14,338
AOL Time Warner                                                  6.15%                     5/1/2007        33,725        32,190
AT & T Corp.-Liberty Media Corp.                                7.875%                    7/15/2009         3,000         3,065
Auburn Hills                                                   12.375%                     5/1/2020           670           962
CVS Corp.                                                        5.50%                    2/15/2004         4,150         4,274
Cendant Corp.                                                    7.75%                    12/1/2003         8,000         8,159
Cendant Corp.                                                   6.875%                    8/15/2006        36,600        36,473
Cia. Brasil de Bebidas                                          10.50%                   12/15/2011(3)     21,275        15,318
Costco Wholesale Corp.                                           5.50%                    3/15/2007        12,700        13,091
Dayton Hudson Corp.                                              6.75%                     1/1/2028         1,000           992

28

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
                                                                 COUPON                        DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Corp.                                              6.65%                     8/1/2028         5,500         5,392
Federated Dept. Stores                                          6.625%                     9/1/2008        18,775        19,617
Ford Capital BV                                                  9.50%                     6/1/2010           600           684
Ford Motor Co.                                                  6.375%                     2/1/2029        16,750        13,643
Ford Motor Co.                                                   7.45%                    7/16/2031        24,275        22,670
Ford Motor Co.                                                   9.98%                    2/15/2047         7,960         9,257
Goodyear Tire & Rubber                                          7.857%                    8/15/2011         2,000         1,843
Harrahs Operating Co. Inc.                                      7.125%                     6/1/2007        15,325        16,141
Harrahs Operating Co. Inc.                                       7.50%                    1/15/2009         2,585         2,744
Starwood Hotels                                                  6.75%                   11/15/2005        10,000         9,873
Liberty Media Corp.                                              7.75%                    7/15/2009         8,500         8,627
Liberty Media Corp.                                              8.25%                     2/1/2030        13,350        12,763
May Department Stores Co.                                       7.625%                    8/15/2013         1,250         1,382
May Department Stores Co.                                        7.45%                   10/15/2016         2,000         2,169
May Department Stores Co.                                        9.75%                    2/15/2021           996         1,237
Pulte Homes Inc.                                                7.875%                     8/1/2011         3,275         3,464
Pulte Homes Inc.                                                7.875%                    6/15/2032        14,075        14,073
Sears, Roebuck & Co.                                             6.25%                    1/15/2004         2,700         2,806
Starwood Hotels Resorts                                         7.375%                     5/1/2007(3)     11,350        11,300
Target Corp.                                                     5.40%                    10/1/2008         1,500         1,509
Target Corp.                                                     7.00%                    7/15/2031        16,950        17,484
Time Warner Inc.                                                7.975%                    8/15/2004        12,034        12,386
Time Warner Inc.                                                 7.75%                    6/15/2005        10,430        10,668
Time Warner Inc.                                                 8.18%                    8/15/2007         2,000         2,071
Time Warner Inc.                                                9.125%                    1/15/2013         1,000         1,080
Time Warner Inc.                                                 7.57%                     2/1/2024         1,500         1,310
Time Warner Entertainment                                       8.375%                    3/15/2023         8,190         8,136
Time Warner Entertainment                                       8.375%                    7/15/2033         2,285         2,268
Toys R Us                                                       6.875%                     8/1/2006        26,925        26,637
Toys R Us                                                       7.625%                     8/1/2011         9,900         9,532
Viacom Inc.                                                      7.75%                     6/1/2005        17,975        19,536
Viacom Inc.                                                      6.40%                    1/30/2006         3,800         3,962
WFS Financial Owner Trust                                        4.50%                    2/20/2010        16,500        16,649
Wal-Mart Stores                                                 4.375%                     8/1/2003        29,200        29,790
Wal-Mart Stores                                                  6.55%                    8/10/2004           750           797
Wal-Mart Stores                                                  7.55%                    2/15/2030        27,725        31,431
Wal-Mart Stores, Inc. Canada                                     5.58%                     5/1/2006(3)     41,200        42,866
Wendy's International, Inc.                                      6.20%                    6/15/2014         4,975         5,028

CONSUMER NON-CYCLICAL (2.3%)
Anheuser-Busch Cos., Inc.                                        7.10%                   12/15/2004         7,050         7,538
Anheuser-Busch Cos., Inc.                                       7.125%                     7/1/2017         3,200         3,315
Anheuser-Busch Cos., Inc.                                       7.375%                     7/1/2023           800           822
Anheuser-Busch Cos., Inc.                                        6.75%                   12/15/2027         1,600         1,659
Apogent Technologies Inc.                                        8.00%                     4/1/2011        10,075        11,040
Archer-Daniels-Midland Co.                                       6.25%                    5/15/2003         1,000         1,028
C.R. Bard, Inc.                                                  6.70%                    12/1/2026        13,025        13,733
Bristol-Myers Squibb                                             5.75%                    10/1/2011         3,450         3,432
Campbell Soup Co.                                                6.75%                    2/15/2011         3,000         3,176
Delhaize America Inc.                                           7.375%                    4/15/2006         7,700         8,005
Delhaize America Inc.                                           8.125%                    4/15/2011        10,700        11,234
Delhaize America Inc.                                            9.00%                    4/15/2031        32,675        35,192

                                                                              29

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                    COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
Dole Foods Inc.                                                  7.25%                      /1/2009(3)     10,925        11,145
General Mills Inc.                                              5.125%                    2/15/2007        27,300        27,360
Grand Metropolitan Investment Corp.                              9.00%                    8/15/2011         1,825         2,219
HCA Inc.                                                         6.95%                     5/1/2012        27,500        27,745
HealthSouth Corp.                                               7.625%                     6/1/2012(3)     25,275        24,898
Healthcare Services                                              7.75%                    6/15/2011(3)     10,000        10,270
International Flavors & Fragrances                               6.45%                    5/15/2006        12,400        12,835
Kellogg Co.                                                      6.00%                     4/1/2006        28,650        29,893
Kellogg Co.                                                      7.45%                     4/1/2031         7,900         8,628
Kraft Foods Inc.                                                4.625%                    11/1/2006        17,475        17,423
Kraft Foods Inc.                                                5.625%                    11/1/2011        15,250        15,056
Kraft Foods Inc.                                                 6.50%                    11/1/2031        28,700        27,889
Kroger Co.                                                       8.15%                    7/15/2006         4,700         5,190
Kroger Co.                                                      7.625%                    9/15/2006         3,900         4,240
Kroger Co.                                                       8.00%                    9/15/2029           850           924
McKesson Corp.                                                   7.75%                     2/1/2012         6,210         6,673
Fred Meyer, Inc.                                                7.375%                     3/1/2005        14,500        15,539
Newell Rubbermaid Inc.                                           6.00%                    3/15/2007        12,875        13,265
Newell Rubbermaid Inc.                                           6.75%                    3/15/2012         7,500         7,740
Pharmacia Corp.                                                  5.75%                    12/1/2005        17,215        18,023
Pharmacia Corp.                                                  6.60%                    12/1/2028         3,000         3,045
Philip Morris Cos., Inc.                                         8.25%                   10/15/2003         1,900         2,022
Philip Morris Cos., Inc.                                         7.00%                    7/15/2005         5,650         6,018
Philip Morris Cos., Inc.                                         7.20%                     2/1/2007         1,450         1,557
Quest Diagnostic Inc.                                            6.75%                    7/12/2006        15,005        15,756
Quest Diagnostic Inc.                                            7.50%                    7/12/2011        10,110        10,934
RJ Reynolds Tobacco Holdings I nc.                               6.50%                     6/1/2007        15,975        16,207
Safeway Inc.                                                     6.85%                    9/15/2004        19,125        20,241
Tenet Healthcare Corp.                                          5.375%                   11/15/2006        18,025        18,076
Tenet Healthcare Corp.                                           5.00%                     7/1/2007        32,075        31,643
Tenet Healthcare Corp.                                           6.50%                     6/1/2012        10,875        11,007
Tenet Healthcare Corp.                                          6.875%                   11/15/2031        13,825        13,083
United Health Group Inc.                                         5.20%                    1/17/2007         6,100         6,174
WellPoint Health Network                                        6.375%                    1/15/2012        12,415        12,756

ENERGY (2.3%)
Alberta Energy Co. Ltd.                                         7.375%                    11/1/2031        10,750        11,233
Amerada Hess Corp.                                               5.30%                    8/15/2004        43,050        44,379
Amerada Hess Corp.                                               5.90%                    8/15/2006        21,575        22,345
Amerada Hess Corp.                                               7.30%                    8/15/2031        14,350        14,698
Amerada Hess Corp.                                              7.125%                    3/15/2033        13,000        13,020
Amoco Canada Petroleum Co.                                       6.75%                    2/15/2005           145           155
Baker Hughes Inc.                                                6.25%                    1/15/2009           500           522
Burlington Resources Inc.                                        6.50%                    12/1/2011(3)     16,200        16,667
Burlington Resources Inc.                                        7.40%                    12/1/2031(3)     14,225        15,169
CNOOC Finance                                                   6.375%                     3/8/2012(3)      3,000         3,033
Conoco Inc.                                                      5.90%                    4/15/2004           500           520
Conoco Funding Co.                                               6.35%                   10/15/2011           435           451
Devon Financing Corp.                                           6.875%                    9/30/2011         8,380         8,705
Devon Financing Corp.                                           7.875%                    9/30/2031        34,790        37,050
Devon Energy Corp.                                               7.95%                    4/15/2032         6,020         6,483
LG Caltex Oil Corp.                                              7.75%                    7/25/2011(3)     20,800        22,749

30


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
                                                                COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
Marathon Oil Corp.                                              5.375%                     6/1/2007        15,925        16,023
Marathon Oil Corp.                                              6.125%                    3/15/2012        11,750        11,641
Marathon Oil Corp.                                               6.80%                    3/15/2032        10,525        10,083
Mobil Corp.                                                     7.625%                    2/23/2033           920           946
Noble Drilling Corp.                                             6.95%                    3/15/2009         6,000         6,098
Noble Drilling Corp.                                             7.50%                    3/15/2019        10,475        10,229
PF Export Receivables Master Trust                               6.60%                    12/1/2011(1)(3)  17,225        17,501
Pancanadian Energy Corp.                                         7.20%                    11/1/2031        13,050        12,797
Petro-Canada                                                     9.25%                   10/15/2021        22,475        27,071
Petrobras International Finance Co. Ltd.                        9.125%                     2/1/2007(3)     15,000        11,550
Petrobras International Finance Co. Ltd.                        9.875%                     5/9/2008        14,750        11,357
Petrobras International Finance Co. Ltd.                         9.75%                     7/6/2011         5,200         3,900
Petro Geo-Services                                               7.50%                    3/31/2007        14,660        12,271
Petro Geo-Services                                              6.625%                    3/30/2008         7,575         5,839
Petro Geo Services                                               8.15%                    7/15/2029         3,500         2,431
Petronas Capital Ltd.                                            7.00%                    5/22/2012(3)     17,000        17,128
Petronas Capital Ltd.                                           7.875%                    5/22/2022(3)     28,400        28,182
Phillips Petroleum Co.                                           8.50%                    5/25/2005        52,850        59,066
Phillips Petroleum Co.                                           8.75%                    5/25/2010         6,250         7,390
Phillips Petroleum Co.                                           8.49%                     1/1/2023         2,100         2,254
Schlumberger Technology Corp.                                    6.50%                    4/15/2012(3)      4,600         4,764
Suncor Energy Inc.                                               7.15%                     2/1/2032        12,375        12,282
Texaco Capital Corp.                                             8.25%                    10/1/2006         2,800         3,170
Texaco Capital Corp.                                            8.875%                     9/1/2021           530           661
Texaco Capital Corp.                                             7.50%                     3/1/2043           850           885
Tosco Corp.                                                      7.25%                     1/1/2007         1,500         1,637
Tosco Corp.                                                      7.80%                     1/1/2027         1,650         1,820
Tosco Corp.                                                     8.125%                    2/15/2030        21,100        24,440
Transocean Sedco Forex Inc .                                     7.50%                    4/15/2031         3,000         3,127
Union Oil of California                                         6.375%                     2/1/2004         2,000         2,079
Union Oil of California                                          7.20%                    5/15/2005         5,700         5,993
Valero Energy Corp.                                             6.125%                    4/15/2007         8,000         8,216
Valero Energy Corp.                                             6.875%                    4/15/2012         4,875         5,008

TECHNOLOGY (0.3%)
Applied Materials, Inc.                                          8.00%                     9/1/2004         1,625         1,743
Computer Sciences Corp.                                          6.75%                    6/15/2006         6,925         7,258
First Data Corp.                                                6.625%                     4/1/2003         7,735         7,954
First Data Corp.                                                 4.70%                    11/1/2006        11,350        11,327
First Data Corp.                                                6.375%                   12/15/2007         3,000         3,185
First Data Corp.                                                5.625%                    11/1/2011        21,700        21,486
International Business Machines Corp.                            6.45%                     8/1/2007         3,500         3,707
International Business Machines Corp.                            7.00%                   10/30/2025           250           255
International Business Machines Corp.                           7.125%                    12/1/2096        11,435        11,329
Texas Instruments Inc.                                          6.125%                     2/1/2006         6,200         6,360

TRANSPORTATION (1.3%)
American Airlines Inc. Pass-Through Certificates                6.855%                    4/15/2009         8,288         8,953
American Airlines Inc. Pass-Through Certificates                7.024%                   10/15/2009         5,425         5,533
American Airlines Inc. Pass-Through Certificates                6.817%                    5/23/2011        15,300        15,181
Burlington Northern Santa Fe Corp.                              6.375%                   12/15/2005         5,750         6,043
Burlington Northern Sante Fe Corp.                               9.25%                    10/1/2006         2,750         3,161

                                                                              31

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                    COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------

Burlington Northern Santa Fe Corp.                               6.53%                    7/15/2037           850           879
Burlington Northern Sante Fe Corp.                               7.25%                     8/1/2097         4,100         4,065
CSX Corp.                                                        9.00%                    8/15/2006         3,300         3,764
Canadian National Railway Co.                                    6.80%                    7/15/2018        13,375        13,490
Canadian Pacific Rail                                            6.25%                   10/15/2011        19,775        20,330
Canadian Pacific Rail                                           7.125%                   10/15/2031         1,300         1,362
Conrail Corp.                                                    9.75%                    6/15/2020         1,380         1,718
Continental Airlines, Inc. Pass-Through Certificates            6.563%                    2/15/2012         3,000         3,070
Continental Airlines, Inc. (Equipment Trust Certificates)       6.648%                    3/15/2019         9,708         9,440
Delta Air Lines, Inc. (Equipment Trust Certificates)             8.54%                     1/2/2007(1)      3,018         2,933
Delta Air Lines, Inc. Pass-Through Certificates                 7.111%                    9/18/2011        17,825        18,416
ERAC USA Finance Co.                                             7.35%                    6/15/2008(3)     17,175        18,268
FedEx Corp.                                                     6.875%                    2/15/2006        11,175        11,799
Hertz Corp.                                                      7.40%                     3/1/2011        22,775        22,385
Hertz Corp.                                                     7.625%                     6/1/2012        18,165        18,018
Illinois Central Railroad Co.                                    6.75%                    5/15/2003         8,345         8,571
Norfolk Southern Corp.                                          8.375%                    5/15/2005        15,900        17,218
Norfolk Southern Corp.                                           7.40%                    9/15/2006         4,000         4,317
Norfolk Southern Corp.                                           7.70%                    5/15/2017         1,500         1,729
Norfolk Southern Corp.                                           7.90%                    5/15/2097         1,750         1,863
NorthWest Airlines, Inc. Pass-Through Certificates              6.841%                     4/1/2011         9,400         9,380
Southwest Airlines Co.                                           6.50%                     3/1/2012         9,100         9,346
US Airways Pass-Through Trust                                    8.11%                    2/20/2017        32,411        34,002
Union Pacific Corp.                                              7.00%                     2/1/2016         1,450         1,550
United Air Lines                                                7.032%                    10/1/2010        37,362        35,981
United Air Lines                                                7.186%                     4/1/2011           196           179

OTHER (0.2%)
Black & Decker Corp.                                             7.50%                     4/1/2003        25,525        26,314
Black & Decker Corp.                                            7.125%                     6/1/2011           500           531
Steelcase Inc.                                                  6.375%                   11/15/2006        14,875        14,893
                                                                                                                      ----------
                                                                                                                      4,004,971
                                                                                                                      ----------
UTILITIES (4.9%)
ELECTRIC (3.2%)
AEP Resources Inc.                                               6.50%                    12/1/2003(3)     42,575        44,022
American Electric Power                                         6.125%                    5/15/2006        15,050        15,299
Arizona Public Service Co.                                      5.875%                    2/15/2004         6,500         6,712
Arizona Public Service Co.                                       7.25%                     8/1/2023         1,450         1,382
Calpine Corp.                                                    8.50%                    2/15/2011        18,125        12,325
Cincinnati Gas & Electric Co.                                    6.45%                    2/15/2004         2,000         2,074
Commonwealth Edison                                              6.15%                    3/15/2012(3)      6,000         6,055
Consolidated Edison Inc.                                        6.625%                   12/15/2005        47,025        50,125
Detroit Edison                                                   7.50%                     2/1/2005         8,000         8,613
Dominion Fiber Ventures, LLC                                     7.05%                    3/15/2005(3)     19,800        19,107
Dominion Resources Inc.                                         3.875%                    1/15/2004        24,725        24,610
Dominion Resources Capital Trust III                             8.40%                    1/15/2031        14,025        14,714
Duke Energy Corp.                                                6.25%                    1/15/2012         2,500         2,535
Duke Capital Corp.                                               6.75%                    2/15/2032         9,075         8,555
Edison Mission                                                  9.875%                    4/15/2011        25,925        25,536

32


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
                                                                COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------

Energy East Corp.                                                6.75%                    6/15/2012         6,500         6,659
FPL Group Capital Inc.                                          7.625%                    9/15/2006         5,000         5,414
Firstenergy Corp.                                                5.50%                   11/15/2006         6,750         6,574
Firstenergy Corp.                                                6.45%                   11/15/2011         1,930         1,864
Firstenergy Corp.                                               7.375%                   11/15/2031         4,745         4,528
Florida Power & Light                                           6.875%                    12/1/2005        20,500        21,997
HGI Transelec Chile SA                                          7.875%                    4/15/2011        22,675        23,848
Illinois Power Co.                                               7.50%                    7/15/2025         4,200         3,323
Israel Electric Corp. Ltd.                                       7.25%                   12/15/2006(3)        200           212
Israel Electric Corp. Ltd.                                       7.75%                     3/1/2009(3)     13,275        13,709
Israel Electric Corp. Ltd.                                       7.95%                    5/30/2011(3)      6,000         6,243
Israel Electric Corp. Ltd.                                       8.10%                   12/15/2096(3)      8,100         6,784
MidAmerican Energy Co.                                           6.75%                   12/30/2031        16,500        15,749
Mirant Americas Generation, LLC                                  8.50%                    10/1/2021        23,150        17,710
Mirant Americas Generation, LLC                                 9.125%                     5/1/2031         7,000         5,320
NRG Energy, Inc.                                                 7.50%                   12/15/2003         9,000         7,920
NRG Northeast Generating                                        9.292%                   12/15/2024        22,275        19,982
NRG Energy, Inc.                                                8.625%                     4/1/2031         8,275         6,372
National Rural Utility Co.                                       6.20%                     2/1/2008         1,200         1,224
Northern States Power Co.                                       7.125%                     7/1/2025         5,000         4,947
PECO Energy Co.                                                  5.95%                    11/1/2011(3)      5,000         5,052
PPL Capital Funding                                              7.75%                    4/15/2005        53,625        54,236
PSEG Power                                                      6.875%                    4/15/2006        23,275        24,159
PacificCorp                                                      6.90%                   11/15/2011        20,225        21,436
PacificCorp                                                      7.70%                   11/15/2031         4,000         4,242
Pennsylvania Power & Light Co.                                   6.50%                     4/1/2005           135           142
Pinnacle West Capital Corp.                                      4.50%                     2/9/2004(3)     19,800        19,852
Progress Energy Inc.                                             6.75%                     3/1/2006        15,375        16,164
Progress Energy Inc.                                             7.10%                     3/1/2011         4,000         4,248
Progress Energy Inc.                                             7.00%                   10/30/2031         6,000         5,817
Public Service Electric & Gas Co.                                6.50%                     5/1/2004           170           176
Reliant Energy Resources                                        8.125%                    7/15/2005        30,175        26,554
Reliant Energy Resources                                         7.75%                    2/15/2011        29,700        25,938
SCANA Corp.                                                      6.25%                     2/1/2012         7,600         7,819
South Carolina Electric & Gas Co.                               6.625%                     2/1/2032         4,000         4,059
South Point Energy                                               8.40%                    5/30/2012(3)     11,875         8,669
South Point Energy                                              9.825%                    5/30/2019(3)     18,850        13,195
Southwestern Electric Power                                      4.50%                     7/1/2005        15,425        15,361
Teco Energy Inc.                                                 7.00%                     5/1/2012        14,450        15,104
Texas Utilities Co.                                              8.25%                     4/1/2004         4,900         5,256
Texas Utilities Co.                                             6.375%                    6/15/2006        48,450        49,522
Texas Utilities Co.                                             7.875%                     3/1/2023         2,075         2,123
Texas Utilities Co.                                              8.75%                    11/1/2023           180           190
Union Electric Power Co.                                         6.75%                     5/1/2008            40            42
Virginia Electric & Power Co.                                   6.625%                     4/1/2003         2,300         2,363
Virginia Electric & Power Co.                                   5.375%                     2/1/2007        11,500        11,608
Virginia Electric & Power Co.                                    6.75%                    10/1/2023        16,825        16,003

NATURAL GAS (1.7%)
Coastal Corp.                                                   8.125%                    9/15/2002         2,300         2,320
Coastal Corp.                                                    6.50%                    5/15/2006         1,250         1,227
Coastal Corp.                                                    6.50%                     6/1/2008         8,125         7,814
Coastal Corp.                                                    7.75%                   10/15/2035         6,600         5,939

                                                                              33

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                    COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
Coastal Corp.                                                    7.42%                    2/15/2037         7,800         6,733
Consolidated Natural Gas                                        5.375%                    11/1/2006        19,775        19,709
Consolidated Natural Gas                                         6.25%                    11/1/2011         5,000         5,027
Duke Energy Field Services                                       7.50%                    8/16/2005        11,105        11,817
Duke Energy Field Services                                      7.875%                    8/16/2010         9,100         9,730
El Paso Corp.                                                   7.875%                    6/15/2012(3)     14,450        14,451
El Paso Corp.                                                    7.75%                    1/15/2032         6,000         5,594
El Paso Corp.                                                   8.375%                    6/15/2032(3)     14,875        15,381
El Paso Energy Corp.                                             6.75%                    5/15/2009        17,500        16,515
Enron Corp.                                                     7.625%                    9/10/2004*        2,000           240
Enron Corp.                                                     6.625%                   11/15/2005*        1,375           165
Enron Corp.                                                     7.125%                    5/15/2007*        8,646         1,038
Enron Corp.                                                     6.875%                   10/15/2007*        8,500         1,020
Enron Corp.                                                      6.75%                     8/1/2009*        6,445           773
Enterprise Products                                              8.25%                    3/15/2005        42,150        45,396
Enterprise Products                                              7.50%                     2/1/2011        23,475        24,401
HNG Internorth                                                  9.625%                    3/15/2006*        4,680           562
KN Energy, Inc.                                                  6.45%                     3/1/2003         9,100         9,272
Keyspan Corp.                                                    7.25%                   11/15/2005        18,460        19,874
Sempra Energy                                                    6.80%                     7/1/2004        29,700        30,991
Sempra Energy                                                    6.95%                    12/1/2005        45,550        47,461
Tennessee Gas Pipeline                                          7.625%                     4/1/2037         6,500         6,235
Williams Communications Group, Inc.                              8.25%                    3/15/2004(3)     43,550        42,117
Williams Cos, Inc.                                               7.50%                    1/15/2031         9,000         6,480
Williams Cos, Inc.                                               7.75%                    6/15/2031        21,825        17,242
Williams Cos, Inc.                                               8.75%                    3/15/2032(3)     23,000        18,400
Yosemite Security Trust                                          8.25%                   11/15/2004(3)*    31,685         5,386
                                                                                                                    ------------
                                                                                                                      1,180,683
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $9,422,533)                                                                                                   9,480,023
--------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(1.2%)
Bayerische Landesbank                                           7.375%                   12/14/2002           145           148
Inter-American Development Bank                                  8.50%                    3/15/2011         2,705         3,245
Inter-American Development Bank                                 7.125%                    3/15/2023           975         1,011
KFW International Finance, Inc.                                 7.625%                    2/15/2004        11,650        12,531
Pemex Global                                                     6.50%                     2/1/2005(3)     20,800        21,112
Pemex Master Trust                                              7.875%                     2/1/2009(3)     25,730        26,409
Pemex Master Trust                                               8.00%                   11/15/2011(3)      9,550         9,884
Pemex Master Trust                                              8.625%                     2/1/2022(3)      6,120         6,036
Petroliam Nasional Bhd.                                         7.625%                   10/15/2026(3)      9,325         8,789
Province of British Columbia                                     7.00%                    1/15/2003         2,550         2,621
Province of Manitoba                                            6.125%                    1/19/2004         8,000         8,399
Province of New Brunswick                                        6.75%                    8/15/2013           210           231
Province of Newfoundland                                         9.00%                     6/1/2019         1,400        1,786
Province of Newfoundland                                         7.32%                   10/13/2023         7,650         8,413
Province of Ontario                                             7.375%                    1/27/2003           915           942
Province of Quebec                                              7.125%                     2/9/2024         1,030         1,122
Province of Saskatchewan                                        6.625%                    7/15/2003        19,550        20,414
Province of Saskatchewan                                         8.00%                    7/15/2004        15,800        16,850
Province of Saskatchewan                                        7.125%                    3/15/2008         1,200         1,342

34


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                           MATURITY        AMOUNT        VALUE*
                                                                COUPON                         DATE         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------

Province of Saskatchewan                                        7.375%                    7/15/2013         1,300         1,505
Republic of Chile                                               5.625%                    7/23/2007        32,495        32,222
Republic of Chile                                               6.875%                    4/28/2009         3,000         3,074
Republic of El Salvador                                          8.25%                    4/10/2032(3)     12,950        13,061
Republic of Finland                                             7.875%                    7/28/2004        10,300        11,297
Republic of Portugal                                             5.75%                    10/8/2003        19,175        19,930
Republic of South Africa                                        7.375%                    4/25/2012        15,675        15,499
Tenaga Nasional                                                  7.50%                    1/15/2096(3)     13,225        10,417
United Mexican States                                           9.875%                    1/15/2007         5,150         5,794
United Mexican States                                           8.375%                    1/14/2011         9,817        10,151
United Mexican States                                            8.30%                    8/15/2031        14,950        14,539
United Mexican States Value Recovery Rights                         --                     6/3/2003        38,725            89
--------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $279,318)                                                                                                       288,863
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.6%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note F                                1.97%                     7/1/2002       670,714       670,714
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account                                        1.97%                     7/1/2002       198,023       198,023
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $868,737)                                                                                                       868,737
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%)
  (Cost $24,264,117)                                                                                                 24,739,414
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.6%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    696,539
Security Lending Collateral Payable to Brokers--Note F                                                                 (670,714)
Other Liabilities                                                                                                      (642,601)
                                                                                                                      ----------
                                                                                                                       (616,776)
                                                                                                                       ---------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                   $24,122,638
================================================================================================================================
  *See Note A in Notes to Financial Statements.
  *Non-income-producing security--security in default.
(1)The  average  maturity  is  shorter  than the  final  maturity  shown  due to scheduled interim principal payments.
(2)A portion of the fund is invested in  mortgage-backed  securities through the use of total return swap contracts.  After giving effect to swap contracts,  the fund's investment in mortgage-backed  securities represents 36.5% of net assets.
   See Note E in Notes to Financial Statements.
(3)Security  exempt from  registration  under Rule 144A of the Securities Act of
   1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional  buyers.  At June 30, 2002,  the  aggregate value of these securities was $1,425,772,000, representing 5.9% of net assets.
CDO--Collateralized Debt Obligation.

                                                                              35

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         AMOUNT
TOTAL BOND MARKET INDEX FUND                                                                                              (000)
--------------------------------------------------------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital--Note D                                                                                             $23,795,206
Undistributed Net Investment Income --
Accumulated Net Realized Losses--Note D                                                                                (148,129)
Unrealized Appreciation--Note E
Investment Securities                                                                                                   475,297
Swap Contracts                                                                                                              264
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $24,122,638
================================================================================================================================
Investor Shares--Net Assets
Applicable  to  1,515,257,390  outstanding  $.001 par value shares of beneficial
interest (unlimited authorization)                                                                                  $15,350,158
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                               $10.13
================================================================================================================================
Admiral Shares--Net Assets
Applicable  to  142,927,880  outstanding  $.001 par value  shares of  beneficial
interest (unlimited authorization)                                                                                   $1,447,912
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                                                                $10.13
================================================================================================================================
Institutional Shares--Net Assets
Applicable  to  723,031,020  outstanding  $.001 par value  shares of  beneficial
interest (unlimited authorization)                                                                                   $7,324,568
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                          $10.13
================================================================================================================================


36



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
SHORT-TERM BOND INDEX FUND                                      COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (51.4%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (43.5%)
U.S. Treasury Bond                                             11.625%                   11/15/2002         1,000         1,037
U.S. Treasury Bond                                               4.25%                   11/15/2003        19,275        19,763
U.S. Treasury Bond                                             11.875%                   11/15/2003       126,100       142,176
U.S. Treasury Bond                                              9.375%                    2/15/2006        94,900       113,109
U.S. Treasury Note                                               5.75%                    8/15/2003        56,225        58,497
U.S. Treasury Note                                              3.375%                    4/30/2004       237,100       239,658
U.S. Treasury Note                                               7.25%                    5/15/2004        66,175        71,554
U.S. Treasury Note                                               7.25%                    8/15/2004        23,225        25,268
U.S. Treasury Note                                              13.75%                    8/15/2004         7,775         9,491
U.S. Treasury Note                                              7.875%                   11/15/2004        79,625        88,246
U.S. Treasury Note                                               7.50%                    2/15/2005        35,400        39,204
U.S. Treasury Note                                               6.50%                    5/15/2005        38,075        41,349
U.S. Treasury Note                                               6.75%                    5/15/2005        74,675        81,526
U.S. Treasury Note                                               5.75%                   11/15/2005        35,000        37,359
U.S. Treasury Note                                              6.875%                    5/15/2006        63,675        70,693
U.S. Treasury Note                                               7.00%                    7/15/2006        65,805        73,513
U.S. Treasury Note                                              6.125%                    8/15/2007         1,550         1,690
                                                                                                                      ---------
                                                                                                                      1,114,133
                                                                                                                      ---------

AGENCY BONDS AND NOTES (7.9%)
Federal Farm Credit Bank                                         4.80%                    11/6/2003        10,000        10,289
Federal Home Loan Bank                                           5.66%                    1/13/2003        10,000        10,202
Federal Home Loan Bank                                          5.605%                     3/3/2003         1,150         1,178
Federal Home Loan Bank                                           5.86%                    4/28/2003         1,900         1,960
Federal Home Loan Bank                                          5.675%                    8/18/2003         3,000         3,111
Federal Home Loan Bank                                          5.575%                     9/2/2003           850           881
Federal Home Loan Bank                                           5.60%                     9/2/2003        10,000        10,369
Federal Home Loan Bank                                           5.63%                     9/2/2003        10,000        10,373
Federal Home Loan Bank                                          4.875%                    4/16/2004         1,100         1,137
Federal Home Loan Bank                                           7.31%                    6/16/2004         1,250         1,350
Federal Home Loan Mortgage Corp.                                5.375%                     1/5/2004         1,825         1,897
Federal Home Loan Mortgage Corp.                                 5.00%                    1/15/2004        50,500        52,232
Federal Home Loan Mortgage Corp.                                6.875%                    1/15/2005         7,675         8,307
Federal Home Loan Mortgage Corp.                                 7.00%                    7/15/2005        14,000        15,304
Federal National Mortgage Assn.                                  5.75%                    4/15/2003         3,060         3,149
Federal National Mortgage Assn.                                  5.97%                     7/3/2003         4,000         4,149
Federal National Mortgage Assn.                                  5.91%                    8/25/2003         2,600         2,705
Federal National Mortgage Assn.                                 5.125%                    2/13/2004           489           507
Federal National Mortgage Assn.                                 5.625%                    5/14/2004           580           607
Federal National Mortgage Assn.                                  7.00%                    7/15/2005        30,000        32,795
Federal National Mortgage Assn.                                  5.50%                    2/15/2006        22,000        23,106
Federal National Mortgage Assn.                                 6.625%                   10/15/2007         5,500         6,041
                                                                                                                        --------
                                                                                                                        201,649
                                                                                                                        --------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $1,296,470)                                                                                                    1,315,782
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (46.3%)
Asset-Backed Securities (3.2%)
American Express Credit Card Master Trust                        6.40%                    9/15/2002(1)      1,030         1,039
California Infrastructure & Econ.
 Dev. Bank Special Purpose Trust                                 6.42%                    3/25/2005(1)      7,400         7,866


                                                                              37

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
SHORT-TERM BOND INDEX FUND                                      COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
California Infrastructure & Econ.
 Dev. Bank Special Purpose Trust                                 6.38%                     4/4/2005(1)     10,500        11,181
California Infrastructure & Econ.
 Dev. Bank Special Purpose Trust PG&E                            6.31%                     5/5/2005(1)      1,000         1,063
Capital Auto Receivables Asset Trust                             4.16%                    7/16/2007(1)      1,400         1,414
Capital One Master Trust                                         4.60%                    8/17/2009(1)     15,000        14,934
Capital One Auto Finance Trust                                   4.88%                    9/15/2008(1)      1,575         1,614
Centex Asset-Backed Certificates                                 4.64%                    8/25/2026(1)        750           758
Chase Manhattan Auto Owner Trust                                 4.24%                    9/15/2008(1)      3,450         3,483
CIT RV Trust                                                     5.96%                    4/15/2011(1)      1,200         1,213
Citibank Credit Card Master Trust                                5.30%                     1/7/2004(1)        400           414
Citibank Credit Card Master Trust                                5.50%                    2/15/2004(1)      1,000         1,039
First USA Credit Card Master Trust                               5.28%                    1/20/2004(1)        245           254
Ford Credit Auto Owner Trust                                     7.40%                    7/15/2003(1)      1,450         1,488
Ford Credit Auto Owner Trust                                     3.62%                    1/15/2006(1)      1,850         1,849
Ford Credit Auto Owner Trust                                     4.36%                    8/15/2006(1)      2,300         2,277
Harley-Davidson Motorcycle Trust                                 4.50%                    1/15/2010(1)      2,500         2,555
MBNA Master Credit Card Trust                                    5.80%                    7/15/2003(1)        300           310
Nissan Auto Receivables                                          4.60%                    9/15/2005(1)      5,000         5,076
PP&L Transition                                                  6.96%                    9/24/2005(1)      1,000         1,086
PECO Energy Transition Trust                                     5.80%                    3/18/1999(1)      2,220         2,327
PECO Energy Transition Trust                                     5.63%                    6/30/2002(1)      2,395         2,430
Providian Master Trust                                           6.60%                    9/15/2002(1)      3,500         3,527
Sears Credit Account Master Trust                                6.35%                    2/16/2007(1)      1,667         1,690
Toyota Auto Receivables Owner Trust                              4.00%                    7/15/2008(1)        950           954
Washington Mutual Mortgage Pass-Through Certificate             5.435%                    2/25/2032(1)      1,525         1,548
Washington Mutual Mortgage Pass-Through Certificate              5.55%                    3/25/2032(1)      1,700         1,743
Washington Mutual Mortgage Pass-Through Certificate             5.598%                    4/25/2032(1)      3,200         3,277
Washington Mutual Mortgage Pass-Through Certificate             4.777%                    6/25/2032(1)      2,600         2,621
World Omni Auto                                                  3.79%                   11/20/2005(1)      1,225         1,242
                                                                                                                        --------
                                                                                                                         82,272
                                                                                                                        --------

COMMERCIAL MORTGAGE BACKED SECURITIES (0.2%)
Bank of America Mortgage Securities                             4.654%                    7/25/2032(1)      1,550         1,552
Countrywide Home Loan                                           4.633%                    9/20/2032(1)      2,300         2,297
                                                                                                                         -------
                                                                                                                          3,849
                                                                                                                         -------
FINANCE (15.5%)
BANKING (4.3%)
Associates Corp.                                                 7.75%                    2/15/2005         4,300         4,686
BBVA-Bancomer Capital Trust I                                   10.50%                    2/16/2011(2)      5,000         5,350
Bank of Nova Scotia                                             6.875%                     5/1/2003           750           776
Bank One Corp                                                   7.625%                     8/1/2005         5,500         5,938
BankAmerica Corp.                                               10.00%                     2/1/2003         5,600         5,845
BankAmerica Corp.                                               6.625%                    6/15/2004           800           848
BankAmerica Corp.                                               7.625%                    6/15/2004           870           937
BankAmerica Corp.                                                6.20%                    2/15/2006         1,600         1,685
BankAmerica Corp.                                               7.125%                     5/1/2006         1,750         1,903
The Chase Manhattan Corp.                                       7.625%                    1/15/2003         2,000         2,057

38


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
                                                                COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

The Chase Manhattan Corp.                                        6.00%                    11/1/2005         1,610         1,676
Citigroup Inc.                                                   5.80%                    3/15/2004           340           354
Citigroup Inc.                                                  4.125%                    6/30/2005         8,725         8,787
Citicorp                                                        7.125%                    3/15/2004         3,000         3,183
Citicorp                                                        7.625%                     5/1/2005         7,500         8,103
Commercial Credit Corp.                                         7.875%                    7/15/2004         2,000         2,163
CoreStates Capital Corp.                                        6.625%                    3/15/2005         2,400         2,518
Credit Suisse First Boston USA Inc.                              5.75%                    4/15/2007         4,075         4,174
Donaldson Lufkin & Jenrette, Inc.                                8.00%                     3/1/2005         2,500         2,686
First Chicago Corp.                                             7.625%                    1/15/2003           600           617
Fleet Boston Financial Corp.                                    4.875%                    12/1/2006           575           575
Fleet Financial Group, Inc.                                     7.125%                    4/15/2006         1,300         1,393
Fleet/Norstar Group                                             8.125%                     7/1/2004           900           978
J.P. Morgan Chase & Co.                                          6.50%                     8/1/2005         1,200         1,267
J.P. Morgan Chase & Co.                                          5.25%                    5/30/2007         3,475         3,493
Mellon Bank NA                                                   6.75%                     6/1/2003           225           233
Mellon Bank NA                                                   6.50%                     8/1/2005         3,000         3,181
PNC Funding Corp.                                                7.00%                     9/1/2004         2,000         2,144
PNC Funding Corp.                                                5.75%                     8/1/2006        13,700        14,217
PaineWebber Group, Inc.                                         7.875%                    2/15/2003           250           259
PaineWebber Group, Inc.                                         6.375%                    5/15/2004         2,500         2,673
SunTrust Banks, Inc.                                            7.375%                     7/1/2006         4,500         4,949
Swiss Bank Corp.                                                 6.75%                    7/15/2005         1,500         1,587
Swiss Bank Corp.                                                 7.25%                     9/1/2006           500           544
Synovus Financial Corp.                                          7.25%                   12/15/2005         1,350         1,451
Wachovia Corp.                                                   4.95%                    11/1/2006         3,500         3,549
Wells Fargo & Co.                                                4.25%                    8/15/2003         5,200         5,307

BROKERAGE (2.1%)
Bear Stearns & Co., Inc.                                         6.20%                    3/30/2003         3,455         3,547
Dean Witter, Discover & Co.                                     6.875%                     3/1/2003           400           412
Lehman Brothers Holdings Inc.                                    7.25%                    4/15/2003         4,000         4,137
Lehman Brothers Holdings Inc.                                    7.75%                    1/15/2005         5,700         6,211
Lehman Brothers Holdings Inc.                                   6.625%                     2/5/2006         5,260         5,551
Lehman Brothers Holdings Inc.                                    6.25%                    5/15/2006         1,000         1,046
Merrill Lynch & Co., Inc.                                        5.88%                    1/15/2004         2,500         2,587
Merrill Lynch & Co., Inc.                                        6.55%                     8/1/2004           100           106
Morgan Stanley Dean Witter & Co.                                5.625%                    1/20/2004         1,265         1,314
Morgan Stanley Dean Witter & Co.                                 6.10%                    4/15/2006         1,150         1,201
Morgan Stanley Dean Witter & Co.                                 5.80%                     4/1/2007         3,325         3,405
Salomon Smith Barney Holdings Inc.                              6.125%                    1/15/2003           125           127
Salomon Smith Barney Holdings Inc.                               7.20%                     2/1/2004         6,000         6,351
Salomon Smith Barney Holdings Inc.                              6.875%                    6/15/2005         3,300         3,506
Salomon Smith Barney Holdings Inc.                              5.875%                    3/15/2006         6,000         6,274
Spear, Leeds & Kellogg, LP                                       8.25%                    8/15/2005(2)      4,000         4,431
Waddell & Reed Financial                                         7.50%                    1/18/2006         3,750         3,954

FINANCE COMPANIES (7.3%)
Capital One Bank                                                6.875%                     2/1/2006         2,225         2,255
Capital One Financial                                            8.75%                     2/1/2007         5,000         5,044
Capital One Financial                                           7.125%                     8/1/2008         5,000         4,763

                                                                              39


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
SHORT-TERM BOND INDEX FUND                                      COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
CIT Group Holdings, Inc.                                        7.375%                     4/2/2007         7,900         7,940
Countrywide Home Loan                                            7.45%                    9/16/2003         4,500         4,732
Countrywide Home Loan                                           5.625%                    5/15/2007        15,000        15,276
Ford Motor Credit Co.                                            7.50%                    1/15/2003         2,525         2,573
Ford Motor Credit Co.                                           6.625%                    6/30/2003         1,500         1,535
Ford Motor Credit Co.                                            7.75%                    3/15/2005         2,500         2,626
Ford Motor Credit Co.                                            7.60%                     8/1/2005         2,000         2,095
Ford Motor Credit Co.                                           6.875%                     2/1/2006        12,800        13,081
Ford Motor Credit Co.                                            6.50%                    1/25/2007        20,000        20,053
General Electric Capital Corp.                                  5.375%                    3/15/2007         3,900         3,983
General Motors Acceptance Corp.                                  8.50%                     1/1/2003         6,200         6,348
General Motors Acceptance Corp.                                 5.875%                    1/22/2003           400           405
General Motors Acceptance Corp.                                  5.80%                    3/12/2003         4,450         4,514
General Motors Acceptance Corp.                                 7.125%                     5/1/2003         1,300         1,335
General Motors Acceptance Corp.                                  6.85%                    6/17/2004         2,000         2,095
General Motors Acceptance Corp.                                  5.25%                    5/16/2005         4,550         4,585
General Motors Acceptance Corp.                                  7.50%                    7/15/2005         1,000         1,067
General Motors Acceptance Corp.                                 6.125%                    9/15/2006        10,500        10,663
General Motors Acceptance Corp.                                 6.125%                     2/1/2007         4,000         4,045
Household Finance Corp.                                         7.625%                    1/15/2003         3,000         3,075
Household Finance Corp.                                          6.50%                    1/24/2006         8,500         8,774
Household Finance Corp.                                          5.75%                    1/30/2007        15,000        14,886
International Lease Finance Corp.                               5.625%                     6/1/2007         8,725         8,834
MBNA America Bank NA                                             7.75%                    9/15/2005         4,750         5,123
Norwest Financial, Inc.                                          7.00%                    1/15/2003           110           113
Residential Asset Securities Corp.                              4.988%                    2/25/2027         3,800         3,873
Sears, Roebuck & Co. Acceptance Corp.                            6.75%                    9/15/2005         3,000         3,172
Tyco Capital                                                     6.50%                     2/7/2006        13,000        12,740
USA Education Inc.                                              5.625%                    4/10/2007         3,775         3,955
Washington Mutual Finance Corp.                                  6.25%                    5/15/2006           500           519

INSURANCE (1.2%)
Ace Ltd.                                                         6.00%                     4/1/2007         2,900         2,988
Allstate Corp.                                                  5.375%                    12/1/2006         6,000         6,138
Jackson National Life Insurance Co.                              5.25%                    3/15/2007(2)      2,050         2,087
John Hancock Global Funding II                                  5.625%                    6/27/2006(2)        700           719
Metlife Inc.                                                     5.25%                    12/1/2006         5,000         5,098
Monumental Global Funding II                                     6.05%                    1/19/2006(2)      3,500         3,679
NAC Re Corp.                                                     7.15%                   11/15/2005         2,500         2,641
Nationwide Life Global Fund                                      5.35%                    2/15/2007(2)      4,250         4,331
Principal Life Global Funding I                                 6.125%                     3/1/2006(2)      2,000         2,082

REAL ESTATE INVESTMENT TRUSTS (0.6%)
Bradley Operating LP                                             7.00%                   11/15/2004         2,000         1,985
Cabot Industrial Properties LP                                  7.125%                     5/1/2004           430           447
Centerpoint Properties                                           7.90%                    1/15/2003         2,500         2,561
Mack-Cali Realty                                                 7.00%                    3/15/2004         2,000         2,090
New Plan Excel Realty Trust                                     5.875%                    6/15/2007         1,125         1,126
Simon DeBartolo Group, Inc.                                      6.75%                    7/15/2004         4,000         4,162
Vornado                                                         5.625%                    6/15/2007         3,500         3,483
                                                                                                                        --------
                                                                                                                        397,940
                                                                                                                        --------
40

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
                                                                COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------


INDUSTRIAL (21.8%)
Basic Industry (1.6%)
Abitibi-Consolidated Inc.                                        6.95%                   12/15/2006         6,500         6,448
Chevron Philips Chemical Co.                                    5.375%                    6/15/2007(2)      3,500         3,490
Noranda, Inc.                                                   8.625%                    7/15/2002           500           501
Noranda, Inc.                                                   8.125%                    6/15/2004         1,000         1,036
Noranda, Inc.                                                    7.00%                    7/15/2005         3,000         3,121
Rohm & Haas Co.                                                  6.95%                    7/15/2004         4,000         4,253
Union Carbide Corp.                                              6.75%                     4/1/2003         2,000         2,039
Vale Overseas Ltd.                                              8.625%                     3/8/2007(2)     10,000         8,000
Weyerhaeuser Co.                                                 5.50%                    3/15/2005(2)      3,000         3,056
Weyerhaeuser Co.                                                6.125%                    3/15/2007(2)     10,000        10,251

CAPITAL GOODS (2.9%)
Bombardier Capital Corp.                                        6.125%                    6/29/2006(2)     11,350        11,645
Cemex SA de CV                                                  8.625%                    7/18/2003(2)      5,025         5,226
Hutchison Whampoa Finance Ltd.                                   6.95%                     8/1/2007(2)     10,000        10,741
Lafarge Corp.                                                   6.375%                    7/15/2005         4,500         4,635
Lockheed Martin Corp.                                            6.50%                    4/15/2003         1,000         1,027
Masco Corp.                                                      6.00%                     5/3/2004         5,000         5,191
Masco Corp.                                                      6.75%                    3/15/2006         3,500         3,686
Textron Financial Corp.                                         5.875%                     6/1/2007         5,000         5,054
Tyco International Group SA                                     6.375%                    2/15/2006         1,000           805
Tyco International Group SA                                      5.80%                     8/1/2006           500           393
Tyco International Group SA                                      4.95%                     8/1/2003        10,000         8,550
United Technologies Corp.                                       4.875%                    11/1/2006         8,000         8,051
WMX Technologies Inc.                                           6.375%                    12/1/2003         8,600         8,798
Waste Management, Inc.                                           6.50%                   11/15/2008           275           276

COMMUNICATION (6.5%)
AT&T Corp.                                                       6.50%                   11/15/2006(2)     15,000        13,125
AT&T Wireless                                                    7.35%                     3/1/2006         1,500         1,249
AT&T Wireless                                                    7.50%                     5/1/2007         6,000         5,215
AT&T Wireless                                                   7.875%                     3/1/2011         2,000         1,640
British Telecommunications PLC                                  7.875%                   12/15/2005         8,750         9,392
China Telecom                                                   7.875%                    11/2/2004         8,500         9,171
Clear Channel Communications                                     7.25%                    9/15/2003         9,000         9,208
Clear Channel Communications                                    7.875%                    6/15/2005         8,850         9,227
Comcast Cable Communication                                     8.125%                     5/1/2004        11,350        11,609
Comcast Cable Communication                                     6.375%                    1/30/2006         2,000         1,931
Continental Cablevision                                         8.875%                    9/15/2005        11,100        11,698
Deutsche Telekom International Finance                           7.75%                    6/15/2005         2,300         2,338
France Telecom                                                   7.20%                     3/1/2006         1,500         1,432
Grupo Televisa SA                                               8.625%                     8/8/2005         3,000         3,150
News America Holdings Inc.                                       8.50%                    2/15/2005         5,000         5,358
Pacific Bell Telephone Co.                                       7.00%                    7/15/2004         3,175         3,382
Qwest Communications International Inc.                          7.50%                    11/1/2008         5,000         2,825
Qwest Communications International Inc.                         8.875%                    3/15/2012(2)      1,000           890
Scholastic Corp.                                                 5.75%                    1/15/2007         1,700         1,711
Sprint Capital Corp.                                             7.90%                    3/15/2005         9,000         7,830
Sprint Capital Corp.                                             6.00%                    1/15/2007         5,000         4,100

                                                                              41


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
SHORT-TERM BOND INDEX FUND                                      COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
Sprint Capital Corp.                                            7.625%                    1/30/2011         3,500         2,910
TCI-Communications, Inc.                                         8.25%                    1/15/2003           400           408
TCI-Communications, Inc.                                        6.375%                     5/1/2003        14,975        14,897
Telecomunicaciones de Puerto Rico                                6.65%                    5/15/2006         2,400         2,407
Telefonica Europe BV                                             7.35%                    9/15/2005         1,000         1,052
Telefonos de Mexico, SA                                          8.25%                    1/26/2006         1,000         1,059
Telus Corp.                                                      7.50%                     6/1/2007         5,500         5,270
US West Communications Inc.                                      7.20%                    11/1/2004         4,400         3,916
Verizon Wireless Inc.                                           5.375%                   12/15/2006(2)      5,500         5,131
Vodafone AirTouch PLC                                           7.625%                    2/15/2005        13,000        14,009

CONSUMER CYCLICAL (3.4%)
AOL Time Warner Inc.                                            5.625%                     5/1/2005         2,150         2,088
AOL Time Warner Inc.                                            6.125%                    4/15/2006         5,000         4,811
AOL Time Warner Inc.                                             6.15%                     5/1/2007         8,325         7,946
CVS Corp.                                                        5.50%                    2/15/2004         7,175         7,389
Cendant Corp.                                                   6.875%                    8/15/2006        14,500        14,450
Costco Wholesale Corp.                                           5.50%                    3/15/2007         1,250         1,288
Federated Department Stores, Inc.                                8.50%                    6/15/2003         9,000         9,444
General Motors Corp.                                             7.00%                    6/15/2003         2,500         2,574
Starwood Hotels Resorts                                         7.375%                     5/1/2007(2)      2,075         2,066
Time Warner Inc.                                                7.975%                    8/15/2004         3,000         3,088
Time Warner Inc.                                                 7.75%                    6/15/2005         6,500         6,648
Toys R Us                                                       6.875%                     8/1/2006         3,500         3,463
Viacom Inc.                                                      7.75%                     6/1/2005         2,000         2,174
WFS Financial Owner Trust                                        4.50%                    2/20/2010         1,550         1,564
Wal-Mart Stores, Inc.                                           4.375%                     8/1/2003        14,200        14,487
Wal-Mart Stores, Inc. Canada                                     5.58%                     5/1/2006(2)      3,400         3,537

CONSUMER NON-CYCLICAL (2.7%)
Archer-Daniels-Midland Co.                                       6.25%                    5/15/2003           250           257
Delhaize America Inc.                                           7.375%                    4/15/2006         6,000         6,238
International Flavors & Fragrances                               6.45%                    5/15/2006         1,050         1,087
Kraft Foods Inc.                                                4.625%                    11/1/2006         5,000         4,985
Kroger Co.                                                       8.15%                    7/15/2006           500           552
Fred Meyer, Inc.                                                7.375%                     3/1/2005         2,000         2,143
Newell Rubbermaid Inc.                                           6.00%                    3/15/2007        12,000        12,364
Pharmacia Corp.                                                  5.75%                    12/1/2005         6,000         6,282
Philip Morris Cos., Inc.                                         7.00%                    7/15/2005         2,200         2,343
Quest Diagnostic Inc.                                            6.75%                    7/12/2006         5,000         5,250
RJ Reynolds Tobacco Holdings Inc.                                6.50%                     6/1/2007         2,275         2,308
Safeway Inc.                                                     6.85%                    9/15/2004         3,500         3,704
Tenet Healthcare Corp.                                          5.375%                   11/15/2006         5,000         5,014
Tenet Healthcare Corp.                                           5.00%                     7/1/2007         5,450         5,377
United Health Group Inc.                                         5.20%                    1/17/2007        10,000        10,121

ENERGY (2.7%)
Amerada Hess Corp.                                               5.30%                    8/15/2004        10,000        10,309
Conoco Inc.                                                      5.90%                    4/15/2004         3,500         3,639
Marathon Oil Corp.                                              5.375%                     6/1/2007         2,325         2,339
Occidental Petroleum                                            5.875%                    1/15/2007         5,000         5,124

42


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
                                                                COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

Petrobras International Finance Co. Ltd.                        9.125%                     2/1/2007(2)      8,000         6,160
Petrobras International Finance Co. Ltd.                        9.875%                     5/9/2008           400           308
Petro Geo-Services                                               7.50%                    3/31/2007         1,000           837
Petroliam Nasional Bhd.                                         8.875%                     8/1/2004(2)      8,350         9,177
Phillips Petroleum Co.                                           8.50%                    5/25/2005         9,450        10,562
Union Oil Co. of California                                     9.125%                    2/15/2006         9,000        10,115
Valero Energy Corp.                                             6.125%                    4/15/2007        10,000        10,271

TECHNOLOGY (0.6%)
Applied Materials, Inc.                                          8.00%                     9/1/2004           150           161
First Data Corp.                                                6.625%                     4/1/2003         4,200         4,319
First Data Corp.                                                 4.70%                    11/1/2006         7,650         7,635
Texas Instruments Inc.                                          6.125%                     2/1/2006         3,100         3,180


TRANSPORTATION (0.9%)
Burlington Northern Santa Fe Corp.                              6.375%                   12/15/2005         3,000         3,153
FedEx Corp.                                                     6.875%                    2/15/2006         3,700         3,907
Illinois Central Railroad Co.                                    6.75%                    5/15/2003         3,000         3,081
Norfolk Southern Corp.                                          8.375%                    5/15/2005         2,150         2,328
Union Pacific Corp.                                              7.60%                     5/1/2005         3,200         3,480
Union Pacific Corp.                                              6.40%                     2/1/2006         5,965         6,274

OTHER (0.5%)
Black & Decker Corp.                                             7.50%                     4/1/2003         6,900         7,113
Steelcase Inc.                                                  6.375%                   11/15/2006         5,000         5,006
                                                                                                                        --------
                                                                                                                        557,333
                                                                                                                        --------
UTILITIES (5.6%)
ELECTRIC (3.5%)
AEP Resources Inc.                                               6.50%                    12/1/2003(2)     10,000        10,340
American Electric Power                                         6.125%                    5/15/2006         5,000         5,083
Arizona Public Service Co.                                      5.875%                    2/15/2004           500           516
Baltimore Gas & Electric Co.                                     7.25%                     7/1/2002           200           200
Consolidated Edison Co. of New York, Inc.                       6.375%                     4/1/2003         5,000         5,112
Consolidated Edison Co. of New York, Inc.                       6.625%                   12/15/2005         6,000         6,396
Dominion Fiber Ventures, LLC                                     7.05%                    3/15/2005(2)      6,000         5,790
Dominion Resources Inc.                                         3.875%                    1/15/2004        10,000         9,954
Firstenergy Corp.                                                5.50%                   11/15/2006         2,000         1,948
Florida Power & Light                                           6.875%                    12/1/2005         1,650         1,771
Mirant Americas Generation LLC                                   7.20%                    10/1/2008         3,000         2,400
NRG NorthEast Generating LLC                                    8.065%                   11/15/2002           988           954
PPL Capital Funding                                              7.75%                    4/15/2005         3,800         3,843
PSEG Power                                                      6.875%                    4/15/2006         3,800         3,944
PP&L Resources Inc.                                              6.55%                     3/1/2006         1,325         1,384
Progress Energy Inc.                                             6.75%                     3/1/2006         9,850        10,356
Reliant Energy Resources                                        8.125%                    7/15/2005           350           308
South Point Energy                                               8.40%                    5/30/2012(2)      5,681         4,147
Southwestern Electric Power                                      4.50%                     7/1/2005         3,000         2,987
Union Electric Power Co.                                         7.65%                    7/15/2003         3,000         3,141
Virginia Electric & Power Co.                                   6.625%                     4/1/2003         3,000         3,082
Virginia Electric & Power Co.                                   5.375%                     2/1/2007         5,000         5,047

                                                                              43

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
SHORT-TERM BOND INDEX FUND                                      COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

NATURAL GAS (2.1%)
Coastal Corp.                                                   8.125%                    9/15/2002         1,700         1,715
Coastal Corp.                                                    6.50%                    5/15/2006         5,280         5,180
Consolidated Natural Gas                                        5.375%                    11/1/2006         8,000         7,973
Duke Energy Field Services                                       7.50%                    8/16/2005         3,500         3,724
El Paso Natural Gas                                              6.75%                   11/15/2003         2,525         2,501
Enron Corp.                                                     9.125%                     4/1/2003*        2,000           240
Enron Corp.                                                     7.625%                    9/10/2004*        1,000           120
Enterprise Products                                              8.25%                    3/15/2005         7,400         7,970
HNG Internorth                                                  9.625%                    3/15/2006*        1,500           180
KN Energy Inc.                                                   6.65%                     3/1/2005         6,000         6,253
Keyspan Corp.                                                    7.25%                   11/15/2005         1,500         1,615
Sempra Energy                                                    6.80%                     7/1/2004         5,000         5,217
Sempra Energy                                                    6.95%                    12/1/2005         4,000         4,167
Williams Communications Group, Inc.                              8.25%                    3/15/2004(2)      6,300         6,093
Yosemite Security Trust                                          8.25%                   11/15/2004(2)*     3,225           548
                                                                                                                        --------
                                                                                                                        142,199
                                                                                                                        --------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $1,177,765)                                                                                                   1,183,593
--------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(0.9%)
--------------------------------------------------------------------------------------------------------------------------------
Korea Electric Power                                            6.375%                    12/1/2003           310           322
Province of Saskatchewan                                        6.625%                    7/15/2003         4,500         4,699
Province of Saskatchewan                                         8.00%                    7/15/2004         3,900         4,159
Republic of Chile                                               5.625%                    7/23/2007        10,600        10,511
Republic of Finland                                             7.875%                    7/28/2004         3,500         3,839
United Mexican States Value Recovery Rights                        --                      6/3/2003        15,384            35
--------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $23,027)                                                                                                         23,565
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.9%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note F                               1.97%                     7/1/2002        42,601        42,601
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                                       1.97%                     7/1/2002         5,227         5,227
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $47,828)                                                                                                         47,828
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
  (COST $2,545,090)                                                                                                   2,570,768
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.5%)                                                                               (11,644)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $2,559,124
================================================================================================================================
  *See Note A in Notes to Financial Statements.
  *Non-income-producing security--security in default.
(1)The  average  maturity  is  shorter  than the  final  maturity  shown  due to scheduled interim principal payments.
(2)Security  exempt from  registration  under Rule 144A of the Securities Act of
   1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional  buyers.  At June 30, 2002,  the  aggregate value of these securities was $142,092,000, representing 5.6% of net assets.

44


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         MARKET
                                                                                                                         VALUE*
                                                                                                                          (000)
--------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                                                  $2,570,768
Receivables for Investment Securities Sold                                                                               87,228
Other Assets--Note B                                                                                                     60,173
--------------------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                                      2,718,169
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables for Investment Securities Purchased (107,618)
Other Liabilities--Note F                                                                                               (51,427)
--------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                                  (159,045)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $2,559,124
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         AMOUNT
                                                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                                      $2,545,231
Undistributed Net Investment Income                                                                                          --
Accumulated Net Realized Losses                                                                                         (11,785)
Unrealized Appreciation--Note E                                                                                          25,678
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $2,559,124
================================================================================================================================
Investor Shares--Net Assets
Applicable  to  195,290,726  outstanding  $.001 par value  shares of  beneficial
interest (unlimited authorization)                                                                                   $1,975,253
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                               $10.11
--------------------------------------------------------------------------------------------------------------------------------
Admiral Shares--Net Assets
Applicable  to  57,726,587  outstanding  $.001  par value  shares of  beneficial
interest (unlimited authorization)                                                                                      583,871
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                                                                $10.11
================================================================================================================================

                                                                              45

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                               COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (44.7%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (36.3%)
Private Export Funding Corp.
 (U.S. Government Guaranteed)                                    7.20%                    1/15/2010         6,500         7,343
U.S. Treasury Bond                                              0.375%                   11/15/2007       109,675       140,925
U.S. Treasury Bond                                               5.50%                    5/15/2009        36,140        38,248
U.S. Treasury Bond                                              13.25%                    5/15/2014        34,025        51,231
U.S. Treasury Note                                              3.375%                    4/30/2004         3,200         3,235
U.S. Treasury Note                                              6.625%                    5/15/2007           575           639
U.S. Treasury Note                                               5.50%                    2/15/2008        40,025        42,546
U.S. Treasury Note                                              5.625%                    5/15/2008       261,975       279,700
U.S. Treasury Note                                               6.00%                    8/15/2009        56,550        61,466
U.S. Treasury Note                                               6.50%                    2/15/2010        29,040        32,465
U.S. Treasury Note                                               5.75%                    8/15/2010       272,275       291,345
U.S. Treasury Note                                               5.00%                    2/15/2011        20,975        21,333
                                                                                                                        --------
                                                                                                                        970,476
                                                                                                                        --------
AGENCY BONDS AND NOTES (8.4%)
Federal Home Loan Bank                                           6.50%                    8/15/2007        27,800        30,312
Federal Home Loan Bank                                          5.925%                     4/9/2008         4,000         4,244
Federal Home Loan Bank                                          5.865%                     9/2/2008        10,000        10,571
Federal Home Loan Bank                                           5.88%                   11/25/2008         5,000         5,103
Federal Home Loan Bank                                           5.79%                    4/27/2009        10,000        10,484
Federal Home Loan Bank                                          7.625%                    5/14/2010        40,250        46,588
Federal Home Loan Mortgage Corp.                                 5.75%                    3/15/2009        47,750        50,005
Federal National Mortgage Assn.                                  5.50%                    2/15/2006         1,000         1,050
Federal National Mortgage Assn.                                  6.19%                     7/7/2008         4,325         4,445
Federal National Mortgage Assn.                                  5.64%                   12/10/2008        10,380        10,505
Federal National Mortgage Assn.                                  6.40%                    5/14/2009        20,000        20,778
Federal National Mortgage Assn.                                  7.25%                    1/15/2010         3,400         3,852
Federal National Mortgage Assn.                                  6.25%                     2/1/2011         3,350         3,498
Federal National Mortgage Assn.                                  5.50%                    3/15/2011         3,500         3,550
Federal National Mortgage Assn.                                 6.125%                    3/15/2012         1,250         1,320
Tennessee Valley Auth.                                          5.375%                   11/13/2008        18,503        19,025
                                                                                                                        --------
                                                                                                                        225,330
                                                                                                                        --------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,153,946)                                                                                                   1,195,806
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (51.7%)
Asset-Backed Securities (1.2%)
Bear Stearns Commercial Mortgage Securities Inc.                 5.61%                     1/1/2011(1)      3,000         3,000
Citibank Credit Card Master Trust                               5.875%                    3/10/2011(1)      2,500         2,617
Commercial Mortgage Lease-Backed Certificates                   6.746%                    6/20/2031(2)     13,090        13,589
Mach One CDO, Ltd.                                               6.70%                    3/15/2030(2)      2,400         2,484
PECO Energy Transition Trust                                     6.05%                     7/4/2006(1)      9,000         9,540
                                                                                                                        --------
                                                                                                                         31,230
                                                                                                                        --------
FINANCE (16.2%)
BANKING (6.3%)
BBVA-Bancomer Capital Trust I                                   10.50%                  2/16/2011(2)       10,000        10,700
Bank One Corp.                                                   6.00%                    2/17/2009         5,000         5,026
BankBoston NA                                                   6.375%                    3/25/2008        12,000        12,456
Barclays Bank PLC                                                8.55%                    6/15/2011(2)      4,050         4,651

46

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
                                                                COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

The Chase Manhattan Corp.                                       7.125%                     2/1/2007         1,650         1,772
The Chase Manhattan Corp.                                       6.375%                     4/1/2008         1,950         2,034
Chemical Bank Corp.                                             6.125%                    11/1/2008           500           513
Citicorp Inc.                                                    7.25%                    10/1/2010        10,600        11,673
Citicorp Inc.                                                    8.04%                   12/15/2019(2)      2,100         2,300
Citigroup Inc.                                                   6.00%                    2/21/2012         6,500         6,546
East Asia Financial Holding                                      7.50%                     2/1/2011(2)      5,000         5,261
ING Capital Funding Trust III                                   8.439%                   12/31/2010           500           558
M&T Bank                                                         8.00%                    10/1/2010        17,650        19,793
Oversea-Chinese Banking Corp.                                    7.75%                     9/6/2011(2)      7,000         7,560
Regions Financial Corp.                                          7.00%                     3/1/2011        20,000        21,386
Republic New York Corp.                                          7.75%                    5/15/2009         2,400         2,657
SunTrust Banks, Inc.                                             7.25%                    9/15/2006         1,000         1,101
SunTrust Banks, Inc.                                             6.25%                     6/1/2008         2,000         2,102
Toronto-Dominion Bank                                            6.50%                    8/15/2008         3,000         3,179
UBS Preferred Funding Trust I                                   8.622%                    10/1/2010        16,500        18,736
US Bank NA Minnesota                                             6.50%                     2/1/2008         5,000         5,341
US Bank NA Minnesota                                             5.70%                   12/15/2008         2,000         2,034
Union Planters Corp.                                             7.75%                     3/1/2011        11,000        11,882
Washington Mutual Bank                                          6.875%                    6/15/2011         9,300         9,673

BROKERAGE (1.1%)
Lehman Brothers Holding Inc.                                    7.375%                    1/15/2007        10,000        10,826
Lehman Brothers Holding Inc.                                    6.625%                    2/15/2008        10,175        10,652
Morgan Stanley Dean Witter Discover & Co.                        6.75%                    4/15/2011         4,550         4,664
Salomon Smith Barney Holdings                                   7.375%                    5/15/2007         2,000         2,221

FINANCE COMPANIES (4.9%)
Boeing Capital Corp.                                             6.50%                    2/15/2012         5,400         5,662
Countrywide Home Loan                                           6.935%                    7/16/2007         1,490         1,591
Ford Motor Credit Co.                                            7.25%                   10/25/2011        40,000        39,962
General Electric Capital Corp.                                   8.85%                     3/1/2007         5,000         5,762
General Electric Capital Corp.                                  7.375%                    1/19/2010         2,000         2,180
General Motors Acceptance Corp.                                 6.125%                    1/22/2008         5,000         4,923
General Motors Acceptance Corp.                                  7.75%                    1/19/2010         9,200         9,636
General Motors Acceptance Corp.                                 6.875%                    9/15/2011         6,000         5,944
General Motors Acceptance Corp.                                  7.00%                     2/1/2012        15,000        14,966
Household Finance Corp.                                          7.65%                    5/15/2007         1,000         1,071
Household Finance Corp.                                          6.40%                    6/17/2008         9,500         9,575
Household Finance Corp.                                          6.45%                     2/1/2009            70            68
Household Finance Corp.                                          6.75%                    5/15/2011        10,000         9,860
Household Finance Corp.                                         6.375%                   10/15/2011         6,000         5,769
Household Finance Corp.                                          7.00%                    5/15/2012        15,000        15,028
Sears, Roebuck & Co. Acceptance Corp.                           6.125%                    1/15/2006           150           155

INSURANCE (1.8%)
Allstate Corp.                                                   7.20%                    12/1/2009         8,000         8,695
Conseco Inc.                                                     9.00%                    4/15/2008(2)      4,750         2,138
Equitable Cos. Inc.                                              6.50%                     4/1/2008         2,000         2,096
Fidelity National Financial Inc.                                 7.30%                    8/15/2011         5,000         5,177
Jackson National Life Global                                    6.125%                    5/30/2012(2)      3,975         4,011
John Hancock Financial Services                                 5.625%                    12/1/2008        10,000        10,164

                                                                              47

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                               COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Corp.                                           6.20%                   12/15/2011         4,000         4,033
Marsh & McLennan Companies Inc.                                  6.25%                    3/15/2012(2)      1,900         1,957
Nationwide Financial Services                                    5.90%                     7/1/2012         2,475         2,432
Reinsurance Group of America                                     6.75%                   12/15/2011         6,500         6,617

REAL ESTATE INVESTMENT TRUSTS (2.1%)
Duke-Weeks Realty                                                6.95%                    3/15/2011        10,000        10,320
Equity Residential Properties Trust                             6.625%                    3/15/2012        10,000        10,151
ERP Operating LP                                                 6.95%                     3/2/2011         8,000         8,309
First Industrial LP                                             6.875%                    4/15/2012         3,500         3,593
Health Care Property Investments Inc.                            6.45%                    6/25/2012         3,025         2,990
Liberty Properties LP                                            7.25%                    3/15/2011         7,800         8,150
Mack-Cali Realty Corp.                                           7.25%                    3/15/2009         2,000         2,070
Mack-Cali Realty Corp.                                           7.75%                    2/15/2011         2,000         2,130
Regency Centers LP                                               6.75%                    1/15/2012         1,100         1,090
Shurgard Storage Centers, Inc.                                   7.75%                    2/22/2011         3,650         3,822
Simon Property Group LP                                         6.375%                   11/15/2007         3,900         3,998
Summit Properties Inc.                                           7.20%                    8/15/2007           550           565
                                                                                                                        --------
                                                                                                                        433,957
                                                                                                                        --------
INDUSTRIAL (27.5%)
BASIC INDUSTRY(1.5%)
Celulosa Arauco Constitution SA                                 8.625%                    8/15/2010         1,750         1,904
Corporacion Nacional del Cobre de Chile (CODELCO)               7.375%                     5/1/2009(2)      5,000         5,083
Dow Chemicals                                                   6.125%                     2/1/2011        10,000        10,121
Eastman Chemical                                                 7.00%                    4/15/2012         2,700         2,834
Falconbridge Ltd.                                                7.35%                    11/1/2006         1,500         1,573
International Paper Co.                                         7.875%                     8/1/2006            35            38
Potash Corp. of Saskatchewan                                     7.75%                    5/31/2011         2,500         2,776
Sappi Papier Holding AG                                          6.75%                    6/15/2012(2)      2,375         2,430
Weyerhaeuser Co.                                                 6.75%                    3/15/2012(2)     12,000        12,262

CAPITAL GOODS (3.0%)
Bae Systems Holdings Inc.                                        6.40%                   12/15/2011(2)      6,500         6,651
Bemis Co. Inc.                                                   6.50%                    8/15/2008         5,000         5,246
British Aerospace                                               7.156%                    7/18/2008(2)      3,257         3,432
CRH Capital Inc.                                                 6.95%                    3/15/2012         3,175         3,320
Caterpillar Inc.                                                9.375%                    8/15/2011         2,000         2,484
Hutchison Whampoa International Ltd.                             7.00%                    2/16/2011(2)      1,000         1,028
Kennametal Inc.                                                  7.20%                    6/15/2012         2,750         2,728
Lockheed Martin Corp.                                            7.70%                    6/15/2008         3,800         4,222
Noranda Inc.                                                     7.25%                    7/15/2012         8,075         7,988
Republic Services Inc.                                          7.125%                    5/15/2009         4,850         5,077
Republic Services Inc.                                           6.75%                    8/15/2011        10,000        10,327
Textron Inc.                                                     6.50%                     6/1/2012         2,450         2,514
Tyco International                                              6.375%                   10/15/2011         9,750         7,508
Waste Management, Inc.                                          7.375%                     8/1/2010         7,000         7,272
Waste Management, Inc.                                           6.50%                   11/15/2008        10,000        10,046

COMMUNICATION (8.0%)
AT&T Corp.                                                       7.30%                   11/15/2011(2)     16,000        13,737
AT&T Wireless Services Inc.                                     7.875%                     3/1/2011        15,000        12,296


48

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
                                                                COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

AT&T Wireless Services Inc.                                     8.125%                     5/1/2012         9,000         7,385
Ameritech Capital Funding                                        6.15%                    1/15/2008         6,000         6,219
British Telecommunications PLC                                  8.375%                   12/15/2010         6,650         7,260
Cingular Wireless                                                6.50%                   12/15/2011(2)      2,000         1,871
Citizens Communications                                          9.25%                    5/15/2011         5,000         5,098
Clear Channel Communications                                     7.65%                    9/15/2010         6,500         6,541
Comcast Cable Communications                                     6.75%                    1/30/2011         2,000         1,791
Cox Communication Inc.                                           7.75%                    11/1/2010         1,550         1,478
Cox Communication Inc.                                           6.75%                    3/15/2011         5,000         4,457
Cox Enterprises                                                 7.875%                    9/15/2010(2)      6,500         6,148
Deutsche Telekom International Finance                           8.00%                    6/15/2010         9,150         9,009
GTE Northwest Inc.                                               5.55%                   10/15/2008         3,000         2,966
Intel Telecom Satellite                                         7.625%                    4/15/2012(2)      3,500         3,587
Koninklijke KPN NV                                               8.00%                    10/1/2010        15,000        15,248
PCCW Hong Kong Capital Ltd.                                      7.75%                   11/15/2011(2)      9,000         9,165
Pearson PLC                                                      7.00%                    6/15/2011(2)      4,700         4,866
Qwest Capital Funding                                            7.00%                     8/3/2009        15,000         8,100
Qwest Communications International Inc.                          7.50%                    11/1/2008         2,000         1,130
Qwest Communications International Inc.                         8.875%                    3/15/2012(2)      1,000           890
Shaw Communications Inc.                                         7.20%                   12/15/2011        10,000         9,712
Sprint Capital Corp.                                             6.00%                    1/15/2007         2,000         1,640
Sprint Capital Corp.                                            7.625%                    1/30/2011         2,000         1,663
Sprint Capital Corp.                                            8.375%                    3/15/2012         9,000         7,290
TCI Communications Inc.                                          8.75%                     8/1/2015         3,095         3,212
TCI Communications Inc.                                         7.875%                     8/1/2013        12,701        12,656
Telefonica de Argentina                                         9.125%                     5/7/2008(2)      3,500         1,575
Telus Corp.                                                      7.50%                     6/1/2007        10,000         9,581
Telus Corp.                                                      8.00%                     6/1/2011         9,150         7,954
Thomson Corp.                                                    5.75%                    2/1/2008          1,850         1,874
TPSA Finance BV                                                  7.75%                   12/10/2008(2)      1,045         1,003
Verizon New Jersey Inc.                                         5.875%                    1/17/2012        14,875        14,301
Verizon New York, Inc.                                          6.875%                     4/1/2012         2,300         2,325
Verizon Pennsylvania Inc.                                        5.65%                   11/15/2011         8,025         7,675
Vodafone AirTouch PLC                                            7.75%                    2/15/2010           210           227

CONSUMER CYCLICAL (1.9%)
AT&T Corp.-Liberty Media Corp.                                  7.875%                    7/15/2009         2,000         2,043
Cia. Brasil de Bebidas                                          10.50%                   12/15/2011(2)      6,500         4,680
Ford Capital BV                                                  9.50%                     6/1/2010           180           206
Goodyear Tire & Rubber                                          7.857%                    8/15/2011         5,000         4,608
Liberty Media Corp.                                              7.75%                    7/15/2009         5,000         5,075
Pulte Homes Inc.                                                7.875%                     8/1/2011         3,400         3,597
Sears, Roebuck & Co.                                            9.375%                    11/1/2011         2,240         2,679
Target Corp.                                                     5.40%                    10/1/2008        19,000        19,110
Time Warner Inc.                                                 7.48%                    1/15/2008         2,050         2,044
Toys R Us                                                       7.625%                     8/1/2011         8,000         7,703

CONSUMER NON-CYCLICAL (5.3%)
Apogent Technologies Inc.                                        8.00%                     4/1/2011        10,000        10,958
C.R. Bard, Inc.                                                  6.70%                    12/1/2026         2,300         2,425
Bristol-Myers Squibb                                             5.75%                    10/1/2011         5,800         5,770
Campbell Soup Co.                                                6.75%                    2/15/2011         5,000         5,293


                                                                              49


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                               COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
Delhaize America Inc.                                           8.125%                    4/15/2011         9,000         9,449
Dole Foods Inc.                                                  7.25%                     5/1/2009(2)      2,975         3,035
Grand Metropolitan Investment Corp.                              9.00%                    8/15/2011         3,000         3,648
HCA Inc.                                                         6.95%                     5/1/2012         5,500         5,549
Healthcare Services                                              7.75%                    6/15/2011(2)     10,000        10,270
HealthSouth Corp.                                               7.625%                     6/1/2012(2)      5,000         4,925
Imperial Tobacco                                                7.125%                     4/1/2009         7,775         7,929
Kellogg Co.                                                      6.60%                     4/1/2011         7,500         7,868
Kraft Foods Inc.                                                5.625%                    11/1/2011        13,600        13,427
Kroger Co.                                                       8.15%                    7/15/2006           300           331
Kroger Co.                                                       7.65%                    4/15/2007         8,080         8,861
Kroger Co.                                                       8.05%                     2/1/2010           700           775
McKesson Corp.                                                   7.75%                     2/1/2012         3,000         3,224
Newell Rubbermaid Inc.                                           6.75%                    3/15/2012         7,000         7,224
Quest Diagnostic Inc.                                            7.50%                    7/12/2011         5,000         5,407
RJ Reynolds Tobacco Holdings Inc.                                7.25%                     6/1/2012         6,000         6,002
SuperValu Inc.                                                   7.50%                    5/15/2012         6,500         6,676
Tenet Healthcare Corp.                                           6.50%                     6/1/2012        12,000        12,146
WellPoint Health Network                                        6.375%                    1/15/2012         1,300         1,336

ENERGY (5.0%)
Amerada Hess Corp.                                               6.65%                    8/15/2011        12,000        12,462
Apache Corp.                                                     6.25%                    4/15/2012         2,000         2,072
Ashland Inc.                                                     6.86%                     5/1/2009         7,500         7,563
Baker Hughes Inc.                                                6.25%                    1/15/2009         2,300         2,403
Burlington Resources Inc.                                        6.50%                    12/1/2011(2)      4,000         4,115
CNOOC Finance                                                   6.375%                     3/8/2012(2)      7,000         7,076
Conoco Inc.                                                      6.35%                    4/15/2009         2,700         2,809
Conoco Funding Co.                                               6.35%                   10/15/2011        10,500        10,877
Devon Financing Corp.                                           6.875%                    9/30/2011         5,000         5,194
LG Caltex Oil Corp.                                              7.75%                    7/25/2011(2)      8,300         9,078
Marathon Oil Corp.                                              6.125%                    3/15/2012         1,625         1,610
Noble Drilling Corp.                                             6.95%                    3/15/2009         4,000         4,065
Occidental Petroleum                                             6.75%                    1/15/2012         5,000         5,242
PF Export Receivables Master Trust                               6.60%                    12/1/2011(1)(2)   5,000         5,080
Petrobras International Finance Co. Ltd.                        9.875%                     5/9/2008         3,000         2,310
Petrobras International Finance Co. Ltd.                         9.75%                     7/6/2011         3,000         2,250
Petro Geo-Services                                              6.625%                    3/30/2008         5,325         4,105
Petronas Capital Ltd.                                            7.00%                    5/22/2012(2)     11,000        11,083
Phillips Petroleum Co.                                           8.75%                    5/25/2010        13,500        15,963
Schlumberger Technology Corp.                                    6.50%                    4/15/2012(2)     10,000        10,356
Texaco Capital Inc.                                              5.50%                    1/15/2009         3,000         3,019
Valero Energy Corp.                                             6.875%                    4/15/2012         5,000         5,136

TECHNOLOGY (0.2%)
First Data Corp.                                                5.625%                    11/1/2011         6,000         5,941

TRANSPORTATION (2.6%)
American Airlines Inc. Pass-Through Certificates                7.024%                   10/15/2009         7,800         7,955
American Airlines Inc. Pass-Through Certificates                6.817%                    5/23/2011         3,000         2,977
CSX Corp.                                                        6.30%                    3/15/2012         7,500         7,618

50

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
                                                                COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

Canadian Pacific Rail                                            6.25%                   10/15/2011        10,000        10,281
Continental Airlines Pass-Through Certificates                  6.563%                    2/15/2012         2,500         2,559
Delta Air Lines, Inc. (Equipment Trust Certificates)             8.54%                     1/2/2007(1)        379           368
Delta Air Lines, Inc. Pass-Through Certificates                 7.111%                    9/18/2011         5,000         5,166
ERAC USA Finance Co.                                             7.35%                    6/15/2008(2)      5,000         5,319
Hertz Corp.                                                      7.40%                     3/1/2011        11,000        10,811
Hertz Corp.                                                     7.625%                     6/1/2012         4,975         4,935
NorthWest Airlines, Inc. Pass-Through Certificates              6.841%                     4/1/2011         2,000         1,996
Southwest Airlines Co.                                           6.50%                     3/1/2012         2,400         2,465
US Airways Pass-Through Trust                                    8.11%                    2/20/2017            60            63
United Air Lines                                                7.032%                    10/1/2010         8,289         7,982

OTHER
Black & Decker                                                  7.125%                     6/1/2011           500           531
                                                                                                                        --------
                                                                                                                        735,902
                                                                                                                        --------
UTILITIES (6.8%)
ELECTRIC (4.3%)
Calpine Corp.                                                    8.50%                    2/15/2011           100            68
Calpine Canada Energy                                            8.50%                     5/1/2008           900           603
Commonwealth Edison                                              6.15%                    3/15/2012(2)      4,000         4,037
Detroit Edison Co.                                              6.125%                    10/1/2010        10,000        10,046
Dominion Resources Inc.                                         8.125%                    6/15/2010         7,800         8,627
Duke Energy Corp.                                                6.25%                    1/15/2012         1,300         1,318
Edison Mission                                                  9.875%                    4/15/2011         2,250         2,216
Energy East Corp.                                                6.75%                    6/15/2012         1,750         1,793
Firstenergy Corp.                                                6.45%                   11/15/2011         3,000         2,897
HGI Transelec Chile SA                                          7.875%                    4/15/2011         8,500         8,940
Israel Electric Corp. Ltd.                                       7.75%                     3/1/2009(2)      2,250         2,324
Israel Electric Corp. Ltd.                                       7.95%                    5/30/2011(2)      3,800         3,954
Mirant Americas Generation, LLC                                  8.50%                    10/1/2021         8,000         6,120
NRG Energy Inc.                                                  8.25%                    9/15/2010        10,000         9,000
National Rural Utility Co.                                       6.20%                     2/1/2008         2,850         2,906
PacificCorp.                                                     6.90%                   11/15/2011         5,500         5,829
PECO Energy Co.                                                  5.95%                    11/1/2011(2)      5,000         5,052
PPL Energy Supply LLC                                            6.40%                    11/1/2011        10,000         9,300
Progress Energy Inc.                                             5.85%                   10/30/2008        15,000        15,078
Progress Energy Inc.                                             7.10%                     3/1/2011         1,700         1,806
Reliant Energy Resources                                         7.75%                    2/15/2011         8,500         7,423
South Point Energy (Calpine)                                    9.825%                    5/30/2019(2)      2,000         1,400
Teco Energy Inc.                                                 7.00%                     5/1/2012         4,500         4,704
Union Electric Power Co.                                         6.75%                     5/1/2008           120           127

NATURAL GAS (2.5%)
Coastal Corp.                                                    6.50%                     6/1/2008           500           481
Coastal Corp.                                                   6.375%                     2/1/2009         5,000         4,633
Coastal Corp.                                                   9.625%                    5/15/2012         5,000         5,485
Consolidated Natural Gas                                         6.25%                    11/1/2011        15,000        15,080
El Paso Energy Corp.                                             6.75%                    5/15/2009         5,000         4,719
El Paso Energy Corp.                                            7.625%                    7/15/2011         5,000         4,921
Enterprise Products Partners, LP                                 7.50%                     2/1/2011         8,300         8,628



                                                                              51


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                               COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

Kinder Morgan Energy Partners, LP                               7.125%                    3/15/2012        10,000        10,537
Williams Cos., Inc.                                             7.125%                     9/1/2011         5,250         4,213
Williams Cos., Inc.                                             8.125%                    3/15/2012(2)      5,000         4,100
Williams Cos., Inc.                                              8.75%                    3/15/2032(2)      3,500         2,800
                                                                                                                        --------
                                                                                                                        181,165
                                                                                                                        --------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $1,386,066)                                                                                                   1,382,254
--------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(2.3%)
Inter-American Development Bank                                 5.375%                   11/15/2008         7,400         7,689
Pemex Finance Ltd.                                               9.69%                    3/31/2007         5,000         5,710
Pemex Master Trust                                              7.875%                     2/1/2009(2)      6,750         6,928
Pemex Master Trust                                               8.00%                   11/15/2011(2)     10,000        10,350
Province of British Columbia                                    5.375%                   10/29/2008         7,000         7,255
Province of Quebec                                               5.75%                    2/15/2009        10,000        10,406
Province of Saskatchewan                                        7.125%                    3/15/2008           600           671
Republic of Chile                                               6.875%                    4/28/2009         1,000         1,025
Republic of South Africa                                        7.375%                    4/25/2012         4,150         4,103
United Mexican States                                           9.875%                     2/1/2010         7,000         7,816
--------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $58,617)                                                                                                         61,953
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.1%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE ABREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note F                                1.97%                     7/1/2002        62,112        62,112
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account                                        1.97%                     7/1/2002        19,824        19,824
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $81,936)                                                                                                         81,936
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
  (COST $2,680,565)                                                                                                   2,721,949
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     90,638
Liabilities--Note F                                                                                                    (139,067)
                                                                                                                        --------
                                                                                                                        (48,429)
                                                                                                                        --------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $2,673,520
================================================================================================================================
  *See Note A in Notes to Financial Statements.
(1)The  average  maturity  is  shorter  than the  final  maturity  shown  due to scheduled interim principal payments.
(2)Security  exempt from  registration  under Rule 144A of the Securities Act of
   1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional  buyers.  At June 30, 2002,  the  aggregate settlement value of these securities was $244,341,000,  representing 9.1% of net assets.

52


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         AMOUNT
                                                                                                                          (000)
--------------------------------------------------------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                                      $2,656,337
Undistributed Net Investment Income --
Accumulated Net Realized Losses                                                                                         (24,201)
Unrealized Appreciation--Note E                                                                                          41,384
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $2,673,520
================================================================================================================================
Investor Shares--Net Assets
Applicable  to  211,763,014  outstanding  $.001 par value  shares of  beneficial
interest (unlimited authorization)                                                                                   $2,166,079
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                               $10.23
================================================================================================================================
Admiral Shares--Net Assets
Applicable  to  49,609,120  outstanding  $.001  par value  shares of  beneficial
interest (unlimited authorization)                                                                                     $507,441
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                                                                $10.23
================================================================================================================================


                                                                              53


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
LONG-TERM BOND INDEX FUND                                       COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (61.0%)
U.S. Government Securities (57.1%)
U.S. Treasury Bond                                              9.375%                    2/15/2006         2,000         2,384
U.S. Treasury Bond                                               5.50%                    5/15/2009         3,950         4,180
U.S. Treasury Bond                                              11.25%                    2/15/2015           540           840
U.S. Treasury Bond                                              9.875%                   11/15/2015           400           574
U.S. Treasury Bond                                               9.25%                    2/15/2016        29,950        41,154
U.S. Treasury Bond                                               7.50%                   11/15/2016        30,075        36,200
U.S. Treasury Bond                                               8.75%                    5/15/2017         3,590         4,790
U.S. Treasury Bond                                              8.875%                    8/15/2017         7,190         9,699
U.S. Treasury Bond                                              8.875%                    2/15/2019         1,950         2,652
U.S. Treasury Bond                                              8.125%                    8/15/2019         9,895        12,673
U.S. Treasury Bond                                               8.50%                    2/15/2020           900         1,193
U.S. Treasury Bond                                               8.75%                    5/15/2020         4,700         6,374
U.S. Treasury Bond                                               8.75%                    8/15/2020           400           543
U.S. Treasury Bond                                              7.875%                    2/15/2021        25,730        32,382
U.S. Treasury Bond                                              8.125%                    8/15/2021        10,210        13,177
U.S. Treasury Bond                                               8.00%                   11/15/2021        31,985        40,906
U.S. Treasury Bond                                              7.625%                   11/15/2022        25,895        32,048
U.S. Treasury Bond                                               6.75%                    8/15/2026        21,645        24,646
U.S. Treasury Bond                                              6.625%                    2/15/2027        66,900        75,124
U.S. Treasury Bond                                              6.375%                    8/15/2027         1,725         1,882
U.S. Treasury Note                                              7.875%                   11/15/2004         3,675         4,073
U.S. Treasury Note                                              6.125%                    8/15/2007         4,375         4,770
U.S. Treasury Note                                              5.625%                    5/15/2008         3,850         4,110
U.S. Treasury Note                                               6.00%                    8/15/2009         1,200         1,304
                                                                                                                        --------
                                                                                                                        357,678
                                                                                                                        --------
AGENCY BONDS AND NOTES (3.9%)
Federal Home Loan Mortgage Corp.                                6.875%                    9/15/2010           425           472
Federal National Mortgage Assn.                                  5.50%                    3/15/2011         1,750         1,775
Federal National Mortgage Assn.                                 6.125%                    3/15/2012         3,775         3,987
Federal National Mortgage Assn.                                  6.25%                    5/15/2029         1,400         1,414
Tennessee Valley Auth.                                           6.25%                   12/15/2017         1,100         1,165
Tennessee Valley Auth.                                           6.75%                    11/1/2025         2,500         2,645
Tennessee Valley Auth.                                          7.125%                     5/1/2030         9,000        10,031
Tennessee Valley Auth.                                          6.875%                   12/15/2043         3,000         3,098
                                                                                                                        --------
                                                                                                                         24,587
                                                                                                                        --------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $367,403)                                                                                                       382,265
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (35.8%)
Asset-Backed Securities (0.4%)
PSE&G Transition Funding LLC                                     6.89%                   12/15/2017(1)      2,500         2,699

FINANCE (9.0%)
BANKING (3.2%)
Abbey National Capital Trust I                                  8.963%                   12/29/2049         4,000         4,640
BT Capital Trust B                                               7.90%                    1/15/2027           200           200
Citicorp Capital II                                             8.015%                    2/15/2027           450           483
Citicorp Lease Pass-Through Trust                                7.22%                    10/1/2004(1)(2)     117           126
Citicorp                                                         8.04%                   12/15/2019(2)        450           493

54

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
                                                                COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

CoreStates Capital Corp.                                         8.00%                   12/15/2026(2)      3,000         3,065
Fleet Capital Trust II                                           7.92%                   12/11/2026           400           403
Mellon Capital II                                               7.995%                    1/15/2027         2,100         2,201
NB Capital Trust IV                                              8.25%                    4/15/2027           400           413
NationsBank Corp.                                                7.25%                   10/15/2025           375           396
Norwest Corp.                                                    6.65%                   10/15/2023            60            60
PNC Funding Corp.                                                7.95%                   12/15/2026(2)      1,000         1,015
Royal Bank of Scotland PLC                                      7.648%                    9/30/2031         3,000         3,105
Suntrust Capital                                                 7.90%                    6/15/2027           750           791
Swiss Bank Corp.-New York                                       7.375%                    7/15/2015           750           826
Swiss Bank Corp.-New York                                        7.00%                   10/15/2015           750           795
Swiss Bank Corp.-New York                                       7.375%                    6/15/2017           300           326
US Bancorp                                                       8.27%                   12/15/2026           750           777

BROKERAGE (3.4%)
Dean Witter, Discover & Co.                                      6.75%                   10/15/2013           200           204
Merrill Lynch & Co.                                             6.875%                   11/15/2018         1,250         1,238
Morgan Stanley, Dean Witter Discover & Co.                       7.25%                     4/1/2032         3,650         3,708

FINANCE COMPANIES (2.6%)
General Electric Capital Corp.                                   6.75%                    3/15/2032         5,200         5,120
General Motors Acceptance Corp.                                  8.00%                    11/1/2031         5,000         5,090
Household Finance Corp.                                          7.00%                    5/15/2012         3,000         3,006
Household Finance Corp.                                         7.625%                    5/17/2032         3,100         3,058

INSURANCE (2.3%)
AIG                                                              6.90%                    3/15/2032(2)      3,550         3,649
ACE Capital Trust II                                             9.70%                     4/1/2030         2,000         2,348
American General Capital II                                      8.50%                     7/1/2030         1,000         1,183
Jackson National Life Insurance Co.                              8.15%                    3/15/2027(2)      2,000         2,202
Nationwide Mutual Insurance                                      8.25%                    12/1/2031(2)      1,500         1,537
Progressive Corp.                                               6.625%                     3/1/2029         1,000           924
Prudential Holdings, LLC                                        8.695%                   12/18/2023(2)      2,000         2,112
Travelers Property Casualty Corp.                                7.75%                    4/15/2026           275           292

REAL ESTATE INVESTMENT TRUSTS (0.1%)
Security Capital Pacific Trust                                   8.05%                     4/1/2017           200           208
Susa Partnership LP                                              7.50%                    12/1/2027           400           414
                                                                                                                        --------
                                                                                                                         56,408
                                                                                                                        --------
INDUSTRIAL (22.0%)
BASIC INDUSTRY (0.6%)
Dow Chemical Co.                                                7.375%                    11/1/2029         1,000         1,059
Eastman Chemical Co.                                             7.25%                    1/15/2024           250           251
Eastman Chemical Co.                                             7.60%                     2/1/2027           150           156
Rohm & Haas Co.                                                  9.80%                    4/15/2020(1)        495           610
Sappi Papier Holding                                             7.50%                    6/15/2032(2)        650           662
Union Carbide Corp.                                             7.875%                     4/1/2023           220           214
Union Carbide Corp.                                              7.75%                    10/1/2096         1,150         1,032

CAPITAL GOODS (1.7%)
The Boeing Co.                                                  6.625%                    2/15/2038           700           691
Caterpillar, Inc.                                               7.375%                     3/1/2097            50            52

                                                                              55

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
LONG-TERM BOND INDEX FUND                                       COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

Deere & Co.                                                      8.50%                     1/9/2022           115           135
Lockheed Martin Corp.                                            8.50%                    12/1/2029         3,000         3,570
Tyco International Group SA                                     6.875%                    1/15/2029         4,675         3,296
United Technologies Corp.                                       8.875%                   11/15/2019           545           667
Waste Management, Inc.                                           7.75%                    5/15/2032(2)      1,325         1,311

COMMUNICATION (4.6%)
AT&T Corp.                                                       8.35%                    1/15/2025           300           237
AT&T Corp.                                                       6.50%                    3/15/2029         5,500         3,575
AT&T Wireless Services Inc.                                      8.75%                     3/1/2031         6,000         4,665
Comcast Cable Communication                                     8.875%                     5/1/2017           500           507
GTE Corp.                                                        8.75%                    11/1/2021           900         1,037
Michigan Bell Telephone Co.                                      7.50%                    2/15/2023         1,040         1,039
New England Telephone & Telegraph Co.                           6.875%                    10/1/2023           110           105
New England Telephone & Telegraph Co.                           7.875%                   11/15/2029           600           635
News America Holdings Inc.                                       9.25%                     2/1/2013         1,500         1,678
News America Holdings Inc.                                       8.00%                   10/17/2016           750           771
News America Holdings Inc.                                       7.75%                    1/20/2024         1,000           946
Qwest Capital Funding Inc.                                       7.25%                    2/15/2011         4,000         2,160
Qwest Communications International                              8.875%                    3/15/2012(2)        500           445
Koninklijke KPN NV                                              8.375%                    10/1/2030         3,000         2,975
Southwestern Bell Telephone Co.                                 7.625%                     3/1/2023            45            46
Southwestern Bell Telephone Co.                                  7.25%                    7/15/2025           450           454
Sprint Capital Corp.                                            7.625%                    1/30/2011         3,000         2,494
Sprint Capital Corp.                                             8.75%                    3/15/2032         3,100         2,356
TCI Communications, Inc.                                        7.875%                     8/1/2013         1,000           996
TCI Communications, Inc.                                        9.875%                    6/15/2022           500           559
Verizon New York, Inc.                                          7.375%                     4/1/2032         1,400         1,351

CONSUMER CYCLICAL (4.0%)
AOL Time Warner                                                 7.625%                    4/15/2031         1,000           883
Auburn Hills                                                   12.375%                     5/1/2020           260           373
Dayton Hudson Corp.                                              6.75%                     1/1/2028           750           744
Dayton Hudson Corp.                                              6.65%                     8/1/2028           500           490
Ford Motor Co.                                                  6.375%                     2/1/2029         1,500         1,222
Ford Motor Co.                                                   7.45%                    7/16/2031         6,000         5,603
Ford Motor Co.                                                   8.90%                    1/15/2032         1,000         1,073
Ford Motor Co.                                                   9.98%                    2/15/2047         1,100         1,279
Liberty Media Corp.                                              8.25%                     2/1/2030         5,000         4,780
May Department Stores Co.                                        9.75%                    2/15/2021            38            47
May Department Stores Co.                                        6.70%                    9/15/2028         1,375         1,319
Pulte Homes                                                     7.875%                    6/15/2032         1,375         1,375
Target Corp.                                                     7.00%                    7/15/2031         1,500         1,547
Time Warner Inc.                                                 7.57%                     2/1/2024           500           437
Time Warner Entertainment                                       8.375%                    3/15/2023         1,650         1,639
Wal-Mart Stores                                                  7.55%                    2/15/2030         2,000         2,267

CONSUMER NON-CYCLICAL (2.7%)
Anheuser-Busch Cos., Inc.                                       7.125%                     7/1/2017           600           622
Anheuser-Busch Cos., Inc.                                        6.75%                   12/15/2027           250           259
Archer-Daniels-Midland Co.                                      8.875%                    4/15/2011            80            96

56

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
                                                                COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

C.R. Bard, Inc.                                                  6.70%                    12/1/2026           500           527
Delhaize America Inc.                                            9.00%                    4/15/2031         3,250         3,500
Grand Metropolitan Investment Corp.                              9.00%                    8/15/2011            75            91
HealthSouth Corp.                                               7.625%                     6/1/2012(2)      2,000         1,970
Kellogg Co.                                                      7.45%                     4/1/2031         2,000         2,185
Kraft Foods Inc.                                                 6.50%                    11/1/2031         3,300         3,207
Kroger Co.                                                       8.00%                    9/15/2029           750           815
Pharmacia Corp.                                                  6.60%                    12/1/2028         2,000         2,030
RJ Reynolds Tobacco Holdings Inc.                                7.25%                     6/1/2012         1,250         1,251
Wendy's International, Inc.                                      6.20%                    6/15/2014           500           505

ENERGY (6.2%)
Alberta Energy Co. LTD                                          7.375%                    11/1/2031         3,000         3,135
Amerada Hess Corp.                                               7.30%                    8/15/2031         1,500         1,536
Amerada Hess Corp.                                              7.125%                    3/15/2033         2,000         2,003
Burlington Resources Inc.                                        7.40%                    12/1/2031(2)      3,800         4,052
Devon Energy Corp.                                               7.95%                    4/15/2032         1,400         1,509
Devon Financing Corp.                                           7.875%                    9/30/2031         2,500         2,662
Marathon Oil                                                     6.80%                    3/15/2032         3,000         2,874
Mobil Corp.                                                     7.625%                    2/23/2033           230           236
Noble Drilling Corp.                                             7.50%                    3/15/2019         2,000         1,953
Pancanadian Energy Corp.                                         7.20%                    11/1/2031           975           956
Petro-Canada                                                     9.25%                   10/15/2021           775           933
Petro Geo Services                                               8.15%                    7/15/2029           750           521
Petronas Capital Ltd.                                            7.00%                    5/22/2012(2)      1,500         1,511
Petronas Capital Ltd.                                           7.875%                    5/22/2022(2)      3,500         3,473
Phillips Petroleum Co.                                           8.49%                     1/1/2023           900           966
Schlumberger Technology Corp.                                    6.50%                    4/15/2012(2)      4,000         4,142
Suncor Energy Inc.                                               7.15%                     2/1/2032         1,300         1,290
Texaco Capital Corp.                                            8.875%                     9/1/2021           155           193
Tosco Corp.                                                      7.80%                     1/1/2027           350           386
Tosco Corp.                                                     8.125%                    2/15/2030         1,500         1,737
Transocean Sedco Forex Inc.                                      7.50%                    4/15/2031         2,000         2,084
Union Oil Co. of California                                      7.50%                    2/15/2029         1,000         1,034

TECHNOLOGY (0.1%)
International Business Machines Corp.                            7.00%                   10/30/2025           350           357
International Business Machines Corp.                           7.125%                    12/1/2096           500           495

TRANSPORTATION (2.1%)
Burlington Northern Santa Fe Corp.                               6.75%                    3/15/2029         1,000           995
Burlington Northern Sante Fe Corp.                               7.25%                     8/1/2097           250           248
Canadian National Railway Co.                                    6.80%                    7/15/2018           725           731
Canadian Pacific Rail                                           7.125%                   10/15/2031         3,000         3,142
Continental Airlines, Inc.(Equipment Trust Certificates)        6.648%                    3/15/2019         2,587         2,515
Norfolk Southern Corp.                                           7.70%                    5/15/2017         2,400         2,766
Norfolk Southern Corp.                                           7.90%                    5/15/2097           100           106
US Airways Pass-Through Trust                                    8.11%                    2/20/2017         1,849         1,940
Union Pacific Corp.                                              7.00%                     2/1/2016           550           588
                                                                                                                        --------
                                                                                                                        137,942
                                                                                                                        --------

                                                                              57


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                          MATURITY         AMOUNT         VALUE*
LONG-TERM BOND INDEX FUND                                       COUPON                        DATE          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

UTILITIES (4.4%)
ELECTRIC (3.1%)
Arizona Public Service Co.                                       7.25%                     8/1/2023           200           191
Commonwealth Edison Co.                                          7.50%                     7/1/2013           750           838
Dominion Resources Capital Trust III                             8.40%                    1/15/2031           300           315
Illinois Power Co.                                               7.50%                    7/15/2025           300           237
MidAmerican Energy Co.                                           6.75%                   12/30/2031         1,675         1,599
Mirant Americas Generation, LLC                                  8.50%                    10/1/2021         3,300         2,525
NRG Energy Inc.                                                 8.625%                     4/1/2031           400           308
NRG Northeast Generating                                        9.292%                   12/15/2024         2,000         1,794
Pacific Corp.                                                    7.70%                   11/15/2031           400           424
Progress Energy Inc.                                             7.00%                   10/30/2031         3,000         2,909
South Carolina Electric & Gas Co.                               6.625%                     2/1/2032         3,000         3,044
South Point Energy (Calpine)                                    9.825%                    5/30/2019(2)      4,000         2,800
Texas Utilities Co.                                             7.875%                     3/1/2023         1,090         1,115
Texas Utilities Co.                                              8.75%                    11/1/2023            50            53
Virginia Electric & Power Co.                                    6.75%                    10/1/2023         1,000           951

NATURAL GAS (1.3%)
Coastal Corp.                                                    7.75%                   10/15/2035         1,150         1,035
Coastal Corp.                                                    7.42%                    2/15/2037         1,000           863
El Paso Corp.                                                   8.375%                    6/15/2032(2)      2,625         2,714
Tennessee Gas Pipeline                                          7.625%                     4/1/2037         2,000         1,919
Williams Cos, Inc.                                               7.50%                    1/15/2031         2,500         1,800
                                                                                                                        --------
                                                                                                                         27,434
                                                                                                                        --------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $227,327)                                                                                                       224,483
--------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(1.2%)
Inter-American Development Bank                                  8.50%                    3/15/2011           110           132
Inter-American Development Bank                                 7.125%                    3/15/2023            25            26
Province of Newfoundland                                        10.00%                    12/1/2020           750         1,046
Province of Newfoundland                                         9.00%                     6/1/2019           300           383
Province of Quebec                                              7.125%                     2/9/2024         2,000         2,178
Province of Saskatchewan                                        7.375%                    7/15/2013           600           695
Republic of El Salvador                                          8.25%                    4/10/2032(2)        950           958
United Mexican States                                            8.30%                    8/15/2031         2,450         2,383
United Mexican States Value Recovery Rights                        --                      6/3/2003         1,750             4
--------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $7,546)                                                                                                           7,805
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.7%)
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note F                                1.97%                     7/1/2002         9,984         9,984
Collateralized by U.S. Government Obligation
 in a Pooled Cash Account                                        1.97%                     7/1/2002           572           572
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $10,556)                                                                                                         10,556
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (COST $612,832)                                                                                                       625,109
--------------------------------------------------------------------------------------------------------------------------------

58


                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                   $ 28,328
Liabilities--Note F                                                                                                     (26,350)
                                                                                                                        --------
                                                                                                                          1,978
                                                                                                                        --------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
================================================================================================================================
Applicable  to  58,178,492  outstanding  $.001  par value  shares of  beneficial
interest (unlimited authorization)                                                                                     $627,087
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                                $10.78
================================================================================================================================
  *See Note A in Notes to Financial Statements.
(1)The  average  maturity  is  shorter  than the  final  maturity  shown  due to scheduled interim principal payments.
(2)Security  exempt from  registration  under Rule 144A of the Securities Act of
   1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional  buyers.  At June 30, 2002,  the  aggregate value of these securities was $38,237,000, representing 6.1% of net assets.

--------------------------------------------------------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT           PER
                                                                                                            (000)         SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                          $620,093        $10.66
Undistributed Net Investment Income                                                                            --            --
Accumulated Net Realized Losses                                                                            (5,283)         (.09)
Unrealized Appreciation--Note E                                                                            12,277           .21
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                               $627,087        $10.78
================================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

-------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL BOND           SHORT-TERM             INTERMEDIATE-            LONG-TERM
                                               MARKET INDEX           BOND INDEX                 TERM BOND           BOND INDEX
                                                       FUND                 FUND                INDEX FUND                FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                            SIX MONTHS ENDED JUNE 30, 2002
                                                      -------------------------------------------------------------------------
                                                      (000)                (000)                     (000)                (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest                                           $694,980              $54,830                   $79,881             $18,590
Security Lending                                      1,084                  140                       156                  25
-------------------------------------------------------------------------------------------------------------------------------
 Total Income                                       696,064               54,970                    80,037              18,615
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
Investment Advisory Services                          1,435                  131                       160                  36
Management and Administrative
Investor Shares                                      13,479                1,490                     1,827                 493
Admiral Shares*                                         848                  291                       319                  --
Institutional Shares**                                2,286                   --                        --                  --
Marketing and Distribution
Investor Shares                                       1,391                  180                       188                  45
Admiral Shares*                                          53                   17                        19                  --
Institutional Shares**                                  684                   --                        --                  --
Custodian Fees                                          201                   35                        10                   7
Auditing Fees                                             6                    6                         6                   6
Shareholders' Reports
Investor Shares                                         203                   29                        36                  15
Admiral Shares*                                           1                   --                        --                  --
Institutional Shares**                                    6                   --                        --                  --
Trustees' Fees and Expenses                              12                    1                         1                   1
-------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                       20,605                2,180                     2,566                 603
Expenses Paid Indirectly--Note C                         (2)                  --                       (10)                 (2)
-------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                         20,603                2,180                     2,556                 601
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                               675,461               52,790                    77,481              18,014
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT
  SECURITIES SOLD                                  (136,563)             (11,602)                  (24,221)             (3,111)
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
    Investment Securities                           131,717                1,556                    13,348                  40
    Swap Contracts                                      264                   --                        --                  --
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                  131,981                1,556                    13,348                  40
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                         $670,879              $42,744                   $66,608             $14,943
===============================================================================================================================
 *The Long-Term Bond Index Fund does not offer Admiral Shares.
**Only the Total Bond Market Index Fund offers Institutional Shares.

60

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

TOTAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
                                                 SIX MONTHS                 YEAR
                                                      ENDED                ENDED
                                              JUNE 30, 2002        DEC. 31, 2001
                                                      (000)                (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                             $ 675,461         $ 1,178,342
Realized Net Gain (Loss)                          (136,563)             107,660
Change in Unrealized Appreciation
   (Depreciation)                                   131,981             163,321
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                       670,879           1,449,323
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
 Investor Shares                                   (430,152)           (817,046)
 Admiral Shares                                     (36,125)             (4,836)
 Institutional Shares                              (209,184)           (356,460)
Realized Capital Gain*
 Investor Shares                                    (15,843)                 --
 Admiral Shares                                      (1,366)                 --
 Institutional Shares                                (7,626)                 --
--------------------------------------------------------------------------------
 Total Distributions                               (700,296)         (1,178,342)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
Investor Shares                                   1,254,692           2,731,009
Admiral Shares                                      583,139             873,138
Institutional Shares                                554,733           2,134,233
Net Increase (Decrease) from
  Capital Share Transactions                      2,392,564           5,738,380
--------------------------------------------------------------------------------
Total Increase (Decrease)                         2,363,147           6,009,361
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                              21,759,491          15,750,130
--------------------------------------------------------------------------------
End of Period                                   $24,122,638         $21,759,491
================================================================================
*Includes fiscal 2002 short-term gain distributions totaling $4,515,000 that are treated as ordinary income for tax purposes.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                                 SHORT-TERM                              INTERMEDIATE-TERM
                                            BOND INDEX FUND                                BOND INDEX FUND
                                                 SIX MONTHS                 YEAR                SIX MONTHS                 YEAR
                                                      ENDED                ENDED                     ENDED                ENDED
                                              JUNE 30, 2002        DEC. 31, 2001              JUNE 30, 2002       DEC. 31, 2001
                                                      (000)                (000)                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                              $ 52,790             $ 88,572                  $ 77,481           $ 126,357
Realized Net Gain (Loss)                            (11,602)              24,045                   (24,221)             34,177
Change in Unrealized Appreciation
  (Depreciation)                                      1,556               14,984                    13,348               2,690
 Net Increase (Decrease)
  in Net Assets
  Resulting from Operations                          42,744              127,601                    66,608             163,224
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
 Investor Shares                                    (42,548)             (87,353)                  (63,507)           (124,135)
 Admiral Shares                                     (10,242)              (1,219)                  (13,974)             (2,222)
 Institutional Shares*                                   --                   --                        --                  --
Realized Capital Gain**
  Investor Shares                                    (3,707)             (11,320)                   (1,594)                 --
  Admiral Shares                                       (887)              (1,801)                     (368)                 --
  Institutional Shares*                                  --                   --                        --                  --
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                              (57,384)            (101,693)                  (79,443)           (126,357)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
Investor Shares                                     307,466              363,709                    80,555             414,701
Admiral Shares                                      313,115              276,668                   162,032             350,667
Institutional Shares*                                    --                   --                        --                  --
  Net Increase (Decrease) from
   Capital Share Transactions                       620,581              640,377                   242,587             765,368
-------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                           605,941              666,285                   229,752             802,235
-------------------------------------------------------------------------------------------------------------------------------
Net Assets
Beginning of Period                               1,953,183            1,286,898                 2,443,768           1,641,533
-------------------------------------------------------------------------------------------------------------------------------
End of Period                                    $2,559,124           $1,953,183                $2,673,520          $2,443,768
===============================================================================================================================
 *The Short-Term and Intermediate-Term Bond Index Funds do not offer Institutional Shares.
**The Short-Term Bond Index Fund's 2002 and 2001 distributions include   short-term gain distributions totaling $2,506,000
  and $12,741,000, respectively, that are treated as ordinary income dividends for tax purposes.

62

--------------------------------------------------------------------------------
                                                      LONG-TERM BOND INDEX FUND
--------------------------------------------------------------------------------
                                                      SIX MONTHS            YEAR
                                                           ENDED           ENDED
                                                   JUNE 30, 2002   DEC. 31, 2001
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                  $ 18,014        $ 30,315
Realized Net Gain (Loss)                                 (3,111)          6,228
Change in Unrealized Appreciation (Depreciation)             40            (857)
 Net Increase (Decrease) in Net Assets
   Resulting from Operations                             14,943          35,686
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
Investor Shares                                         (18,014)        (30,315)
Admiral Shares*                                              --              --
Institutional Shares*                                        --              --
Realized Capital Gain
Investor Shares                                              --              --
Admiral Shares*                                              --              --
Institutional Shares*                                        --              --
--------------------------------------------------------------------------------
Total Distributions                                     (18,014)        (30,315)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
Investor Shares                                          87,697         120,119
Admiral Shares*                                              --              --
Institutional Shares*                                        --              --
--------------------------------------------------------------------------------
  Net Increase (Decrease)
   from Capital Share Transactions                       87,697         120,119
--------------------------------------------------------------------------------
   Total Increase (Decrease)                             84,626         125,490
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                     542,461         416,971
--------------------------------------------------------------------------------
End of Period                                          $627,087        $542,461
================================================================================
*The Long-Term Bond Index Fund does not offer Admiral or Institutional Shares.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

TOTAL BOND MARKET INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED   -------------------------------------------
THROUGHOUT EACH PERIOD                            JUNE 30, 2002      2001     2000     1999     1998    1997
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.15      9.96    $9.56   $10.27   $10.09  $ 9.84
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .296      .632     .648     .617     .624    .645
  Net Realized and Unrealized Gain (Loss) on Investments  (.009)     .190     .400    (.695)    .218    .250
-------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       .287      .822    1.048    (.078)    .842    .895
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.296)    (.632)   (.648)   (.617)   (.624)  (.645)
  Distributions from Realized Capital Gains               (.011)       --       --    (.015)   (.038)     --
-------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.307)    (.632)   (.648)   (.632)   (.662)  (.645)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.13    $10.15    $9.96   $ 9.56   $10.27  $10.09
=============================================================================================================

TOTAL RETURN*                                             2.87%     8.43%   11.39%   -0.76%    8.58%    9.44%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $15,350  $14,116   $11,180   $9,477   $7,765   $5,129
  Ratio of Total Expenses to
    Average Net Assets                                  0.22%**    0.22%     0.22%    0.20%    0.20%    0.20%
  Ratio of Net Investment Income to
    Average Net Assets                                  5.90%**    6.21%     6.72%    6.26%    6.10%    6.54%
Portfolio Turnover Rate                                  62%**^      67%       53%      55%      57%      39%
=============================================================================================================
 *Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Annualized.
 ^The portfolio turnover rate excluding in-kind redemptions was 58%.

TOTAL BOND MARKET INDEX FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     NOV. 12* TO
THROUGHOUT EACH PERIOD                             JUNE 30, 2002   DEC. 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.15          $10.44
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .299           .082
  Net Realized and Unrealized Gain (Loss)
   on Investments                                          (.009)         (.290)
--------------------------------------------------------------------------------
   Total from Investment Operations                         .290          (.208)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.299)         (.082)
  Distributions from Realized Capital Gains                (.011)            --
--------------------------------------------------------------------------------
   Total Distributions                                     (.310)         (.082)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.13         $10.15
================================================================================

TOTAL RETURN                                                2.90%         -2.00%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,448            $866
 Ratio of Total Expenses to Average Net Assets           0.16%**         0.17%**
 Ratio of Net Investment Income to Average Net Assets    5.96%**         5.97%**
 Portfolio Turnover Rate                                  62%**^             67%
--------------------------------------------------------------------------------
*Inception.
**Annualized.
^The portfolio turnover rate excluding in-kind redemptions was 58%.

TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED ----------------------------------------
THROUGHOUT EACH PERIOD                              JUNE 30, 2002    2001    2000    1999    1998    1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.15  $ 9.96   $9.56  $10.27  $10.09  $ 9.84
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .302    .644    .659    .627    .635    .655
  Net Realized and Unrealized Gain (Loss) on Investments    (.009)   .190    .400   (.695)   .218    .250
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .293    .834   1.059   (.068)   .853    .905
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.302)  (.644)  (.659)  (.627)  (.635)  (.655)
  Distributions from Realized Capital Gains                 (.011)     --      --   (.015)  (.038)     --
----------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.313)  (.644)  (.659)  (.642)  (.673)  (.655)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.13  $10.15   $9.96  $ 9.56  $10.27  $10.09
==========================================================================================================

TOTAL RETURN*                                               2.93%    8.56% 11.52%  -0.66%   8.69%    9.55%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $7,325   $6,778 $4,570  $3,204  $2,493   $1,628
  Ratio of Total Expenses to
    Average Net Assets                                     0.10%*    0.10%  0.10%   0.10%   0.10%    0.10%
  Ratio of Net Investment Income to
    Average Net Assets                                     6.01%*    6.32%  6.84%   6.36%   6.21%    6.64%
Portfolio Turnover Rate                                     62%*^      67%    53%     55%     57%      39%
==========================================================================================================

*Annualized.
^The portfolio turnover rate excluding in-kind redemptions was 58%.

66

SHORT-TERM BOND INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED ----------------------------------------
THROUGHOUT EACH PERIOD                              JUNE 30, 2002    2001    2000    1999    1998    1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.19  $ 9.96   $9.73  $10.10  $10.00  $ 9.92
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .246    .568    .601    .539    .574    .597
  Net Realized and Unrealized Gain (Loss) on Investments    .(058)   .299    .230   (.336)   .168    .080
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .188    .867    .831    .203    .742    .677
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.246)  (.568)  (.601)  (.539)  (.574)  (.597)
  Distributions from Realized Capital Gains                 (.022)  (.069)     --   (.034)  (.068)     --
----------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.268)  (.637)  (.601)  (.573)  (.642)  (.597)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.11  $10.19   $9.96  $ 9.73  $10.10   $10.00
==========================================================================================================

TOTAL RETURN*                                               1.87%    8.88%  8.84%   2.08%   7.63%    7.04%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $1,975   $1,680  1,287  $1,156    $709     $446
  Ratio of Total Expenses to
    Average Net Assets                                    0.21%**    0.21%  0.21%   0.20%   0.20%    0.20%
  Ratio of Net Investment Income to
    Average Net Assets                                    4.88%**    5.45%  6.16%   5.48%   5.68%    6.03%
Portfolio Turnover Rate                                    138%**     156%    74%    108%    112%      88%
==========================================================================================================
 *Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Annualized.

SHORT-TERM BOND INDEX FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     NOV. 12* TO
THROUGHOUT EACH PERIOD                             JUNE 30, 2002   DEC. 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.19         $10.44
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .248           .069
  Net Realized and Unrealized Gain (Loss)
   on Investments                                          (.058)         (.181)
--------------------------------------------------------------------------------
   Total from Investment Operations                         .190          (.112)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.248)         (.069)
  Distributions from Realized Capital Gains                (.022)         (.069)
--------------------------------------------------------------------------------
   Total Distributions                                     (.270)         (.138)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.11         $10.19
================================================================================

TOTAL RETURN                                               1.90%          -1.08%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $584            $273
 Ratio of Total Expenses to Average Net Assets           0.16%**         0.17%**
 Ratio of Net Investment Income to Average Net Assets    4.93%**         5.01%**
 Portfolio Turnover Rate                                  138%**            156%
--------------------------------------------------------------------------------
 *Inception.
**Annualized.

68

INTERMEDIATE-TERM BOND INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED ----------------------------------------
THROUGHOUT EACH PERIOD                              JUNE 30, 2002    2001    2000    1999    1998    1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.28  $10.02  $ 9.51  $10.48  $10.20  $ 9.96
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .312    .651    .654    .628    .647    .661
  Net Realized and Unrealized Gain (Loss) on Investments    (.042)   .260    .510   (.936)   .353    .240
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .270    .911   1.164   (.308)  1.000    .901
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.312)  (.651)  (.654)  (.628)  (.647)  (.661)
  Distributions from Realized Capital Gains                 (.008)     --      --   (.034)  (.073)     --
----------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.338)  (.683)  (.679)  (.681)  (.714)  (.678)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.23  $10.28  $10.02  $ 9.51  $10.48  $10.20
==========================================================================================================

TOTAL RETURN*                                               2.67%   9.28%  12.78%  -3.00%  10.09%    9.41%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $2,166  $2,096  $1,642  $1,449  $1,102    $687
  Ratio of Total Expenses to
    Average Net Assets                                    0.21%**   0.21%   0.21%   0.20%   0.20%   0.20%
  Ratio of Net Investment Income to
    Average Net Assets                                    6.13%**   6.33%   6.83%   6.33%   6.23%   6.64%
Portfolio Turnover Rate                                    116%**    135%     81%    120%     77%     56%
==========================================================================================================
 *Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Annualized.

INTERMEDIATE-TERM BOND INDEX FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     NOV. 12* TO
THROUGHOUT EACH PERIOD                             JUNE 30, 2002   DEC. 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.28         $10.65
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .314           .085
  Net Realized and Unrealized Gain (Loss)
   on Investments                                          (.042)         (.370)
--------------------------------------------------------------------------------
   Total from Investment Operations                         .272          (.285)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.314)         (.085)
  Distributions from Realized Capital Gains                (.008)            --
--------------------------------------------------------------------------------
   Total Distributions                                     (.322)         (.085)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.23          $10.28
================================================================================

TOTAL RETURN                                                2.69%         -2.68%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $507            $348
 Ratio of Total Expenses to Average Net Assets           0.16%**         0.17%**
 Ratio of Net Investment Income to Average Net Assets    6.18%**         6.17%**
 Portfolio Turnover Rate                                  116%**            135%
--------------------------------------------------------------------------------
*Inception.
**Annualized.

70

LONG-TERM BOND INDEX
----------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED ----------------------------------------
THROUGHOUT EACH PERIOD                              JUNE 30, 2002    2001    2000    1999    1998    1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.83  $10.66  $ 9.77  $11.32  $10.78  $10.08
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .338    .683    .679     .662   .666    .678
  Net Realized and Unrealized Gain (Loss) on Investments    (.050)   .170    .890  (1.531)   .588    .700
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .288    .853   1.569   (.869)  1.254   1.378
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.338)  (.683)  (.679)  (.662)  (.666)  (.678)
  Distributions from Realized Capital Gains                    --      --      --   (.019)  (.048)     --
----------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.338) (.683)   (.679)  (.681)  (.714)  (.678)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.78  $10.83  $10.66  $ 9.77  $11.32  $10.78
==========================================================================================================

TOTAL RETURN*                                               2.69%   8.17%   6.64%  -7.85%  11.98%   14.30%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $627    $542    $417    $313    $210     $88
  Ratio of Total Expenses to
    Average Net Assets                                    0.21%**   0.21%   0.21%   0.20%   0.20%   0.20%
  Ratio of Net Investment Income to
    Average Net Assets                                    6.30%**   6.30%   6.71%   6.39%   6.01%   6.66%
Portfolio Turnover Rate                                    162%**    107%     56%     61%     57%     58%
==========================================================================================================
 *Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Index Funds comprise the Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.
     The Total Bond Market Index Fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. The Short-Term Bond Index and Intermediate-Term Bond Index Funds each offer two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Swap Contracts: The Total Bond Market Index Fund has entered into swap transactions to earn the total return on a specified mortgage-backed security or index of mortgage-backed securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate asset-backed securities. The combination of the swap and the floating-rate securities is expected to provide a return advantage over buying the individual securities referenced in the swap.
     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with total return swaps are that a counterparty will default on its obligation to pay net amounts due to the fund, or that unfavorable changes in interest rates or the reference security or index will cause the fund to realize losses.

     5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     6. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                            CAPITAL CONTRIBUTION    PERCENTAGE     PERCENTAGE OF
                                     TO VANGUARD       OF FUND        VANGUARD'S
INDEX FUND                                 (000)    NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Total Bond Market                         $4,268         0.02%             4.27%
Short-Term Bond                              438         0.02              0.44
Intermediate-Term Bond                       473         0.02              0.47
Long-Term Bond                               110         0.02              0.11
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended June 30, 2002, custodian fee offset arrangements reduced expenses by:

------------------------------------------
                         EXPENSE REDUCTION
INDEX FUND                           (000)
------------------------------------------
Total Bond Market                      $ 2
Intermediate-Term Bond                  10
Long-Term Bond                           2
------------------------------------------

D. During the six months ended June 30, 2002, purchases and sales of investment securities other than temporary cash investments were:

-------------------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT SECURITIES                 OTHER INVESTMENT SECURITIES
                                             --------------------------                 ---------------------------
                                                        (000)                                     (000)
-------------------------------------------------------------------------------------------------------------------
INDEX FUND                                   PURCHASES            SALES                 PURCHASES             SALES
-------------------------------------------------------------------------------------------------------------------
Total Bond Market                           $7,066,850       $4,996,677                $3,691,961        $1,993,266
Short-Term Bond                              1,646,583        1,248,752                   491,969           228,359
Intermediate-Term Bond                       1,246,373        1,092,814                   462,175           363,508
Long-Term Bond                                 323,757          263,070                   220,508           198,768
-------------------------------------------------------------------------------------------------------------------

     During the six months ended June 30, 2002, the Total Bond Market Index Fund realized $10,958,000, of net capital gains resulting from in-kind redemptions--in which shareholders exchange fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.
     For tax purposes, at December 31, 2001, the Long-Term Bond Index Fund had available a capital loss carryforward of $2,115,000 to offset future net capital gains through December 31, 2008.

E. At June 30, 2002, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

--------------------------------------------------------------------------------
                                                 (000)
                           -----------------------------------------------------
                                                                  NET UNREALIZED
                           APPRECIATED        DEPRECIATED           APPRECIATION
INDEX FUND                  SECURITIES         SECURITIES         (DEPRECIATION)
--------------------------------------------------------------------------------
Total Bond Market             $739,385         $(264,088)               $475,297
Short-Term Bond                 50,148           (24,470)                 25,678
Intermediate-Term Bond          84,119           (42,735)                 41,384
Long-Term Bond                  20,498            (8,221)                 12,277
--------------------------------------------------------------------------------

     At June 30, 2002, the Total Bond Market Index Fund had the following open swap contracts:

------------------------------------------------------------------------------------------------------------------
                                                                                                         UNREALIZED
                                                                NOTIONAL            FLOATING           APPRECIATION
                                  TERMINATION                     AMOUNT       INTEREST RATE         (DEPRECIATION)
REFERENCE ENTITY                         DATE     DEALER*          (000)              PAID**                  (000)
-------------------------------------------------------------------------------------------------------------------
MBS Index                           8/31/2002          LB       $100,000               1.69%                   $188
FNMA, 6.50%                          9/1/2002         UBS         20,000               1.49                      76
MBS Index                           9/30/2002          LB        100,000               1.59                      --
-------------------------------------------------------------------------------------------------------------------

*LB--Lehman Brothers.
UBS--UBS Warburg.
**Based on one-month London InterBank Offered Rate (LIBOR).

     The  floating-rate   asset-backed   securities  associated  with  the  swap
transactions are shown as a separate category of corporate bonds in the Statement of Net Assets.

F. The market values of securities on loan to broker/dealers at June 30, 2002, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------
                                                      (000)
                                ------------------------------------------------
                                                         COLLATERAL RECEIVED
                                                       -------------------------
                                MARKET VALUE                        MARKET VALUE
                                   OF LOANED                    OF U.S. TREASURY
INDEX FUND                        SECURITIES           CASH           SECURITIES
--------------------------------------------------------------------------------
Total Bond Market                 $3,356,439       $670,714           $2,777,910
Short-Term Bond                      308,816         42,601              273,819
Intermediate-Term Bond               584,475         62,112              535,342
Long-Term Bond                        65,419          9,984               57,573
--------------------------------------------------------------------------------

     The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G. Capital share transactions for each class of shares were:

------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                        YEAR ENDED
                                                         JUNE 30, 2002                      DECEMBER 31, 2001
                                                  --------------------------             -------------------------
                                                  AMOUNT              SHARES             AMOUNT            SHARES
INDEX FUND                                         (000)               (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------
Total Bond Market
Investor Shares
  Issued                                      $2,911,062             287,421         $6,191,699           609,148
  Issued in Lieu of Cash Distributions           411,947              40,691            739,524            72,683
  Redeemed                                    (2,068,317)           (204,249)        (4,200,214)         (412,644)
    Net Increase (Decrease)--Investor Shares   1,254,692             123,863          2,731,009           269,187
Admiral Shares
  Issued                                         765,154              75,567            892,722            87,286
  Issued in Lieu of Cash Distributions            30,408               3,004              4,008               394
  Redeemed                                      (212,423)            (21,000)           (23,592)           (2,324)
    Net Increase (Decrease)--Admiral Shares      583,139              57,571            873,138            85,356
Institutional Shares
  Issued                                       1,504,012             148,571          2,962,267           290,842
  Issued in Lieu of Cash Distributions           176,833              17,468            299,978            29,479
  Redeemed                                    (1,126,112)           (111,103)        (1,128,012)         (110,932)
    Net Increase (Decrease)--
      Institutional Shares                       554,733              54,936          2,134,233           209,389
------------------------------------------------------------------------------------------------------------------

                                                                              75


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                         YEAR ENDED
                                                         JUNE 30, 2002                       DECEMBER 31, 2001
                                                  --------------------------             -------------------------
                                                  AMOUNT              SHARES             AMOUNT            SHARES
INDEX FUND                                         (000)               (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------
Short-Term Bond
Investor Shares
  Issued                                        $747,787              73,773        $1,083,305            105,932
  Issued in Lieu of Cash Distributions            39,620               3,917            86,585              8,482
  Redeemed                                      (479,941)            (47,263)         (806,181)           (78,704)
                                                ------------------------------------------------------------------
    Net Increase (Decrease)--Investor Shares     307,466              30,427           363,709             35,710
                                                ------------------------------------------------------------------
Admiral Shares
  Issued                                         349,767              34,499           281,280             27,291
  Issued in Lieu of Cash Distributions             9,984                 987             2,793                274
  Redeemed                                       (46,636)             (4,603)           (7,405)              (722)
                                                ------------------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares      313,115              30,883           276,668             26,843
------------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond
Investor Shares
  Issued                                        $496,241              48,485         $1,090,263           105,468
  Issued in Lieu of Cash Distributions            54,589               5,341            101,799             9,884
  Redeemed                                      (470,275)            (45,951)          (777,361)          (75,294)
                                                ------------------------------------------------------------------
    Net Increase (Decrease)--Investor Shares      80,555               7,875            414,701            40,058
                                                ------------------------------------------------------------------
Admiral Shares
  Issued                                         253,745              24,811            354,209            34,144
  Issued in Lieu of Cash Distributions            11,538               1,129              1,947               189
  Redeemed                                      (103,251)            (10,131)            (5,489)             (533)
                                                ------------------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares      162,032              15,809            350,667            33,800
------------------------------------------------------------------------------------------------------------------
Long-Term Bond
  Issued                                        $173,542              16,057          $ 266,395            24,499
  Issued in Lieu of Cash Distributions            15,390               1,424             25,847             2,376
  Redeemed                                      (101,235)             (9,374)          (172,123)          (15,907)
                                                ------------------------------------------------------------------
    Net Increase (Decrease)                       87,697               8,107            120,119            10,968
------------------------------------------------------------------------------------------------------------------

76

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (Year Elected)

JOHN J. BRENNAN (1987)           Chairman of the Board, Chief Executive Officer,
                                 and Director/Trustee of The Vanguard Group,
                                 Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)          The Partners of '63 (pro bono ventures in
                                 education); Senior Adviser to Greenwich
                                 Associates (international business-strategy consulting); Successor Trustee of Yale
                                 University; Overseer of the Stern School of
                                 Business at New York University; Trustee of the
                                 Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)            Chairman and Chief Executive Officer of Rohm
                                 and Haas Co. (chemicals); Director of
                                 Technitrol, Inc. (electronic components), and
                                 Agere Systems (communications components);
                                 Board Member of the American Chemistry Council;
                                 and Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)    Vice President, Chief Information Officer, and
                                 Member of the Executive Committee of Johnson &
                                 Johnson (pharmaceuticals/consumer products);
                                 Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)         Chemical Bank Chairman's Professor of
                                 Economics, Princeton University; Director of
                                 Vanguard Investment Series plc (Irish
                                 investment fund), Vanguard Group (Ireland)
                                 Limited (Irish investment management firm),
                                 Prudential Insurance Co. of America, BKF
                                 Capital (investment management firm), The
                                 Jeffrey Co. (holding company), and NeuVis, Inc.
                                 (software company).

ALFRED M. RANKIN, JR. (1993)     Chairman, President, Chief Executive Officer,
                                 and Director of NACCO Industries, Inc.
                                 (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services).

J. LAWRENCE WILSON (1985)        Retired Chairman and Chief Executive Officer of
                                 Rohm and Haas Co. (chemicals); Director of
                                 Cummins Inc. (diesel engines), The Mead
                                 Corp. (paper products), and AmerisourceBergen
                                 Corp. (pharmaceutical distribution); Trustee of
                                 Vanderbilt University.

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON                Secretary; Managing Director and General
                                 Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard
                                 Group.

THOMAS J. HIGGINS                Treasurer; Principal of The Vanguard Group,
                                 Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Finance.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, FOUNDER; Chairman and Chief Executive Officer, 1974-1996.

                                                    [PHOTO OF SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

ABOUT OUR COVER
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q842 082002